                                    CONFORMED*
                            RESTATED CREDIT AGREEMENT


                                     between


                              PILLOWTEX CORPORATION
                                    BORROWER


                           NATIONSBANK OF TEXAS, N.A.
                                      AGENT


                                       and


                                 CERTAIN LENDERS
                                     LENDERS

                                  $175,000,000



                                NOVEMBER 12, 1996




                      ====================================
                      PREPARED BY HAYNES AND BOONE, L.L.P.
                      ====================================





*Conformed to show signatures

                                TABLE OF CONTENTS

SECTION 1    DEFINITIONS AND TERMS . . . . . . . . . . . . . . . . . . . . . . 1
      1.1    Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
      1.2    Time References . . . . . . . . . . . . . . . . . . . . . . . . .15
      1.3    Other References. . . . . . . . . . . . . . . . . . . . . . . . .15
      1.4    Accounting Principles . . . . . . . . . . . . . . . . . . . . . .15

SECTION 2    COMMITMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . .15
      2.1    Revolving Facility. . . . . . . . . . . . . . . . . . . . . . . .15
      2.2    Borrowing Procedure . . . . . . . . . . . . . . . . . . . . . . .16
      2.3    Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . .17
      2.4    Swing-Line Subfacility. . . . . . . . . . . . . . . . . . . . . .19
      2.5    Borrowing Requests and LC Requests. . . . . . . . . . . . . . . .20
      2.6    Extension of Facility . . . . . . . . . . . . . . . . . . . . . .20
      2.7    Termination . . . . . . . . . . . . . . . . . . . . . . . . . . .20
      2.8    Increases in Revolving Facility . . . . . . . . . . . . . . . . .21

SECTION 3    TERMS OF PAYMENT. . . . . . . . . . . . . . . . . . . . . . . . .21
      3.1    Notes and Payments. . . . . . . . . . . . . . . . . . . . . . . .21
      3.2    Interest and Principal Payments . . . . . . . . . . . . . . . . .21
      3.3    Interest Options. . . . . . . . . . . . . . . . . . . . . . . . .22
      3.4    Quotation of Rates. . . . . . . . . . . . . . . . . . . . . . . .22
      3.5    Default Rate. . . . . . . . . . . . . . . . . . . . . . . . . . .22
      3.6    Interest Recapture. . . . . . . . . . . . . . . . . . . . . . . .22
      3.7    Interest Calculations . . . . . . . . . . . . . . . . . . . . . .23
      3.8    Maximum Rate. . . . . . . . . . . . . . . . . . . . . . . . . . .23
      3.9    Interest Periods. . . . . . . . . . . . . . . . . . . . . . . . .23
      3.10   Conversions . . . . . . . . . . . . . . . . . . . . . . . . . . .24
      3.11   Order of Application. . . . . . . . . . . . . . . . . . . . . . .24
      3.12   Sharing of Payments, Etc... . . . . . . . . . . . . . . . . . . .24
      3.13   Offset. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
      3.14   Booking Borrowings. . . . . . . . . . . . . . . . . . . . . . . .25
      3.15   Basis Unavailable or Inadequate for CD Rate, Swing Rate, or LIBOR
             Rate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
      3.16   Additional Costs. . . . . . . . . . . . . . . . . . . . . . . . .25
      3.17   Change in Laws. . . . . . . . . . . . . . . . . . . . . . . . . .26
      3.18   Funding Loss. . . . . . . . . . . . . . . . . . . . . . . . . . .26
      3.19   Foreign Lenders, Participants, and Assignees. . . . . . . . . . .27

SECTION 4    FEES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
      4.1    Treatment of Fees . . . . . . . . . . . . . . . . . . . . . . . .27
      4.2    Fees to Agent and Affiliates. . . . . . . . . . . . . . . . . . .27
      4.3    LC Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27

SECTION 5    SECURITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
      5.1    Guaranty. . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
      5.2    Collateral. . . . . . . . . . . . . . . . . . . . . . . . . . . .28
      5.3    Creation of Liens and Further Assurances. . . . . . . . . . . . .29
      5.4    Collateral Release. . . . . . . . . . . . . . . . . . . . . . . .29
      5.5    Additional Companies. . . . . . . . . . . . . . . . . . . . . . .29
      5.6    Change in Tax Laws. . . . . . . . . . . . . . . . . . . . . . . .30

SECTION 6    CONDITIONS PRECEDENT AND SUBSEQUENT . . . . . . . . . . . . . . .30
      6.1    Conditions Precedent. . . . . . . . . . . . . . . . . . . . . . .30
      6.2    Conditions Subsequent . . . . . . . . . . . . . . . . . . . . . .30

SECTION 7    REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . .31
      7.1    Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31
      7.2    Corporate Existence, Good Standing, and Authority . . . . . . . .31
      7.3    Subsidiaries and Names. . . . . . . . . . . . . . . . . . . . . .31
      7.4    Authorization and Contravention . . . . . . . . . . . . . . . . .31
      7.5    Binding Effect. . . . . . . . . . . . . . . . . . . . . . . . . .32
      7.6    Financial Statements. . . . . . . . . . . . . . . . . . . . . . .32
      7.7    Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . .32
      7.8    Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32
      7.9    Environmental Matters . . . . . . . . . . . . . . . . . . . . . .32
      7.10   Employee Plans. . . . . . . . . . . . . . . . . . . . . . . . . .32
      7.11   Properties; Liens . . . . . . . . . . . . . . . . . . . . . . . .33
      7.12   Government Regulations. . . . . . . . . . . . . . . . . . . . . .33
      7.13   Transactions with Affiliates. . . . . . . . . . . . . . . . . . .33
      7.14   Debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
      7.15   Leases. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
      7.16   Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
      7.17   Labor Matters . . . . . . . . . . . . . . . . . . . . . . . . . .33
      7.18   Intellectual Property . . . . . . . . . . . . . . . . . . . . . .33
      7.19   Solvency. . . . . . . . . . . . . . . . . . . . . . . . . . . . .34
      7.20   Full Disclosure . . . . . . . . . . . . . . . . . . . . . . . . .34
      7.21   Fieldcrest Asset Acquisition. . . . . . . . . . . . . . . . . . .34

SECTION 8    AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . .34
      8.1    Certain Items Furnished . . . . . . . . . . . . . . . . . . . . .34
      8.2    Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . .35
      8.3    Books and Records . . . . . . . . . . . . . . . . . . . . . . . .36
      8.4    Inspections . . . . . . . . . . . . . . . . . . . . . . . . . . .36
      8.5    Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36
      8.6    Payment of Obligations. . . . . . . . . . . . . . . . . . . . . .36
      8.7    Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . .36
      8.8    Maintenance of Existence, Assets, and Business. . . . . . . . . .36
      8.9    Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . .36
      8.10   Environmental Matters . . . . . . . . . . . . . . . . . . . . . .36
      8.11   Subsidiaries. . . . . . . . . . . . . . . . . . . . . . . . . . .37
      8.12   INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . .37

SECTION 9    NEGATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . . .38
      9.1    Payroll Taxes . . . . . . . . . . . . . . . . . . . . . . . . . .38
      9.2    Debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38
      9.3    Employee Plans. . . . . . . . . . . . . . . . . . . . . . . . . .38
      9.4    Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . .39
      9.5    Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .39
      9.6    Transactions with Affiliates. . . . . . . . . . . . . . . . . . .39
      9.7    Compliance with Laws and Documents. . . . . . . . . . . . . . . .39
      9.8    Loans, Advances, and Investments. . . . . . . . . . . . . . . . .39
      9.9    Distributions . . . . . . . . . . . . . . . . . . . . . . . . . .39
      9.10   Disposition of Assets . . . . . . . . . . . . . . . . . . . . . .39


                                    (ii)

      9.11   Mergers, Consolidations, and Dissolutions . . . . . . . . . . . .40
      9.12   Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . . .40
      9.13   Fiscal Year and Accounting Methods. . . . . . . . . . . . . . . .40
      9.14   New Businesses. . . . . . . . . . . . . . . . . . . . . . . . . .40
      9.15   Government Regulations. . . . . . . . . . . . . . . . . . . . . .40
      9.16   Contingent Liabilities. . . . . . . . . . . . . . . . . . . . . .40
      9.17   Operating Leases. . . . . . . . . . . . . . . . . . . . . . . . .40
      9.18   Capital Expenditures. . . . . . . . . . . . . . . . . . . . . . .40
      9.19   Asset Purchase Agreement. . . . . . . . . . . . . . . . . . . . .40
      9.20   Strict Compliance . . . . . . . . . . . . . . . . . . . . . . . .41
      9.21   Legal Defeasance and Covenant Defeasance. . . . . . . . . . . . .41

SECTION 10   FINANCIAL COVENANTS . . . . . . . . . . . . . . . . . . . . . . .41
      10.1   Minimum Net Worth . . . . . . . . . . . . . . . . . . . . . . . .41
      10.2   Current Ratio . . . . . . . . . . . . . . . . . . . . . . . . . .41
      10.3   Funded Debt/EBITDA. . . . . . . . . . . . . . . . . . . . . . . .41
      10.4   Minimum Interest Coverage Ratio . . . . . . . . . . . . . . . . .41

SECTION 11   DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . .41
      11.1   Payment of Obligations. . . . . . . . . . . . . . . . . . . . . .41
      11.2   Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . .42
      11.3   Debtor Relief . . . . . . . . . . . . . . . . . . . . . . . . . .42
      11.4   Judgments and Attachments . . . . . . . . . . . . . . . . . . . .42
      11.5   Government Action . . . . . . . . . . . . . . . . . . . . . . . .42
      11.6   Misrepresentation . . . . . . . . . . . . . . . . . . . . . . . .42
      11.7   Ownership of Other Companies. . . . . . . . . . . . . . . . . . .42
      11.8   Change of Control of Borrower . . . . . . . . . . . . . . . . . .43
      11.9   Other Funded Debt . . . . . . . . . . . . . . . . . . . . . . . .43
      11.10  SEC Reporting Requirements. . . . . . . . . . . . . . . . . . . .43
      11.11  Validity and Enforceability . . . . . . . . . . . . . . . . . . .44
      11.12  LCs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .44

SECTION 12   RIGHTS AND REMEDIES . . . . . . . . . . . . . . . . . . . . . . .44
      12.1   Remedies Upon Default . . . . . . . . . . . . . . . . . . . . . .44
      12.2   Company Waivers.  . . . . . . . . . . . . . . . . . . . . . . . .44
      12.3   Performance by Agent. . . . . . . . . . . . . . . . . . . . . . .45
      12.4   Not in Control. . . . . . . . . . . . . . . . . . . . . . . . . .45
      12.5   Course of Dealing . . . . . . . . . . . . . . . . . . . . . . . .45
      12.6   Cumulative Rights . . . . . . . . . . . . . . . . . . . . . . . .45
      12.7   Application of Proceeds . . . . . . . . . . . . . . . . . . . . .45
      12.8   Certain Proceedings . . . . . . . . . . . . . . . . . . . . . . .45
      12.9   Expenditures by Lenders . . . . . . . . . . . . . . . . . . . . .46
      12.10  Diminution in Value of Collateral . . . . . . . . . . . . . . . .46

SECTION 13   AGENT AND LENDERS . . . . . . . . . . . . . . . . . . . . . . . .46
      13.1   Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .46
      13.2   Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . .47
      13.3   Proportionate Absorption of Losses. . . . . . . . . . . . . . . .47
      13.4   Delegation of Duties; Reliance. . . . . . . . . . . . . . . . . .48
      13.5   Limitation of Agent's Liability . . . . . . . . . . . . . . . . .48
      13.6   Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . .49
      13.7   Collateral Matters. . . . . . . . . . . . . . . . . . . . . . . .49


                                    (iii)

      13.8   Limitation of Liability . . . . . . . . . . . . . . . . . . . . .50
      13.9   Relationship of Lenders . . . . . . . . . . . . . . . . . . . . .50
      13.10  Benefits of Agreement . . . . . . . . . . . . . . . . . . . . . .50

SECTION 14   MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . .50
      14.1   Nonbusiness Days. . . . . . . . . . . . . . . . . . . . . . . . .50
      14.2   Communications. . . . . . . . . . . . . . . . . . . . . . . . . .50
      14.3   Form and Number of Documents. . . . . . . . . . . . . . . . . . .50
      14.4   Exceptions to Covenants . . . . . . . . . . . . . . . . . . . . .51
      14.5   Survival. . . . . . . . . . . . . . . . . . . . . . . . . . . . .51
      14.6   Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . .51
      14.7   Invalid Provisions. . . . . . . . . . . . . . . . . . . . . . . .51
      14.8   Amendments, Consents, Conflicts, and Waivers. . . . . . . . . . .51
      14.9   Multiple Counterparts . . . . . . . . . . . . . . . . . . . . . .52
      14.10  Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . .52
      14.11  Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . .53
      14.12  Entirety. . . . . . . . . . . . . . . . . . . . . . . . . . . . .53














                                    (iv)

                             SCHEDULES AND EXHIBITS


          Schedule 1.1(a)     -    Lenders and Commitments
          Schedule 1.1(b)     -    Existing Letters of Credit
          Schedule 1.1(c)     -    Fiscal-Month Ends
          Schedule 5.5        -    Lender-Lien Limitation
          Schedule 6          -    Closing Documents
          Schedule 7.3        -    Companies and Names
          Schedule 9.2        -    Permitted Debt
          Schedule 9.5        -    Permitted Liens
          Schedule 9.8        -    Permitted Loans, Advances, and Investments

          Exhibit A-1         -    Swing-Line Note
          Exhibit A-2         -    Revolving Note
          Exhibit B           -    Guaranty
          Exhibit C-1         -    Security Agreement
          Exhibit C-2         -    Release of Mortgage and Deed of Trust (North
                                   and South Carolina)
          Exhibit C-3         -    Release of Second Mortgage (Pennsylvania)
          Exhibit D-1         -    Notice of Conversion
          Exhibit D-2         -    Compliance Certificate
          Exhibit D-3         -    Closing Certificate
          Exhibit E-1         -    Opinion of Texas Counsel
          Exhibit E-2         -    Opinion of Mexico Counsel
          Exhibit F           -    Assignment and Assumption Agreement








                                    (v)

                            RESTATED CREDIT AGREEMENT


     THIS CREDIT AGREEMENT is entered into as of November 12, 1996, between PILLOWTEX CORPORATION, a Texas corporation ("BORROWER"), Lenders (defined below), and NATIONSBANK OF TEXAS, N.A., as agent for Lenders.

     Borrower, certain Lenders, and Agent are party to the Credit Agreement (as amended, through the date of this agreement, the "EXISTING CREDIT AGREEMENT") dated as of December 1, 1994, providing for (a) revolving loans, (b) a term loan, and (c) the issuance by Agent of letters of credit.

     Borrower has requested that Lenders enter into this agreement to renew, extend, and entirely amend and restate the Existing Credit Agreement and provide for (a) a revolving line of credit in an amount totaling $175,000,000 (with certain subfacilities for letters of credit and swing-line advances) to be used by Borrower as provided in SECTION 7.1 in the form of a revolving-credit facility of $175,000,000 (the "REVOLVING FACILITY") to be funded by Lenders from time to time. Lenders are willing to extend the requested credit on the terms and conditions of this agreement.

     ACCORDINGLY, for adequate and sufficient consideration, Borrower, Lenders, and Agent agree as follows:

SECTION 1 DEFINITIONS AND TERMS.

     1.1  DEFINITIONS.  As used in the Loan Documents:

     ASSET PURCHASE AGREEMENT means the Asset Purchase Agreement dated as of October 3, 1996, between Fieldcrest Cannon, Inc. and Borrower providing for the Fieldcrest Asset Acquisition.

     AFFILIATE of a Person means any other individual or entity who has the power (directly or indirectly through ownership, voting securities, contract, or otherwise -- but not solely by being an officer or director of that Person) to direct or cause the direction of management or policies of that Person.

     AGENT means, at any time, NationsBank of Texas, N.A. -- or its successor appointed under SECTION 13 below -- acting as AGENT for Lenders under the Loan Documents. References to Agent in respect of LCs are to that institution in its individual capacity.

     APPLICABLE MARGIN means, for any day, the margin of interest over the Base Rate, the CD Rate, or the LIBOR Rate, as the case may be, that is applicable when any interest rate is determined under this agreement.

          (a) The Applicable Margin is subject to adjustment (upwards or downwards, as appropriate) based on the better of (1) Borrower's Senior Debt Rating or (2) the ratio of Funded Debt to EBITDA, as stated in the table below:





==================================================================================================================================
                                        APPLICABLE         APPLICABLE         APPLICABLE        APPLICABLE
    SENIOR          RATIO OF FUNDED     MARGIN FOR         MARGIN FOR         MARGIN FOR        MARGIN FOR          APPLICABLE
  DEBT RATING       DEBT TO EBITDA       BASE-RATE         LIBOR-RATE           SWING             CD-RATE           PERCENTAGES
                                        BORROWINGS         BORROWINGS         BORROWINGS        BORROWINGS
----------------------------------------------------------------------------------------------------------------------------------
 B+/B1              Less than or            0%               1.50%              1.75%             1.625%               .375%
                    equal to 4.00,
                    but greater
                    than 3.50 to
                    1.00

 BB-/Ba3            Less than or            0%               1.125%             1.375%            1.250%               .250%
                    equal to 3.50
                    to 1.00, but
                    greater than
                    3.00 to 1.00

 BB/Ba2             Less than or            0%               .875%              1.125%            1.00%               .250%
                    equal to 3.00
                    to 1.00, but
                    greater than
                    2.50 to 1.00

 BB+/Ba1            Less than or            0%               .625%               .875%             .750%               .225%
                    equal to 2.50
                    to 1.00, but
                    greater than
                    2.00 to 1.00

 BBB-/Baa3          Less than or            0%               0.50%               .75%              .625%               .200%
                    equal 2.00 to
                    1.00
==================================================================================================================================

          (b) From the Closing Date through the date that Agent receives the Current Financials and Compliance Certificate for the year ending December 28, 1996, the Applicable Margin is deemed to be .875% for LIBOR-Rate Borrowings and 1.00% for CD-Rate Borrowings, and the Applicable Percentage is deemed to be .250%.

          (c) After receipt of the Current Financials and Compliance Certificate for the year ending December 28, 1996 -- EXCEPT as otherwise stated in CLAUSE (a) above -- the Applicable Margin and Applicable Percentage in effect at any time are based upon either the Senior Debt Rating or the ratio of Funded Debt to EBITDA as determined from the Current Financials and related Compliance Certificate then most recently received by Agent, effective as of the date received by Agent.

          (d) For purposes of the definitions of APPLICABLE MARGIN and APPLICABLE PERCENTAGE, EBITDA is calculated for the Companies' most recently-completed-four-fiscal quarters, and Funded Debt is determined as of the last day of that four-fiscal-quarter period.

          (e) If Borrower fails to timely furnish to Agent any Financial Statements and related Compliance Certificate as required by this agreement, then the maximum Applicable Margin and Applicable Percentage apply from the date those Financial Statements and related Compliance Certificate are required to be delivered and remain in effect until Borrower furnishes them to Agent.

     APPLICABLE PERCENTAGE means, for any day, a commitment-fee percentage applicable under SECTION 4.4, subject to adjustment (upwards or downwards, as appropriate), based on the measurements set forth in the chart set out in the definition of the term APPLICABLE MARGIN. The Applicable Percentage is calculated and determined as further provided in the definition of the term APPLICABLE MARGIN.

     ASSESSMENT RATE means, for any day and any CD-Rate Borrowing, the actual (if published) or the estimated (if the actual rate is not known) assessment rate (rounded upwards, if necessary, to the nearest 0.01%) paid by Agent to the Federal Deposit Insurance Corporation for that corporation's insuring liability for U.S. dollar deposits.

     ASSET SALE means any sale, lease, assignment, conveyance, transfer, or other disposition of assets (including, without limitation, the sale, issuance, or disposition of any stock or other equity securities and also including, without limitation, sale/leaseback arrangements) by Borrower or any of Borrower's Subsidiaries, including, without limitation, an actual or constructive loss of property, an agreed or compromised loss of property, or the taking of any property under the power of eminent domain.

     ASSIGNEE is defined in SECTION 14.10(c).

     ASSIGNMENT AND ASSUMPTION AGREEMENTS is defined in SECTION 14.10(c).

     BA means a banker's acceptance, which is a draft drawn by Borrower on Agent and accepted and held (but not discounted) by Agent in connection with a draft or drawing under a LC with extended payment terms.

     BASE RATE means, for any day, the greater of EITHER (a) the annual interest rate most recently announced by Agent as its prime rate (which may not necessarily represent the lowest or best rate actually charged to any customer) in effect at its principal office in Dallas, Texas, automatically fluctuating upward and downward as specified in each announcement without special notice to Borrower or any other Person, OR (b) the SUM of the Federal-Funds Rate PLUS 0.5%.

     BASE-RATE BORROWING means a Borrowing bearing interest at the SUM of the Base Rate PLUS the Applicable Margin.

     BEACON means Beacon Manufacturing Company, a North Carolina corporation.

     BORROWER is defined in the preamble to this agreement.

     BORROWING means any amount disbursed (a) by one or more Lenders to or on behalf of Borrower under the Loan Documents, including any Swing Borrowing, either as an original disbursement of funds, a renewal, extension, or continuation of an amount outstanding, or a payment under an LC or (b) by any Lender in accordance with, and to satisfy the obligations of any Company under, any Loan Document.

     BORROWING DATE is defined in SECTION 2.2(a).

     BORROWING REQUEST means a request by Borrower to Agent for a Borrowing either by telephone or in writing (in form acceptable to Agent) under
SECTION 2.2(a).

     BUSINESS DAY means (a) for purposes of any LIBOR-Rate Borrowing, a day when commercial banks are open for international business in London, England, and (b) for all other purposes, any day OTHER THAN Saturday, Sunday, and any other day that commercial banks are authorized by Law to be closed in Texas.

     CAPITAL LEASE means any capital lease or sublease that is required by GAAP to be capitalized on a balance sheet.

     CAPITAL STOCK means (i) in the case of a corporation, corporate stock,
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     CAPITALIZATION means, at any time, the sum of (a) Borrower's stockholder's equity, plus (b) Funded Debt.

     CD RATE means, for a CD-Rate Borrowing and for its Interest Period, the annual interest rate (rounded upward, if necessary, to the nearest 0.01%) equal to the SUM of (a) the annual rate bid by certificate of deposit dealers of recognized standing on the first day of that Interest Period for the purchase at face value from Agent of a certificate of deposit in an amount comparable to that CD-Rate Borrowing and having a maturity approximately equal to that Interest Period, PLUS (b) the Assessment Rate on the first day of that Interest Period.

     CD-RATE BORROWING means a Borrowing bearing interest at the SUM of the CD Rate PLUS the Applicable Margin.

     CERCLA means the COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980, 42 U.S.C. Sections 9601 ET SEQ.

     CHANGE OF CONTROL means the occurrence of any of the events described in
SECTION 11.8.

     CLOSING DATE means the date agreed to by Borrower and Agent for the initial Borrowing, which must be a Business Day occurring, if ever, no later than November 29, 1996.

     CODE means the INTERNAL REVENUE CODE OF 1986.

     COLLATERAL is defined in SECTION 5.2.

     COMMITMENT means, at any time and for any Lender, the amounts stated beside that Lender's name on the most-recently amended SCHEDULE 1.1(a).

     COMMITMENT PERCENTAGE means, for any Lender, the proportion (stated as a percentage) that its Commitment bears to the total Commitments of all Lenders.

     COMMITMENT USAGE means, at any time, the SUM of (a) the Principal Debt (which includes, without limitation, the Principal Debt under the Swing-Line Subfacility) PLUS (b) the LC Exposure for documentary LCs or BAs into which any documentary LC may have been converted.

     COMPANIES means, at any time, Borrower and each of its Subsidiaries.

     COMPLIANCE CERTIFICATE means a certificate substantially in the form of EXHIBIT D-2 and signed by a Responsible Officer.

     CONTAMINATED SITE LIST means (a) the NATIONAL PRIORITIES LIST established under CERCLA, (b) the COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY AND INFORMATION SYSTEM established under CERCLA, or (c) any other list, registry, or other compilation established by any Tribunal of sites that require or potentially require removal, remedial, or other actions in response to the Release or threatened Release of any Hazardous Substance.

     CURRENT FINANCIALS, unless otherwise specified:

          (a) means EITHER (i) the Companies' consolidated Financial Statements for the year ending December 30, 1995, TOGETHER WITH the Companies' Financial Statements for the portion of the fiscal year ending on September 28, 1996, OR (ii) at any time after annual Financial Statements are first delivered under SECTION 8.1, the Companies' annual Financial Statements then most recently delivered to Lenders under SECTION 8.1(a), TOGETHER WITH the Companies' quarterly Financial Statements then most recently delivered to Lenders under SECTION 8.1(b); but

          (b) EXCEPT as provided in the definition of EBITDA, does not include the results of operation and cash flows for any Company for the time period before it becomes a member of Borrower's consolidated group.

     CURRENT RATIO means, at any time, the QUOTIENT of the SUM of the Company's
(a) cash, PLUS (b) accounts receivable, PLUS (c) inventory DIVIDED BY the SUM of the Company's (x) accounts payable PLUS (y) Principal Debt.

     DEBT of any Person means, at any time and without duplication (a) all obligations required by GAAP to be classified upon that Person's balance sheet as liabilities, (b) liabilities secured (or for which the holder of the Debt has an existing Right, contingent or otherwise, to be so secured) by any Lien existing on property owned or acquired by that Person, (c) obligations that have been (or under GAAP should be) capitalized for financial reporting purposes, and
(d) all guaranties, endorsements, and other contingent obligations for Debt of others.

     DEBTOR RELIEF LAWS means the BANKRUPTCY CODE OF THE UNITED STATES OF AMERICA and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar Laws affecting creditors' Rights.

     DEFAULT is defined in SECTION 11.

     DEFAULT RATE means, for any day, an annual interest rate equal from day to day to the lesser of EITHER (a) the then-existing Base Rate PLUS 2% OR (b) the Maximum Rate.

     DETERMINING LENDERS means, at any time, any combination of Lenders holding (directly or indirectly) AT LEAST EITHER (a) 51% of the total Commitments while there is no Principal Debt or LC Exposure OR (b) 51% of the Principal Debt PLUS the LC Exposure while there is any Principal Debt or LC Exposure.

     DISTRIBUTION means, with respect to any shares of any capital stock or other equity securities issued by a Person (a) the retirement, redemption, purchase, or other acquisition for value of those securities, (b) the declaration or payment of any dividend on or with respect to those securities,
(c) any loan or advance by that Person to, or other investment by that Person in, the holder of any of those securities OTHER THAN those loans and advances referred to in ITEM 5 on SCHEDULE 9.8, and (d) any other payment by that Person with respect to those securities.

     EBITDA means -- for any Person, for any period, and without duplication -- the SUM of (a) Net Income PLUS (b) to the extent actually deducted in calculating Net Income, interest expense (including, without limitation, interest that is capitalized), Taxes, depreciation, and amortization.

     EMPLOYEE PLAN means an employee pension benefit plan covered by TITLE IV of ERISA and established or maintained by any Company.

     ENVIRONMENTAL INDEMNITY AGREEMENT means any agreement (including, without limitation, insurance policies) known to any Company by which any Company or Predecessor is (or may reasonably claim to be) entitled to receive reimbursement or other payment on account of any Environmental Liability OTHER THAN any agreements (a) in the nature of environmental consulting or engineering agreements for professional services or (b) the terms of which preclude any Company or Predecessor from asserting a claim for reimbursement or other payment on account of any Environmental Liability.

     ENVIRONMENTAL INVESTIGATION means any health, safety, or environmental site assessment, investigation, study, review, audit, compliance audit, or compliance review conducted at any time or from time to time -- whether at the request of Agent or any Lender, upon the order or request of any Tribunal, or at the voluntary instigation of any Company -- concerning any Real Property or the business operations or activities of any Company, including, without limitation
(a) air, soil, groundwater, or surface-water sampling and monitoring, (b) repair, cleanup, remediation, or detoxification, (c) preparation and implementation of any closure, remedial, spill, emergency, or other plans, and
(d) any health, safety, or environmental compliance audit or review.

     ENVIRONMENTAL LAW means any applicable Law that relates to (a) the condition of air, ground or surface water, soil, or other environmental media,
(b) the environment or natural resources, (c) safety or health, or (d) the regulation of any contaminants, wastes, and Hazardous Substances, including, without limitation, CERCLA, OSHA, the HAZARDOUS MATERIALS TRANSPORTATION ACT (49 U.S.C. Section 1801 ET SEQ.), the RESOURCE CONSERVATION AND RECOVERY ACT (42 U.S.C. Section 6901 ET SEQ.), the CLEAN WATER ACT (33 U.S.C. Section 1251 ET SEQ.), the CLEAN AIR ACT (42 U.S.C. Section 7401 ET SEQ.), the TOXIC SUBSTANCES CONTROL ACT (15 U.S.C. Section 2601 ET SEQ.), the FEDERAL INSECTICIDE, FUNGICIDE, AND RODENTICIDE ACT (7 U.S.C. Section 136 ET SEQ.), the EMERGENCY PLANNING AND COMMUNITY RIGHT-TO-KNOW ACT (42 U.S.C. Section 11001 ET SEQ.), the SAFE DRINKING WATER ACT (42 U.S.C. Section 201 AND
Section 300F ET SEQ.), the RIVERS AND HARBORS ACT (33 U.S.C. Section 401 ET SEQ.), the OIL POLLUTION ACT (33 U.S.C. Section 2701 ET SEQ.), analogous state and local Laws, and any analogous future enacted or adopted Law, or (c) to the Release or threatened Release of Hazardous Substances.

     ENVIRONMENTAL LIABILITY means any liability, loss, fine, penalty, charge, lien, damage, cost, or expense of any kind that results directly or indirectly, in whole or in part (a) from the violation of any Environmental Law, (b) from the Release or threatened Release of any Hazardous Substance,
(c) from removal, remediation, or other actions in response to the Release or threatened Release of any Hazardous Substance, (d) from actual or threatened damages to natural resources, (e) from the imposition of injunctive relief or other orders, (f) from personal injury, death, or property damage which occurs as a result of any Company's use, storage, handling, or the Release or threatened Release of a Hazardous Substance, or (g) from any Environmental Investigation performed at, on, or for any Real Property.

     ENVIRONMENTAL PERMIT means any permit, license, or other authorization from any Tribunal that is required under any Environmental Law for the lawful conduct of any business, process, or other activity.

     ENVIRONMENTAL REPORT means any written or verbal report memorializing any Environmental Investigation.

     EQUITY INTERESTS means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

     ERISA means the EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974.

     EXISTING CREDIT AGREEMENT is defined in the preamble to this Agreement.

     EXISTING LCS means the letters of credit issued by Agent or any of Agent's Affiliates for the account of any Company prior to the Closing Date and which are set out on SCHEDULE 1.1(b).

     EXISTING-LC EXPOSURE means the total undrawn and face amount of the Existing LCs.

     EXISTING PRINCIPAL DEBT means the Principal Debt under the Existing Credit Agreement owing to Lenders as of the date of this agreement.

     FEDERAL-FUNDS RATE means, for any day, the annual rate (rounded upwards, if necessary, to the nearest 0.01%) determined (which determination is conclusive and binding, absent manifest error) by Agent to be equal to (a) the weighted average of the rates on overnight federal-funds transactions with member banks of the Federal Reserve System arranged by federal-funds brokers on that day, as published by the Federal Reserve Bank of New York on the next Business Day, or (b) if those rates are not published for any day, the average of the quotations at approximately 10:00 a.m. received by Agent from three federal-funds brokers of recognized standing selected by Agent in its sole discretion.

     FIELDCREST ASSET ACQUISITION means the acquisition under the Asset Purchase Agreement by Pillowtex Corporation of certain assets of Fieldcrest Cannon, Inc.

     FINANCIAL STATEMENTS of a Person means balance sheets, profit and loss statements, reconciliations of capital and surplus, and statements of cash flow prepared (a) according to GAAP (subject to year end audit adjustments with respect to interim Financial Statements) and (b) except as stated in
SECTION 1.4, in comparative form to prior year-end figures or corresponding periods of the preceding fiscal year, as applicable.

     FISCAL MONTH means (a) for any period before December 31, 1994, a calendar month, and (b) thereafter, a period of four, five, or six weeks having seven days in each week ending on a Saturday and that otherwise approximates a calendar-monthly period. The fiscal-month ends for 1996 through 2001 are described on SCHEDULE 1.1(c). Reference to a fiscal month by the name of a calendar month means the fiscal month that encompasses the most of that calendar month (e.g., the fiscal month of January 1996 ends on February 3, 1996).

     FISCAL QUARTER means (a) for any period before December 31, 1994, a calendar quarter, and (b) thereafter, any quarter of a fiscal year ending on the last day of a fiscal month (e.g., the third fiscal quarter in 1996 ends on September 26, 1996). The fiscal-quarter ends for 1996 through 2001 are indicated on SCHEDULE 1.1(c) by asterisks.

     FISCAL YEAR means (a) for any period before December 31, 1994, a calendar year, and (b) thereafter, Borrower's fiscal year for accounting and Tax purposes, which consists of 52- or 53-week period beginning on the first day after the end of the immediately preceding fiscal year and ending on the Saturday nearest to the December 31 following that first day. References to a fiscal year with a number corresponding to any calendar year means the fiscal year ending on the Saturday nearest to December 31 during that calendar year (e.g., fiscal year 1999 ends on January 1, 2000).

     FUNDED DEBT means  -- at any time and without duplication -- the SUM of
(a) the balance of any obligation for borrowed money that is required by GAAP to be shown as a liability, PLUS (b) the total net rentals (net of any interest, Taxes, or other expenses included in those rentals) payable under Capital Leases.

     FUNDING LOSS means any loss, expense, or reduction in yield that any Lender reasonably incurs because (a) Borrower fails or refuses (for any reason whatsoever OTHER THAN a default by Agent or the Lender claiming that loss, expense, or reduction in yield) to take any Borrowing that it has requested under this agreement, or (b) Borrower prepays or pays any Borrowing or converts any Borrowing to a Borrowing of another Type, in each case, other than on the last day of the applicable Interest Period.

     GAAP means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board that are applicable from time to time.

     GUARANTY means a guaranty substantially in the form of the attached EXHIBIT B.

     HAZARDOUS SUBSTANCE means (a) any substance that is reasonably expected to require, removal, remediation, or other response under any Environmental Law, (b) any substance that is designated, defined or classified as a hazardous waste, hazardous material, pollutant, contaminant, explosive, corrosive, flammable, infectious, carcinogenic, mutagenic, radioactive, dangerous, or toxic or hazardous substance under any Environmental Law, including, without limitation, any hazardous substance within the meaning of Section 101(14) of CERCLA, (c) petroleum, oil, gasoline, natural gas, fuel oil, motor oil, waste oil, diesel fuel, jet fuel, and other petroleum hydrocarbons, (d) asbestos and asbestos-containing materials in any form, (e) polychlorinated biphenyls, (f) urea formaldehyde foam, or (g) any substance the presence of which on any Real Property either
(i) poses or threatens to pose a hazard to the health or safety of persons or to the environment or (ii) could constitute a health or safety hazard to persons or the environment if it emanated or migrated from the Real Property.

     INTEREST PERIOD is determined in accordance with SECTION 3.9.

     LAWS means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, and interpretations of any Tribunal.

     LC means (a) a documentary or standby letter of credit issued by Agent, any Lender, or any of their Affiliates under this agreement and under an LC Agreement, or -- although not a letter of credit -- any BA into which a documentary letter of credit has been converted and (b) any Existing LC.

     LC AGREEMENT means (a) for Existing LC Nos. 120780 and 37025, the Reimbursement Agreements described as ITEMS 2 and 3, respectively, on
SCHEDULE 9.2, and (b) for any other LC, a letter of credit application and agreement (in form and substance satisfactory to Agent or such Lender, respectively, issuing the LC) submitted and executed by Borrower to Agent or Lender or any of their Affiliates for an LC for the account of any Company.

     LC EXPOSURE means, without duplication, the SUM of (a) the total face amount of all undrawn and uncancelled LCs and any BAs into which any documentary LCs have been converted PLUS (b) the total unpaid reimbursement obligations of Borrower under drawings or drafts under any LC.

     LC REQUEST means a request by Borrower to Agent or Lender by electronic device or in writing (in form acceptable to Agent or such Lender, respectively) for an LC.

     LC SUBFACILITY means a subfacility for the issuance of LCs, as described in SECTION 2.3, under which the LC Exposure for (a) standby LCs issued by Agent or any Lender may never exceed $20,000,000 in the aggregate, and (b) for documentary LCs and BAs into which documentary LCs may have been converted issued by Agent or any Lender may never collectively exceed $20,000,000 in the aggregate, and (c) for standby or documentary LCs (and BAs into which documentary LCs may have been converted) issued by Lenders other than Agent may never exceed $3,000,000 in the aggregate.

     LENDER LIEN means any present or future first-priority (UNLESS a different priority is specifically provided in the Loan Documents) Lien securing the Obligations and assigned, conveyed, or granted to or created in favor of Agent for the benefit of Lenders.

     LENDERS means the financial institutions -- including, without limitation, Agent (possibly acting through one or more of its Affiliates for LCs) in respect of its share of Borrowings (including Swing Borrowings) and LCs -- named on SCHEDULE 1.1(a) or on the most-recently-amended SCHEDULE 1.1(a), if any, delivered by Agent under this agreement, and, subject to this agreement, their respective successors and assigns (but not any Participant who is not otherwise a party to this agreement).

     LIBOR RATE means, for a LIBOR-Rate Borrowing and for the relevant Interest Period, the annual interest rate (rounded upward, if necessary, to the nearest 0.01%) equal to the quotient obtained by DIVIDING (a) the rate that deposits in United States dollars are offered to Agent in the London interbank market at approximately 11:00 a.m. London time two Business Days before the first day of that Interest Period in an amount comparable to that LIBOR-Rate Borrowing and having a maturity approximately equal to that Interest Period, BY (b) one MINUS the Reserve Requirement (expressed as a decimal) applicable to the relevant Interest Period.

     LIBOR-RATE BORROWING means a Borrowing bearing interest at the SUM of the LIBOR Rate PLUS the Applicable Margin.

     LIEN means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind and any other arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of other creditors or the owners.

     LITIGATION means any action by or before any Tribunal.

     LOAN DOCUMENTS means (a) this agreement, certificates and reports delivered under this agreement, and exhibits and schedules to this agreement,
(b) all agreements, documents, and instruments in favor of Agent or Lenders (or Agent on behalf of Lenders) ever delivered under this agreement or otherwise delivered in connection with all or any part of the Obligations other than Assignment and Assumption Agreements, (c) any contract entered into between Borrower and any Lender or Affiliate of any Lender under (whether or not in excess of the minimum dollar requirements of) ITEM 14 OF
SCHEDULE 9.2, (d) all LCs and LC Agreements, (e) the letter agreement described in SECTION 4.2, and (f) all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing.

     MATERIAL ADVERSE EVENT means any circumstance or event that, individually or collectively, is reasonably expected to result (at any time before the Commitments are fully canceled or terminated and the Obligations are fully paid and performed) in any (a) material impairment of (i) the ability of Borrower to perform any of its payment or other material obligations under any Loan Document, (ii) the Companies as a whole to perform any of their payment or other material obligations under any Loan Document, or (iii) the ability of Agent or any Lender to enforce any of those obligations or any of their respective Rights under the Loan Documents, (b) material and adverse effect on the financial condition of the Companies as a whole as represented to Lenders in the Current Financials most recently delivered as of EITHER the date of this agreement OR such later date to which Determining Lenders may have, in their sole discretion, agreed with Borrower in writing, or (c) Default or Potential Default.

     MAXIMUM AMOUNT and MAXIMUM RATE respectively mean, for a Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest that, under applicable Law, that Lender is permitted to contract for, charge, take, reserve, or receive on the Obligations.

     MINIMUM NET WORTH is defined in SECTION 10.1.

     MULTIEMPLOYER PLAN means a multiemployer plan as defined in SECTIONS 3(37) or 4001(a)(3) of ERISA or SECTION 414(f) of the Code to which any Company (or any Person that, for purposes of TITLE IV of ERISA, is a member of Borrower's controlled group or is under common control with Borrower within the meaning of SECTION 414 of the Code) is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

     NET INCOME of any Person means that Person's profit or loss after deducting its Tax expense before deducting the unamortized Lender fees associated with the Existing Credit Agreement.

     NET PROCEEDS means the aggregate cash proceeds received by the Borrower or any of its Subsidiaries in respect of any Permitted Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Permitted Asset Sale), net of the direct costs relating to such Permitted Asset Sale (including, without limitation, legal, accounting and investment banking fees, and sales commissions), any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

     NET WORTH means -- at any time and for any Person -- its stockholders' equity.

     NOTES means all of the Revolving Notes and the Swing-Line Note.

     NOTICE OF CONVERSION means a request substantially in the form of EXHIBIT D-1.

     OBLIGATED COMPANIES means, at any time:

     (a)  Borrower; and

     (b) Each of Borrower's Subsidiaries EITHER (i) that has executed a Guaranty and a Security Agreement OR (ii) if it is a foreign entity and if its execution of a Guaranty or a Security Agreement would create a material Tax obligation for the Companies that would not otherwise exist, with respect to which a Lender Lien has been created in as much -- but in no event less than 65% -- of its capital stock as may be pledged without creating a material Tax obligation for the Companies that would not otherwise exist.

Nothing in this definition implies that Borrower is not obligated to comply with
SECTION 8.11.

     OBLIGATIONS means all present and future (a) Debts, liabilities, and obligations of any Company to Agent, any Lender, or NationsBanc Capital Markets, Inc., and related to any Loan Document, whether principal, interest, fees, costs, attorneys' fees, or otherwise, and (b) renewals, extensions, and modifications of any of the foregoing.

     OPERATING LEASE means a lease or sublease that is not a Capital Lease.

     OSHA means the OCCUPATIONAL SAFETY AND HEALTH ACT OF 1970, 29 U.S.C.
Section 651 ET SEQ.

     PARTICIPANT is defined in SECTION 14.10(b).

     PBGC means the Pension Benefit Guaranty Corporation.

     PERMITTED ACQUISITION means both (a) the Fieldcrest Asset Acquisition (without regard to the following conditions) and (b) formation or acquisition by any Company of a Subsidiary or the acquisition -- which, subject to
SECTION 9.11, may be by merger -- by any Company of substantially all the assets of another Person if:

          (i) no Default or Potential Default exists or would exist as a result of that formation or acquisition (including, but not limited to, non-compliance with the covenants set forth in SECTION 10 after giving effect to a Permitted Acquisition);

          (ii) that formation or acquisition is within the Companies' current line of business of "designing, manufacturing, and marketing bedroom textile furnishings" and related or similar products;

          (iii) at least 15 days before that formation or acquisition, Borrower gives to Agent and Lenders a written description of that formation or acquisition, which includes a reasonably-detailed calculation of -- and description of the funding sources, if applicable, for -- the total investment or purchase price involved (including, without limitation all Debt for which the acquired Person is to remain obligated and what portion of it, if any, that is to be guaranteed, assumed, or paid -- through merger or otherwise -- by any other Company);

          (iv) the total of all investments in any newly-formed Subsidiaries PLUS, without duplication, the total purchase price -- INCLUDING, without limitation and without duplication, the total Funded Debt to be guaranteed, assumed, or paid by any other Company but EXCLUDING other Debt of the acquired Persons and fundings through equity issuances -- for all of those acquisitions do not exceed 15% of the total Capitalization of the Borrower;

          (v) any new Subsidiary as a result of that formation or acquisition becomes an Obligated Company concurrently with that formation or acquisition;

          (vi) the Companies execute and deliver such other documents and take such action as any Lender may reasonably request in order to effect the provisions of the Loan Documents; and

          (vii) concurrently with the closing of that formation or acquisition, Borrower provides Agent and Lenders with a certificate of a Responsible Officer of Borrower certifying that all the conditions in this definition have been fulfilled for that formation or acquisition to be -- and it is -- a "PERMITTED ACQUISITION."

     PERMITTED ASSET SALES means (a) sales and dispositions of assets in the ordinary course of business for fair and adequate consideration; (b) sales of assets that are obsolete or are no longer in use and are not significant to the continuation of that Company's business; (c) sales of assets (i) obtained as the result of mergers and consolidating permitted under this agreement and Permitted Acquisitions and (ii) that are unnecessary to the Companies' business operations; and (d) sales and dispositions from any Company to any Obligated Company.

     PERMITTED DEBT means Debt described on SCHEDULE 9.2.

     PERMITTED LIENS means the Liens described on SCHEDULE 9.5.

     PERSON means any individual, entity, or Tribunal.

     PHC means Ptex Holding Company, a Delaware corporation and a direct Subsidiary of Borrower.

     PMSC means Pillowtex Management Services Company, a Delaware business trust, a direct Subsidiary of PHC, and an indirect Subsidiary of Borrower.

     POTENTIAL DEFAULT means any event's occurrence or any circumstance's existence that would -- upon any required notice, time lapse, or both -- become a Default.

     PREDECESSOR means any Person for whose obligations and liabilities any Company is reasonably expected to be liable as the result of any merger, DE FACTO merger, stock purchase, asset purchase or divestiture, combination, joint venture, investment, reclassification, or other similar business transaction.

     PRINCIPAL DEBT means, at any time, the unpaid principal balance of all Borrowings.

     PRO RATA and PRO RATA PART mean, at any time and for any Lender, the proportion (stated as a percentage) that the Principal Debt owed to it bears to the total Principal Debt owed to all Lenders.

     PILLOWTEX, INC. means Pillowtex, Inc., a Delaware corporation and a direct Subsidiary of Borrower.

     REAL PROPERTY means any land, buildings, fixtures, and other improvements to land now or in the future directly or indirectly owned by any Company, leased to or otherwise operated by any Company, or subleased by any Company to any other Person.

     RELEASE means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposal, migrating, or other movement into the air, ground or surface water, or soil.

     RELEASE RATING means -- at any time the Senior Unsecured Debt Rating of Borrower by Standard & Poor's Corporation and Moody's Investors Service are equal to or better than BBB- and Baa3, respectively, PROVIDED, HOWEVER, that no more than one ratings differential shall apply.

     REPRESENTATIVES means representatives, officers, directors, employees, accountants, attorneys, and agents.

     RESERVE REQUIREMENT means, for any LIBOR-Rate Borrowing and for the relevant Interest Period, the maximum total reserve requirements (including all basic, supplemental, emergency, special, marginal, and other reserves required by applicable Law) applicable to a member bank of the Federal Reserve System for eurocurrency fundings or liabilities.

     RESPONSIBLE OFFICER means Borrower's chairman, president, chief executive officer, chief financial officer, chief accounting officer, or treasurer.

     REVOLVING FACILITY is defined in the recitals to this agreement and which includes the LC Subfacility and the Swing-Line Subfacility.

     REVOLVING NOTE means one of the promissory notes substantially in the form of EXHIBIT A-2.

     RIGHTS means rights, remedies, powers, privileges, and benefits.

     SECURITY AGREEMENT means a Security Agreement in substantially the form of EXHIBIT C-1.

     SENIOR SUBORDINATED DEBT means that debt issued pursuant to the Offering Memorandum of Borrower dated November 6, 1996, in an amount of up to $140,000,000.

     SENIOR DEBT RATING means the rating on the Borrower's Existing Credit Facility provided by (1) the higher of either Standard & Poor's Corporation or Moody's Investors Service provided that (a) no more than one ratings differential shall apply, or (b) if two or more ratings deferential, the rating shall be that rating that is one rating greater than the lowest rating, or, (2) if not available from one of the above corporations, then that rating that is two levels better than the rating given by such corporations on the Senior Subordinated Debt.

     SENIOR UNSECURED DEBT RATING means the Borrower's Senior Unsecured Debt Rating provided by (1) the higher of either Standard & Poor's Corporation or Moody's Investors Service provided that (a) no more than one ratings differential shall apply, or, (b) if two or more ratings differential, the rating shall be that rating that is one rating greater than the lowest rating, or, (2) if not available from one of the above corporations, then that rating that is two levels better than the rating given by such corporations on the Senior Subordinated Debt.

     SOLVENT means, as to any Person, that (a) the aggregate fair market value of its assets exceeds its liabilities, (b) it has sufficient cash flow to enable it to pay its Debts as they mature, and (c) it does not have unreasonably small capital to conduct its businesses.

     SUBSIDIARY of any Person means any entity of which more than 50% (in number of votes) of the stock (or equivalent interests) is owned of record or beneficially, directly or indirectly, by that Person.

     SWING-LINE NOTE means a promissory note substantially in the form of the attached EXHIBIT A-1, as renewed, extended, amended, and restated.

     SWING BORROWING means a Borrowing under the Swing-Line Subfacility bearing interest at the sum of the Federal-Funds Rate PLUS the Applicable Margin for Swing Borrowings.

     SWING-LINE SUBFACILITY means the facility under the Revolving Facility described in SECTION 2.4.

     TAXES means, for any Person, taxes, assessments, or other governmental charges or levies imposed upon it, its income, or any of its properties, franchises, or assets.

     TERMINATION DATE means the earlier of EITHER (a) the fifth anniversary of the Closing Date (as that date may be extended by Borrower and Lenders under SECTION 2.7) OR (b) the effective date that Lenders' commitments to lend and issue LCs under this agreement are otherwise canceled or terminated in accordance with this agreement.

     TORFEACO means Torfeaco Industries Limited, an Ontario corporation.

     TRIBUNAL means any (a) local, state, territorial, federal, or foreign judicial, executive, regulatory, administrative, legislative, or governmental agency, board, bureau, commission, department, or other instrumentality, (b) private arbitration board or panel, or (c) central bank.

     TYPE means any type of Borrowing determined with respect to the applicable interest option.

     WORKING CAPITAL means -- for any Person and at any time -- the SUM of
(a) current assets (excluding cash and cash equivalents) MINUS (b) current liabilities (excluding the current portion of each of Funded Debt, deferred Taxes, and income Tax liabilities).

     1.2  TIME REFERENCES.  Unless otherwise specified, in the Loan Documents
(a) time references (E.G., 10:00 a.m.) are to time in Dallas, Texas, and (b) in calculating a period from one date to another, the word "FROM" means "FROM AND INCLUDING" and the word "TO" or "UNTIL" means "TO BUT EXCLUDING."

     1.3 OTHER REFERENCES. Unless otherwise specified, in the Loan Documents (a) where appropriate, the singular includes the plural and VICE VERSA, and words of any gender include each other gender, (b) heading and caption references may not be construed in interpreting provisions, (c) monetary references are to currency of the United States of America, (d) section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Document in which they are used, (e) references to "TELECOPY," "FACSIMILE," "FAX," or similar terms are to facsimile or telecopy transmissions, (f) references to "INCLUDING" mean including without limiting the generality of any description preceding that word, (g) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Loan Documents, (h) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (i) references to any Law include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, and (j) references to any Loan Document or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it.

     1.4 ACCOUNTING PRINCIPLES. Unless otherwise specified, in the Loan Documents (a) GAAP determines all accounting and financial terms and compliance with financial covenants, (b) GAAP in effect on the date of this agreement determines compliance with financial covenants, (c) otherwise, all accounting principles applied in a current period must be comparable in all material respects to those applied during the preceding comparable period, and (d) while Borrower has any consolidated Subsidiaries (i) all accounting and financial terms and compliance with reporting covenants must be on a consolidating and consolidated basis, as applicable and (ii) compliance with financial covenants must be on a consolidated basis.

SECTION 2 COMMITMENT. Subject to the provisions in the Loan Documents, each Lender severally but not jointly agrees to extend credit to Borrower in accordance with the following provisions.

     2.1 REVOLVING FACILITY. Each Lender severally but not jointly agrees to lend to Borrower that Lender's Commitment Percentage of Borrowings (OTHER THAN Swing Borrowings) which Borrower may borrow, repay, and reborrow under this agreement SUBJECT TO the following conditions:

          (a) Each Borrowing may only occur on a Business Day on or after the Closing Date and before the Termination Date;

          (b) Each Borrowing may only be (i) $1,000,000 or a greater integral multiple of $100,000 if a Base-Rate Borrowing or (ii) $4,000,000 or a greater integral multiple of $1,000,000 if a CD-Rate Borrowing or a LIBOR-Rate Borrowing;

          (c) The SUM of (i) the Commitment Usage, PLUS (ii) the total undrawn and uncancelled face amount of, and all unpaid drafts or drawings under, all documentary and all standby letters of credit, the reimbursement obligations for which have been assumed by any Company in connection with any Permitted Acquisition after the Closing Date, PLUS (iii) the LC Exposure for standby LCs MAY NEVER EXCEED the total Commitments; and

          (d) The SUM of the Commitment Usage plus the LC Exposure for standby LCs (in each case whether direct or participated) owed to that Lender MAY NEVER EXCEED that Lender's Commitment.

     2.2 BORROWING PROCEDURE. The following procedures apply to Borrowings OTHER THAN Swing Borrowings (see SECTION 2.4):

          (a) EXISTING PRINCIPAL DEBT. On the Closing Date (i) the Existing Principal Debt is renewed, (ii) by 10:00 a.m., Agent shall notify Lenders of the amount that each Lender must pay or receive, as the case may be, so that each Lender is owed, under the Revolving Facility, its Commitment Percentage of the remaining Existing Principal Debt, (iii) by 1:00 p.m., each Lender shall pay to Agent the amount required by it to be paid according to that notice, (iv) by 3:00 p.m., to the extent those payments are received by Agent, it shall distribute the amounts to be received by each Lender according to that notice, and (v) the remaining Existing Principal Debt under CLAUSE (ii) above will then constitute a Base-Rate Borrowing under the Revolving Facility.

          (b) BORROWING REQUEST. Borrower may request a Borrowing by making or delivering a Borrowing Request to Agent, which is irrevocable and binding on Borrower, stating the Type, amount, and Interest Period for each Borrowing and which must be received by Agent no later than 11:00 a.m. on the (i) second Business Day before the date on which funds are requested (the "BORROWING DATE") for any LIBOR-Rate Borrowing or CD-Rate Borrowing, or (ii) Borrowing Date for any Base-Rate Borrowing. Agent shall promptly notify each Lender of any Borrowing Request.

          (c) FUNDING. Each Lender shall remit its Commitment Percentage of each requested Borrowing to Agent's principal office in Dallas, Texas, in funds that are available for immediate use by Agent by 2:00 p.m. on the applicable Borrowing Date. Subject to receipt of those funds, Agent shall (unless to its actual knowledge any of the applicable conditions precedent have not been satisfied by Borrower or waived by the requisite Lenders under SECTION 14.8) make those funds available to Borrower by (at Borrower's option) (i) wiring the funds to or for the account of

     Borrower at the direction of Borrower or (ii) depositing the funds in Borrower's account with Agent.

          (d) FUNDING ASSUMED. Absent contrary written notice from a Lender, Agent may assume that each Lender has made its Commitment Percentage of the requested Borrowing available to Agent on the applicable Borrowing Date, and Agent may, in reliance upon such assumption (but shall not be required to), make available to Borrower a corresponding amount. If a Lender fails to make its Commitment Percentage of any requested Borrowing available to Agent on the applicable Borrowing Date, Agent may recover the applicable amount on demand, (i) from that Lender TOGETHER WITH interest, commencing on the Borrowing Date and ending on (but excluding) the date Agent recovers the amount from that Lender, at an annual interest rate equal to the Federal-Funds Rate, or (ii) if that Lender fails to pay its amount upon demand, then from Borrower. No Lender is responsible for the failure of any other Lender to make its Commitment Percentage of any Borrowing; HOWEVER, failure of any Lender to make its Commitment Percentage of any Borrowing does not excuse any other Lender from making its Commitment Percentage of any Borrowing.

     2.3  LETTERS OF CREDIT.

          (a) EXISTING-LC EXPOSURE. The Existing-LC Exposure is renewed without any additional fees under SECTION 4.3 EXCEPT when an Existing LC is reissued or extended or as may be otherwise provided in the related LC Agreement.

          (b) CONDITIONS. Subject to the terms and conditions of this agreement and applicable Law, Agent (itself or through one of its Affiliates, and references in this SECTION 2.3 to AGENT include those Affiliates), and, in some instances, certain Lenders, agree to issue LCs upon Borrower's making or delivering an LC Request and delivering an LC Agreement, both of which must be received by Agent or Lender no later than on the Business Day before the requested LC is to be issued, SO LONG AS
     (i) no LC may expire after three Business Days before the Termination Date,
     (ii) the LC Exposure for standby LCs does not exceed $20,000,000 (or, if issued by a Lender, after aggregation with the documentary LCs and BAs issued by any Lender other than Agent and all outstanding standby LCs issued by any Lender other than Agent, $3,000,000), (iii) the LC Exposure for documentary LCs and BAs into which they may have been converted does not exceed $20,000,000 (or if issued by a Lender, after aggregation with the standby LCs issued by any Lender other than Agent, and all outstanding documentary LCs and BAs issued by any Lender other than Agent, $3,000,000), and (iv) the limitations in SECTIONS 2.1(c) and (d) are not exceeded.

          (c) PARTICIPATION. Immediately upon Agent's or any Lender's issuance of any LC (Lender in such capacity referred to herein as "ISSUING LENDER") Agent or Issuing Lender shall be deemed to have sold and transferred to each other Lender, and each other Lender shall be deemed irrevocably and unconditionally to have purchased and received from Agent, without recourse or warranty, an undivided interest and participation to the extent of such Lender's Commitment Percentage in the LC and all applicable Rights of Agent or Issuing Lender in the LC -- OTHER THAN Rights to receive certain fees provided in SECTION 4.3 to be for Agent's sole account. If no Default or Potential Default exists on the Termination Date for those Lenders whose Commitments are not extended under SECTION 2.6, then (i) the participation of those Lenders in each outstanding LC shall be terminated and (ii) the participation by each Lender whose Commitment has been extended under SECTION 2.6 shall be deemed to have irrevocably and unconditionally increased in all then-outstanding LCs to that Lender's Commitment Percentage recalculated to take into account the termination of the Commitments of those Lenders described in CLAUSE (i) above.

          (d) REIMBURSEMENT OBLIGATIONS. To induce Agent to issue and maintain LCs, and to induce Lenders to participate in issued LCs, Borrower agrees to pay or reimburse Agent (i) on the date when any draft or draw request is presented under any LC, the amount paid or to be paid by Agent and
     (ii) promptly, upon demand, the amount of any additional fees Agent customarily charges for the application and issuance of an LC, for amending LC Agreements, for honoring drafts and draw requests, and for taking similar action in connection with letters of credit. If Borrower has not reimbursed Agent for any drafts or draws paid or to be paid on the date of Agent's demand for reimbursement, Agent is irrevocably authorized to fund Borrower's reimbursement obligations as a Base-Rate Borrowing if proceeds are available and if the conditions in this agreement for such a Borrowing (OTHER THAN any notice requirements or minimum funding amounts) have, to Agent's knowledge, been satisfied. The proceeds of that Borrowing shall be advanced directly to Agent to pay Borrower's unpaid reimbursement obligations. If funds cannot be advanced, then Borrower's reimbursement obligation shall constitute a demand obligation. Borrower's obligations under this section are absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment that Borrower may have at any time against Agent or any other Person. From Agent's demand for reimbursement to the date paid (including any payment from proceeds of a Base-Rate Borrowing), unpaid reimbursement amounts accrue interest that is payable on demand at the Default Rate thereafter.

          (e) GENERAL. Agent or Issuing Lender shall promptly notify Borrower of the date and amount of any draft or draw request presented for honor under any LC (but failure to give notice will not affect Borrower's obligations under this agreement). Agent or Issuing Lender shall pay the requested amount upon presentment of a draft or draw request unless presentment on its face does not comply with the terms of the applicable LC. When making payment, Agent or Issuing Lender may disregard (i) any default or potential default that exists under any other agreement and
     (ii) obligations under any other agreement that have or have not been performed by the beneficiary or any other Person (and neither Agent nor Issuing Lender is liable for any of those obligations). Borrower's reimbursement obligations to Agent and Lenders, and each Lender's obligations to Agent, under this section are absolute and unconditional irrespective of, and Agent is not responsible for, (i) the validity, enforceability, sufficiency, accuracy, or genuineness of documents or endorsements (even if they are in any respect invalid, unenforceable, insufficient, inaccurate, fraudulent, or forged), (ii) any dispute by any Company with or any Company's claims, setoffs, defenses, counterclaims, or other Rights against Agent, any Lender, or any other Person, or (iii) the occurrence of any Potential Default or Default. However, nothing in this agreement constitutes a waiver of Borrower's Rights to assert any claim or defense based upon the gross negligence or willful misconduct of Agent or any Lender. Agent shall promptly distribute reimbursement payments received from Borrower to all Lenders according to their Pro Rata Part.

          (f) OBLIGATIONS OF LENDERS. If Borrower fails to reimburse Agent as provided in SECTION 2.3(d) within 24 hours after Agent's demand for reimbursement, and funds cannot be advanced to satisfy the reimbursement obligations, Agent shall promptly notify each Lender of Borrower's failure, of the date and amount paid, and of each Lender's Commitment Percentage of the unreimbursed amount. Each Lender shall promptly and unconditionally make available to Agent in immediately available funds its Commitment Percentage of the unpaid reimbursement obligation, subject to the limitations of SECTION 2.1(d). Funds are due and payable to Agent before the close of business on the Business Day when Agent gives notice to each Lender of Borrower's reimbursement failure (if notice is given before 1:00 p.m.) or on the next succeeding Business Day (if notice is given after 1:00 p.m.). All amounts payable by any Lender accrue interest after the due date at the Federal-Funds Rate from the day the applicable draft or draw is paid by Agent to (but not including) the date the amount is paid by the Lender to Agent.

          (g) DUTIES OF AGENT. Agent and Issuing Lenders agrees with each Lender that it will exercise and give the same care and attention to each LC as it gives to its other letters of credit. Each Lender and Borrower agree that, in paying any draft or draw under any LC, neither Agent nor Issuing Lender has responsibility to obtain any document (OTHER THAN any documents expressly required by the respective LC) or to ascertain or inquire as to any document's validity, enforceability, sufficiency, accuracy, or genuineness or the authority of any Person delivering it. Neither Agent nor its Representatives will be liable to any Lender or any Company for any LC's use or for any beneficiary's acts or omissions. Any action, inaction, error, delay, or omission taken or suffered by Agent or any of its Representatives in connection with any LC, applicable draws, drafts, or documents, or the transmission, dispatch, or delivery of any related message or advice, if in good faith and in conformity with applicable Laws and in accordance with the standards of care specified in the UNIFORM CUSTOMS AND PRACTICES FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500 (as amended or modified), is binding upon the Companies and Lenders and does not place Agent or any of its Representatives under any resulting liability to any Company or any Lender. Agent is not liable to any Company or any Lender for any action taken or omitted, in the absence of gross negligence or willful misconduct, by Agent or its Representative in connection with any LC.

          (h) CASH COLLATERAL. On the Termination Date and if requested by Determining Lenders while a Default exists, Borrower shall provide Agent and Issuing Lenders, for the benefit of Lenders, cash collateral in an amount to equal the then-existing LC Exposure.

          (i) INDEMNIFICATION. BORROWER SHALL PROTECT, INDEMNIFY, PAY, AND SAVE AGENT, EACH LENDER, AND THEIR RESPECTIVE REPRESENTATIVES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, DAMAGES, LOSSES, COSTS, CHARGES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) WHICH ANY OF THEM MAY INCUR OR BE SUBJECT TO AS A CONSEQUENCE OF THE ISSUANCE OF ANY LC, ANY DISPUTE ABOUT IT, OR THE FAILURE OF AGENT TO HONOR A DRAFT OR DRAW REQUEST UNDER ANY LC AS A RESULT OF ANY ACT OR OMISSION (WHETHER RIGHT OR WRONG) OF ANY PRESENT OR FUTURE TRIBUNAL. HOWEVER, NO PERSON IS ENTITLED TO INDEMNITY UNDER THE FOREGOING FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

          (j) LC AGREEMENTS. Although referenced in any LC, terms of any particular agreement or other obligation to the beneficiary are not incorporated into this agreement in any manner. The fees and other amounts payable with respect to each LC are as provided in this agreement, drafts and draws under each LC are part of the Obligations, only the events specified in this agreement as a Default shall constitute a default under any LC, and the terms of this agreement control any conflict between the terms of this agreement and any LC Agreement.

     2.4  SWING-LINE SUBFACILITY.

          (a) CONDITIONS. For the convenience of the parties, Agent, solely for its own account, may make any requested Borrowing of $100,000 (or a greater integral multiple of $50,000) directly to Borrower as a Swing Borrowing without requiring each other Lender to fund its Commitment Percentage thereof unless and until SECTION 2.4(b) is applicable. Swing Borrowings are subject to the following conditions:

               (i) Each Swing Borrowing must occur on a Business Day before the Termination Date;

               (ii) The total Principal Debt for Swing Borrowings may not exceed $5,000,000, and the Commitment Usage may not exceed the total Commitments (as that amount is reduced and cancelled in accordance with this agreement);

               (iii) The first Borrowing Request after Borrower has received a Swing Borrowing shall be for an amount at least equal to that Swing Borrowing and the proceeds of the requested Borrowing shall be used to reduce the Principal Debt for Swing Borrowings to zero; and

               (iv) Each Swing Borrowing bears interest at the lesser of (a) the Swing Rate or (b) the Maximum Rate; and

               (v) Each Borrowing under the Swing-Line Subfacility is available and may be prepaid on same-day telephonic notice from Borrower to Agent, if notice is received by 2:00 p.m.

          (b) If Borrower fails to repay any Swing Borrowing within two Business Days after demand by Agent (or upon the Termination Date), Agent shall promptly notify each Lender of Borrower's failure and the unpaid amount. No later than the close of business on the date Agent gives notice (if notice is given before 12:00 noon on any Business Day, or, if made at any other time, on the next Business Day following the date of notice), each Lender shall irrevocably and unconditionally purchase and receive from Agent a ratable participation in such Swing Borrowing and shall make available to Agent in immediately available funds its Commitment Percentage of such unpaid amount, together with interest from the date when its payment was due to, but not including, the date of payment, at the Default Rate. If a Lender does not promptly pay its amount upon Agent's demand, and until Lender makes the required payment, Agent is deemed to continue to have outstanding a Swing Borrowing in the amount of the Lender's unpaid obligation. Borrower shall make each payment of all or any part of any Swing Borrowing to Agent for the ratable benefit of Agent and those Lenders who have funded their participations in Swing Borrowings under this section (but all interest accruing on Swing Borrowings before the funding date of any participation is payable solely to Agent for its own account).

     2.5 BORROWING REQUESTS AND LC REQUESTS. Each Borrowing Request and LC Request constitutes a representation and warranty by Borrower that as of the Borrowing Date or the date of issuance of the requested LC, as the case may be, that all of the conditions precedent in SECTION 6 have been satisfied.

     2.6 EXTENSION OF FACILITY. At any time during the 90-day period before the first anniversary of the Closing Date, Borrower may give a written request to Agent that Determining Lenders extend the Termination Date for one year. Determining Lenders may, in their sole discretion, grant Borrower's request by executing an amendment to this agreement amending CLAUSE (a) of the definition of Termination Date to be the sixth anniversary of the Closing Date as between themselves and Borrower. For those Lenders that do not execute that amendment, the date in CLAUSE (a) of the definition of Termination Date remains the fifth anniversary of the Closing Date as between them and Borrower. If Determining Lenders fail to respond to Borrower's request, Borrower's request is deemed denied.

     2.7 TERMINATION. Borrower may -- upon giving at least five Business Days prior written and irrevocable notice to Agent -- terminate all or part of the unused portion of the Commitment. Each partial termination must be in an amount of not less than $10,000,000 or a greater integral multiple of $1,000,000, and must be ratable in accordance with each Lender's Commitment Percentage. At the time of any termination, Borrower shall pay to Agent, for the account of each Lender, as applicable, all accrued and unpaid fees under this agreement and the interest attributable to the amount of that reduction. Any part of the Commitments terminated may not be reinstated.

     2.8 INCREASES IN REVOLVING FACILITY. Notwithstanding anything to the contrary, Borrower may request one or more Lenders to increase their respective share of the Revolving Facility so that the total Revolving Facility may be increased to no more than $175,000,000. That increase, unless prior to the Closing Date, must be effected by an amendment to this agreement under
SECTION 14.8 that is executed by Borrower, Agent, and the one or more Lenders selected by Borrower who have agreed to increase their Commitments and by Borrower's execution and delivery of a replacement Revolving Note.

SECTION 3 TERMS OF PAYMENT.

     3.1  NOTES AND PAYMENTS.

          (a) NOTES. Principal Debt under the Revolving Facility (OTHER THAN Principal Debt under the Swing-Line Subfacility) is evidenced by the Revolving Notes, one payable to each Lender in the stated amount of its Commitment. Principal Debt under the Swing-Line Subfacility shall be evidenced by a Swing-Line Note payable to Agent in the stated principal amount of $5,000,000.

          (b) PAYMENT. Borrower must make each payment and prepayment on the Obligations to Agent's principal office in Dallas, Texas in immediately available funds by 2:00 p.m. on the day due; otherwise, but subject to
     SECTION 3.8, those funds continue to accrue interest as if they were received on the next Business Day. Agent shall promptly pay to each Lender the part of any payment or prepayment to which that Lender is entitled under this agreement on the same day Agent receives the funds from Borrower.

          (c) PAYMENT ASSUMED. Unless Agent has received notice from Borrower prior to the date on which any payment is due under this agreement that Borrower will not make that payment in full, Agent may assume that Borrower has made the full payment due and Agent may, in reliance upon that assumption, cause to be distributed to each Lender on that date the amount then due to each Lender. If and to the extent Borrower does not make the full payment due to Agent, each Lender shall repay to Agent on demand the amount distributed to that Lender by Agent together with interest for each day from the date that Lender received payment from Agent until the date that Lender repays Agent (unless such repayment is made on the same day as such distribution), at an interest rate equal to the Federal-Funds Rate.

     3.2  INTEREST AND PRINCIPAL PAYMENTS.

          (a) INTEREST. Accrued interest on each CD-Rate Borrowing and LIBOR-Rate Borrowing is due and payable on the last day of its respective Interest Period. If any Interest Period for a LIBOR-Rate Borrowing is greater than three months, then accrued interest is also due and payable on the date three months after the commencement of the Interest Period. If any Interest Period for a CD-Rate Borrowing is greater than 90 days, then accrued interest is also due and payable on the 90th day after the commencement of the Interest Period. Accrued interest on each Borrowing is due and payable on the last day of each March, June, September, and December -- commencing on the first of those dates that follows the Closing Date -- and on the Termination Date. Accrued interest on each Base-Rate Borrowing which is also a Swing Borrowing is due and payable on the last day of each month (commencing December 28, 1996) and on the Termination Date.

          (b) PRINCIPAL. The Principal Debt is due and payable on the Termination Date. Before that date, Borrower may at any time prepay, without penalty and in whole or in part, the Principal Debt SO LONG AS (i) each voluntary partial prepayment must be in a principal amount not less than $1,000,000 or a greater integral multiple of $100,000 and (ii) Borrower shall pay any related Funding Loss upon demand. Conversions under
     SECTION 3.10 are not prepayments.

          (c)  REVOLVING FACILITY MANDATORY PREPAYMENTS.

               (i) CHANGE OF CONTROL. Upon the occurrence of a Change of Control, Borrower shall prepay the Principal Debt.

               (ii) ASSET SALE. Within 270 days after any Permitted Asset Sale, which, in a single transaction or series of related transactions, has either (i) a fair market value in excess of $500,000, or (ii) Net Proceeds in excess of $500,000, Borrower shall make a mandatory prepayment of the Obligation in an amount equal to 100% of the Net Proceeds, but only to the extent Borrower or its Subsidiary has not used such proceeds for working capital or general corporate purposes or not otherwise prohibited in this agreement or in the Indenture executed by the Companies and Bank One, Columbus, N.A., as trustee, or reinvested the Net Proceeds in property or assets related to the business of Borrower.

               (iii) EQUITY ISSUANCE. Upon any issuance of Equity Interests by a Company, such Company shall make a mandatory prepayment of the Obligation in an amount equal to 100% of the Net Proceeds to the extent Company has not used such proceeds for working capital or general corporate purposes or not otherwise prohibited in this agreement or in the Indenture executed by the Companies and Bank One, Columbus, N.A., as trustee, or reinvested the Net Proceeds in property or assets related to the business of Borrower within 270 days after such issuance.

     3.3 INTEREST OPTIONS. Except that the LIBOR Rate and CD Rate may not be selected when a Default or Potential Default exists and except as otherwise provided in this agreement, Borrowings bear interest at an annual rate equal to the LESSER OF (a) the Base Rate plus the Applicable Margin, the CD Rate plus the Applicable Margin, or the LIBOR Rate plus the Applicable Margin (in each case as designated or deemed designated by Borrower), as the case may be, AND (b) the Maximum Rate. Each change in the Base Rate and Maximum Rate is effective, without notice to Borrower or any other Person, upon the effective date of change.

     3.4 QUOTATION OF RATES. Borrower may call Agent before delivering a Borrowing Request to receive an indication of the interest rates then in effect, but the indicated rates do not bind Agent or Lenders or affect the interest rate that is actually in effect when Borrower makes a Borrowing request or on the Borrowing Date.

     3.5 DEFAULT RATE. If permitted by Law, all past-due Principal Debt, Borrower's past-due payment and reimbursement obligations in connection with LCs, and past-due interest accruing on any of the foregoing bears interest from the date due (stated or by acceleration) at the Default Rate until paid, regardless whether payment is made before or after entry of a judgment.

     3.6 INTEREST RECAPTURE. If the designated interest rate applicable to any Borrowing exceeds the Maximum Rate, the interest rate on that Borrowing is limited to the Maximum Rate, but any subsequent reductions in the designated rate shall not reduce the interest rate thereon below the Maximum Rate until the total amount of accrued interest equals the amount of interest that would have accrued if that designated rate had always been in effect. If at maturity (stated or by acceleration), or at final payment of the Notes, the total interest paid or accrued is less than the interest that would have accrued if the designated rates had always been in effect, then, at that time and to the extent permitted by Law, Borrower shall pay an amount equal to the difference between (a) the LESSER of the amount of interest that would have accrued if the designated rates had always been in effect AND the amount of interest that would have accrued if the Maximum Rate had always been in effect, and (b) the amount of interest actually paid or accrued on the Notes.

     3.7 INTEREST CALCULATIONS. Interest will be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed but computed as if each calendar year consisted of 360 days (unless the calculation would result in an interest rate greater than the Maximum Rate, in which event interest will be calculated on the basis of a year of 365 or 366 days, as the case may be). All interest rate determinations and calculations by Agent are conclusive and binding absent manifest error.

     3.8 MAXIMUM RATE. Regardless of any provision contained in any Loan Document, no Lender is entitled to contract for, charge, take, reserve, receive, or apply, as interest on all or any part of the Obligations, any amount in excess of the Maximum Rate, and, if Lenders ever do so, then any excess shall be treated as a partial prepayment of principal and any remaining excess shall be refunded to Borrower. In determining if the interest paid or payable exceeds the Maximum Rate, Borrower and Lenders shall, to the maximum extent permitted under applicable Law, (a) treat all Borrowings as but a single extension of credit (and Lenders and Borrower agree that is the case and that provision in this agreement for multiple Borrowings is for convenience only), (b) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (c) exclude voluntary prepayments and their effects, and
(d) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the Obligations. However, if the Obligations are paid in full before the end of their full contemplated term, and if the interest received for its actual period of existence exceeds the Maximum Amount, Lenders shall refund any excess (and Lenders may not, to the extent permitted by Law, be subject to any penalties provided by any Laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Maximum Amount). If the Laws of the State of Texas are applicable for purposes of determining the "MAXIMUM RATE" or the "MAXIMUM AMOUNT," then those terms mean the "INDICATED RATE CEILING" from time to time in effect under ARTICLE 5069-1.04, TITLE 79, REVISED CIVIL STATUTES OF TEXAS, as amended. Borrower agrees that CHAPTER 15, SUBTITLE 79, REVISED CIVIL STATUTES
OF TEXAS, 1925, as amended (which regulates certain revolving credit loan accounts and revolving triparty accounts), does not apply to the Obligations.

     3.9 INTEREST PERIODS. When Borrower requests any CD-Rate Borrowing or LIBOR-Rate Borrowing, Borrower may elect the applicable interest period (each an "INTEREST PERIOD"), which may be, at Borrower's option, 30, 60, 90, or 180 days for CD-Rate Borrowings, and one, two, three, or six months for LIBOR-Rate Borrowings, subject to the following conditions: (a) the initial Interest Period for a CD-Rate Borrowing and a LIBOR-Rate Borrowing commences on the applicable Borrowing Date or conversion date, and each subsequent Interest Period applicable to any Borrowing commences on the day when the next preceding applicable Interest Period expires; (b) if any Interest Period for a CD-Rate Borrowing or a LIBOR-Rate Borrowing begins on a day for which no numerically corresponding Business Day in the calendar month at the end of the Interest Period exists, then the Interest Period ends on the last Business Day of that calendar month; (c) no Interest Period for any portion of Principal Debt may extend beyond the scheduled repayment date for that portion of Principal Debt; and (d) no more than ten Interest Periods may be in effect at one time.

     3.10 CONVERSIONS.  Subject to the dollar limits and denominations of
SECTION 2.1(b), Borrower may (a) convert a LIBOR-Rate Borrowing on the last day of the applicable Interest Period to a Base-Rate Borrowing or a CD-Rate Borrowing, (b) convert a CD-Rate Borrowing on the last day of an Interest Period to a Base-Rate Borrowing or a LIBOR-Rate Borrowing, (c) convert a Base-Rate Borrowing at any time to a CD-Rate Borrowing or a LIBOR-Rate Borrowing, and
(d) elect a new Interest Period for a CD-Rate Borrowing or a LIBOR-Rate Borrowing, by telephonic request to Agent no later than 11:00 a.m. on the third Business Day before the conversion date or the last day of the Interest Period, as the case may be (for conversion to a CD-Rate Borrowing or a LIBOR-Rate Borrowing or election of a new Interest Period), and no later than 11:00 a.m. one Business Day before the last day of the Interest Period (for conversion to a Base-Rate Borrowing). Borrower shall provide a Notice of Conversion to Agent no later than two days after the date of the conversion. Absent Borrower's telephonic request for conversion or election of a new Interest Period, a CD-Rate Borrowing and a LIBOR-Rate Borrowing shall be deemed converted to a Base-Rate Borrowing effective when the applicable Interest Period expires.

     3.11 ORDER OF APPLICATION.

          (a) NO DEFAULT. If no Default or Potential Default exists, any payment shall be applied to the Obligations -- EXCEPT as otherwise specifically provided in the Loan Documents -- in the order and manner as Borrower directs.

          (b) DEFAULT. If a Default or Potential Default exists or if Borrower fails to give direction, any payment (including proceeds from the exercise of any Rights) shall be applied in the following order: (i) To all fees and expenses for which Agent or Lenders have not been paid or reimbursed in accordance with the Loan Documents (and if such payment is less than all unpaid or unreimbursed fees and expenses, then the payment shall be paid against unpaid and unreimbursed fees and expenses in the order of incurrence or due date); (ii) to accrued interest on the Principal Debt;
     (iii) to the Principal Debt outstanding under the Swing-Line Subfacility;
     (iv) to any LC reimbursement obligations that are due and payable and that remain unfunded by any Borrowing; (v) to the remaining Principal Debt in the order as Determining Lenders may elect (but Determining Lenders agree to apply proceeds in an order that will minimize any Funding Loss); (vi) to the remaining Obligations in the order and manner Determining Lenders deem appropriate; and (vii) as a deposit with Agent, for the benefit of Lenders, as security for and payment of any subsequent LC reimbursement obligations.

          (c) PRO RATA. Payments of the Principal Debt and accrued interest due as of the Termination Date for those Lenders whose Commitments have not been extended under SECTION 2.6 shall, if no Default or Potential Default then exists, be paid to each of them in the proportion for each of those Lenders that such Principal Debt and interest owed to it bears to such Principal Debt and interest owed to all of those Lenders at that time. Otherwise, each payment or prepayment shall be distributed to each Lender in accordance with its Pro Rata Part of that payment or prepayment.

     3.12 SHARING OF PAYMENTS, ETC.. If any Lender obtains any payment or prepayment with respect to the Obligations (whether voluntary, involuntary, or otherwise, including, without limitation, as a result of exercising its Rights under SECTION 3.13) that exceeds the part of that payment or prepayment that it is then entitled to receive under the Loan Documents, then that Lender shall purchase from the other Lenders participations that will cause the purchasing Lender to share the excess payment or prepayment ratably with each other Lender. If all or any portion of any excess payment or prepayment is subsequently recovered from the purchasing Lender, then the purchase shall be rescinded and the purchase price restored to the extent of the recovery. Borrower agrees that any Lender purchasing a participation from another Lender under this section may, to the fullest extent permitted by Law, exercise all of its Rights of payment (including the Right of offset) with respect to that participation as fully as if that Lender were the direct creditor of Borrower in the amount of that participation.

     3.13 OFFSET. If a Default exists, each Lender is entitled to exercise (for the benefit of all Lenders in accordance with SECTION 3.12) the Rights of offset and banker's Lien against each and every account and other property, or any interest therein, that any Company may now or hereafter have with, or which is now or hereafter in the possession of, that Lender to the extent of the full amount of the Obligations owed (directly or participated) to it.

     3.14 BOOKING BORROWINGS. To the extent permitted by Law, any Lender may make, carry, or transfer its Borrowings at, to, or for the account of any of its branch offices or the office of any of its Affiliates. However, no Affiliate is entitled to receive any greater payment under SECTION 3.16 than the transferor Lender would have been entitled to receive with respect to those Borrowings.

     3.15 BASIS UNAVAILABLE OR INADEQUATE FOR CD RATE, SWING RATE, OR LIBOR RATE. If, on or before any date when a CD Rate, Swing Rate, or a LIBOR Rate is to be determined for a Borrowing,

Agent or any Lender determines (and Determining Lenders agree with that determination) that the basis for determining the applicable rate is not available or that the resulting rate does not accurately reflect the cost to Lenders of making or converting Borrowings at that rate for the applicable Interest Period, then Agent shall promptly notify Borrower and Lenders of that determination (which is conclusive and binding on Borrower absent manifest error) and the applicable Borrowing shall bear interest at the SUM of the Base Rate PLUS the Applicable Margin. Until Agent notifies Borrower that those circumstances no longer exist, Lenders' commitments under this agreement to make, or to convert to, CD-Rate Borrowings, Swing Borrowings, and LIBOR-Rate Borrowings, as the case may be, are suspended.

     3.16 ADDITIONAL COSTS. Each Lender severally and not jointly agrees to notify Agent, the other Lenders, and Borrower within one year after it has actual knowledge that any circumstances exist that would give rise to any payment obligation by Borrower under CLAUSES (a) through (c) below. Although no Lender shall have any liability to Agent, any other Lender, or any Company for its failure to give that notice, Borrower is not obligated to pay any amounts under those clauses that arise, accrue, or are imposed more than one year before that notice to the extent it is applicable to those amounts.

          (a) RESERVES. With respect to any CD-Rate Borrowing, Swing Borrowing, or LIBOR-Rate Borrowing (i) if any present or future Law imposes, modifies, or deems applicable (or if compliance by any Lender with any requirement of any Tribunal results in) any requirement that any reserves (including, without limitation, any marginal, emergency, supplemental, or special reserves) be maintained, and if (ii) those reserves reduce any sums receivable by that Lender under this agreement or increase the costs incurred by that Lender in advancing or maintaining any portion of any CD-Rate Borrowing, Swing Borrowing, or LIBOR-Rate Borrowing, then (iii) that Lender (through Agent) shall deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it for its reduction or increase (which certificate is conclusive and binding absent manifest error), and
     (iv) Borrower shall promptly pay that amount to that Lender upon demand. The provisions of and undertakings and indemnification set forth in this paragraph shall survive the satisfaction and payment of the Obligations and termination of this agreement.

          (b) CAPITAL ADEQUACY. With respect to any Borrowing or LC if any present or future Law regarding capital adequacy or compliance by Agent (as issuer of LCs) or any Lender with any request, directive, or requirement now existing or hereafter imposed by any Tribunal regarding capital adequacy, or any change in its written policies or in the risk category of this transaction, reduces the rate of return on its capital as a consequence of its obligations under this agreement to a level below that which it otherwise could have achieved (taking into consideration its policies with respect to capital adequacy) by an amount deemed by it to be material (and it may, in determining the amount, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), then (unless the effect is already reflected in the rate of interest then applicable under this agreement) Agent or that Lender (through Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it (which certificate is conclusive and binding absent manifest error), and Borrower shall promptly pay that amount to Agent or that Lender upon demand. The provisions of and undertakings and indemnification set forth in this paragraph shall survive the satisfaction and payment of the Obligations and termination of this agreement.

          (c) TAXES. Any Taxes payable by Agent or any Lender or ruled (by a Tribunal) payable by Agent or any Lender in respect of this agreement or any other Loan Document shall, if permitted by Law, be paid by Borrower, together with interest and penalties, if any (except for Taxes payable on the overall net income of Agent or that Lender and except for interest and penalties incurred as a result of the gross negligence or willful misconduct of Agent or any Lender). Agent or that Lender (through Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount of payable Taxes, which certificate is conclusive and binding (absent manifest error), and Borrower shall promptly pay that amount to Agent for its account or the account of that Lender, as the case may be. If Agent or that Lender subsequently receives a refund of the Taxes paid to it by Borrower, then the recipient shall promptly pay the refund to Borrower.

     3.17 CHANGE IN LAWS. If any Law makes it unlawful for any Lender to make or maintain CD-Rate Borrowings, Swing Borrowings, or LIBOR-Rate Borrowings, then that Lender shall promptly notify Borrower and Agent, and (a) as to undisbursed funds, that requested Borrowing shall be made as a Base-Rate Borrowing, and
(b) as to any outstanding Borrowing (i) if maintaining the Borrowing until the last day of the applicable Interest Period is unlawful, the Borrowing shall be converted to a Base-Rate Borrowing as of the date of notice, in which event Borrower will not be required to pay any related Funding Loss, or (ii) if not prohibited by Law, the Borrowing shall be converted to a Base-Rate Borrowing as of the last day of the applicable Interest Period, or (iii) if any conversion will not resolve the unlawfulness, Borrower shall promptly prepay the Borrowing, without penalty or any related Funding Loss.

     3.18 FUNDING LOSS. EXCEPT when excused under SECTION 3.17, Borrower agrees to indemnify each Lender against, and pay to it upon demand, any Funding Loss of that Lender. When any Lender demands that Borrower pay any Funding Loss, that Lender shall deliver to Borrower and Agent a certificate setting forth in reasonable detail the basis for imposing Funding Loss and the calculation of the amount, which calculation is conclusive and binding absent manifest error. The provisions of and undertakings and indemnification set forth in this paragraph shall survive the satisfaction and payment of the Obligations and termination of this agreement.

     3.19 FOREIGN LENDERS, PARTICIPANTS, AND ASSIGNEES. Each Lender, Participant (by accepting a participation interest under this agreement), and Assignee (by executing an Assignment and Assumption Agreement) that is not organized under the Laws of the United States of America or one of its states
(a) represents to Agent and Borrower that (i) no Taxes are required to be withheld by Agent or Borrower with respect to any payments to be made to it in respect of the Obligations and (ii) it has furnished to Agent and Borrower two duly completed copies of either U.S. Internal Revenue Service FORM 4224, FORM 1001, FORM W-8, or any other form acceptable to Agent that entitles it to exemption from U.S. federal withholding Tax on all interest payments under the Loan Documents, and (b) covenants to (i) provide Agent and Borrower a new FORM 4224, FORM 1001, FORM W-8, or other form acceptable to Agent upon the expiration or obsolescence of any previously delivered form according to Law, duly executed and completed by it, and (ii) comply from time to time with all Laws with regard to the withholding Tax exemption. If any of the foregoing is not true or the applicable forms are not provided, then Borrower and Agent (without duplication) may deduct and withhold from interest payments under the Loan Documents any United States federal-income Tax at the maximum rate under the Code.

SECTION 4 FEES.

     4.1 TREATMENT OF FEES. The fees described in this SECTION 4 (a) are not compensation for the use, detention, or forbearance of money, (b) are in addition to, and not in lieu of, interest and expenses otherwise described in this agreement, (c) are payable in accordance with SECTION 3.1(b) and (c),
(d) are non-refundable, (e) to the fullest extent permitted by Law, bear interest, if not paid when due, at the Default Rate, and (f) with respect to the fees referenced in SECTION 4.3 and 4.4, are calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed, as if each calendar year consisted of 360 days, unless computation would result in an interest rate to be deemed to exist (notwithstanding the foregoing) in excess of the Maximum Rate in which event the computation is made on the basis of a year of 365 or 366 days, as the case may be.

     4.2 FEES TO AGENT AND AFFILIATES. Borrower shall pay to Agent and its Affiliates that Agent may designate the arrangement/structuring fee and annual administrative fee described in the letter agreement (as it may be renewed, extended, or modified) dated as of September 19, 1996, between Borrower, Agent, and NationsBanc Capital Markets, Inc. Those fees are solely for the account of Agent and its Affiliates EXCEPT to the extent that Agent may agree in writing with any Lender in respect of that arrangement/structuring fee.

     4.3 LC FEES. As a condition precedent to the issuance (including, without limitation, the extension) of each LC, Borrower shall pay to Agent:

          (a) For the account of each Lender according to each Lender's Commitment Percentage on the day the fee is payable: (i) for a documentary LC (or any BA into which a documentary LC is converted), an issuance fee of 0.625% per annum of the face amount of the LC (or BA, as the case may be) payable on the date of issuance; (ii) for standby LCs under either of the Reimbursement Agreements referred to as ITEMS 2 and 3 on SCHEDULE 9.2, the LC fees required by and payable in accordance with those agreements; and
     (iii) for any other standby LC, an issuance fee payable on the date of issuance (and on each anniversary date of issuance if it has a tenor of more than one year) equal to a percentage per annum of the face amount of that LC equal to the Applicable Margin in effect for LIBOR-Rate Borrowings on the date of issuance (or anniversary date, as the case may be); and

          (b) For the account of Agent and Issuing Lender only (i) on the day of each issuance of any LC, a fronting fee of 0.125% per annum of the face amount of the LC, and (ii) all normal and customary out of pocket expenses and miscellaneous charges of Agent which are subject to change at any time without notice to Borrower EXCEPT any notice given generally to Agent's similarly-situated customers.

On the Closing Date, Agent shall pay to each Lender that Lender's Pro Rata Part of that portion of any LC fees Agent has received from Borrower under the Reimbursement Agreements referred to in CLAUSE (a)(ii) above for the period from the Closing Date through December 28, 1996. Otherwise, all LC and other fees paid to Agent or any other parties before the date of this agreement in respect of any Existing LCs are solely for the account of those parties without any accounting for them or sharing of them with Agent or Lenders notwithstanding any contrary provision in this agreement.

     4.4 COMMITMENT FEE. From and after the Closing Date, Borrower shall pay to Agent a commitment fee for Lenders according to each Lender's Commitment Percentage. The fee is payable as it accrues on the last Business Day of each of the fiscal months of March, June, September, and December -- commencing on the first of those dates that follows the date of this agreement -- and on the Termination Date. Each payment of the fee is equal to the following, determined for the fiscal quarter (or portion of a fiscal quarter commencing on the date of this agreement or ending on the Termination Date) preceding and including the date it is due: from the Closing Date until the Termination Date, the product of the Applicable Percentage multiplied by the amount by which (i) the total Commitments exceed (ii) the sum of the average-daily Principal Debt under the Notes (less the sum of the average daily amount of Swing Borrowings outstanding) plus the average-daily LC Exposure for standby LCs.

     4.5 RESTATEMENT FEE. As a condition precedent to the effectiveness of this restatement, Borrower shall pay to each Lender on its Pro-Rata Part of the Commitment if such Commitment is $20,000,000, or greater, 15 basis points, and if such Commitment is between $10,000,000 and $20,000,000, 10 basis points.

SECTION 5 SECURITY.

     5.1 GUARANTY. Borrower shall cause each of its present and future (whether under SECTIONS 9.8 or 9.11 or otherwise) Subsidiaries to unconditionally guarantee the full payment and performance of the Obligations by execution of a Guaranty (OTHER THAN any foreign Subsidiary the execution of a Guaranty by which would create a material Tax obligation for the Companies that would not otherwise exist).

     5.2 COLLATERAL. Borrower shall cause full payment and performance of the Obligations to be secured by Lender Liens on all of the items and types of property (TOGETHER WITH its proceeds, the "COLLATERAL") described in the present and future Loan Documents creating Lender Liens, including, without limitation:

          (a) Present and future accounts receivable and inventory of each present and future (whether under SECTIONS 9.8 or 9.11 or otherwise) Company (OTHER THAN any foreign Company the granting of Lender Liens by which would create a material Tax obligation for the Companies that would not otherwise exist);

          (b) (i) 100% of the present and future capital stock of all of Borrower's present and future (whether under SECTIONS 9.8 or 9.11 or otherwise) domestic Subsidiaries and (ii) approximately all (but not less than 65%) of the present and future (whether under SECTIONS 9.8 or 9.11 or otherwise) capital stock of all of Borrower's present and future (whether under SECTIONS 9.8 or 9.11 or otherwise) foreign Subsidiaries the pledge of which would not create a material Tax obligation for the Companies that would not otherwise exist.

     5.3 CREATION OF LIENS AND FURTHER ASSURANCES. Borrower covenants and agrees that the Lender Liens described in SECTION 5.2 shall be created and perfected as a condition to funding any Borrowings or issuance of any LC. Furthermore, Borrower shall -- and shall cause each other appropriate Company to -- perform the acts, duly authorize, execute, acknowledge, deliver, file, and record any additional writings, and pay all filings fees and costs as Agent or Determining Lenders may reasonably deem appropriate or necessary to perfect and maintain the Lender Liens and preserve and protect the Rights of Agent and

Lenders under any Loan Document, including, without limitation, furnishing the items in PART B on SCHEDULE 6 by the deadlines specified in SCHEDULE 6 or elsewhere in the Loan Documents.

     5.4 COLLATERAL RELEASE. Agent shall release the Lender Liens on the Collateral described in SECTIONS 5.2(a)and (b)(i) -- but not in SECTION 5.2(b)(ii) (unless the foreign Tax Laws change to permit execution of a security agreement and guaranty by each such foreign Subsidiary pursuant to SECTION 5.6) or the Liens described as ITEMS 9 and 10 on SCHEDULE 9.5 -- if no Default or Potential Default exists and if the Release Rating is satisfied for Borrower, Borrower requests the release, and Borrower delivers to Agent properly completed (but for Agent's execution and, if necessary, acknowledgment) release documents in form and substance satisfactory to Agent.

     5.5  ADDITIONAL COMPANIES.

          (a) ADDITIONAL GUARANTIES AND LENDER LIENS. As required by SECTION 5.1, 5.2, 8.11, and 9.8 and possible other provisions in the Loan Documents
     (i) Pillowtex, Inc., PHC, and PMSC have all unconditionally guaranteed the full payment and performance of the Obligations, (ii) Borrower has created Lender Liens upon all of the issued and outstanding capital stock of Pillowtex, Inc. and PHC, (iii) PHC has created Lender Liens on all of the beneficial ownership of PMSC (which Agent and Lenders agree was not subject to Lender Liens at any time when owned by Borrower), and (iv) Beacon, Tennessee Woolen Mills, Inc., Manetta Home Fashions, Inc., Pillowtex, Inc., PHC, and PMSC have (A) acknowledged in writing that all assets -- limited, in the case of PMSC, as provided in SECTION 5.5(b) below (and capital stock transferred to them) continue to be subject to pre-existing Lender Liens (to the extent of those Lender Liens) already encumbering those assets and stock and (B) have created Lender Liens upon all of their respective present and future accounts receivable and inventory.

          (b) LIEN LIMITATION. SCHEDULE 5.5 is a list of inventory transferred by Borrower to PMSC. Notwithstanding any contrary provision in any Loan Document other than SECTION 5.5(c), the Lender Liens on the inventory listed on SCHEDULE 5.5 are limited -- effective as of March 30, 1996, immediately before those transfers to PMSC by Borrower -- so that they only secure an amount of the Obligations equal to the amount corresponding to Borrower's tax basis, which tax basis is reflected on SCHEDULE 5.5. The limitation in this SECTION 5.5(b) applies only to the inventory on hand as of March 30, 1996, and not to any other present or future assets now or in the future created or owned by PMSC.

          (c) NO LIEN LIMITATION. Notwithstanding SECTION 5.5(b) or any amounts described on SCHEDULE 5.5, if at any time the ratio of the Companies' consolidated Funded Debt to EBITDA ever exceeds 4.50 to 1.00 or if a Default exists that has resulted in a termination of the commitments of Lenders to extend credit under this agreement, then -- in any of those events and automatically without further action by any Person -- the limitation of the Lender Liens in SECTION 5.5(b) no longer is effective and the Lender Liens on the assets and groups of assets described on SCHEDULE
     5.5 secure the full payment and performance of the full Obligations.

     5.6 CHANGE IN TAX LAWS. Notwithstanding anything to the contrary set forth in this SECTION 5, in the event the Tax Laws regarding foreign Subsidiaries are changed to remove the creation of a material Tax Obligation against the foreign Subsidiary, each such foreign Subsidiary may, at Borrower's and Subsidiary's discretion execute a Guaranty and Security Agreement to provide Lender with a security interest in all of its present and future accounts receivable and inventory in exchange for a release of its pledge of securities.

SECTION 6 CONDITIONS PRECEDENT AND SUBSEQUENT.

     6.1 CONDITIONS PRECEDENT. No Lender is obligated to fund the initial Borrowing and Agent is not obligated to issue any LC unless Agent has received all of the items described in PART A on SCHEDULE 6. In addition, no Lender is obligated to fund (as opposed to continue or convert) any Borrowing and Agent is not obligated to issue any LC or Fund any Swing Borrowing, as the case may be, unless on the applicable Borrowing Date, issue date, or creation date (and after giving effect to the requested Borrowing or LC), as the case may be: (a) Agent timely receives a Borrowing Request or LC Request (together with the applicable LC Agreement), as the case may be; (b) Agent receives any applicable LC fee;
(c) all of the representations and warranties of the Companies in the Loan Documents are true and correct in all material respects (unless they speak to a specific date or are based on facts which have changed by transactions contemplated or expressly permitted by this agreement); (d) no Material Adverse Event, Default, or Potential Default exists; (e) the funding of the Borrowing or issuance of the LC, as the case may be, is permitted by Law; (f) no limitation in SECTION 2.1, 2.3, or 2.4 is exceeded; and (g) completion by Borrower of the issuance of the Senior Subordinated Debt. Each Borrowing Request and LC Request, however delivered, constitutes Borrower's representation and warranty that the conditions in CLAUSES (c) through (g) above are satisfied. Upon Agent's or any Lender's reasonable request, Borrower shall deliver to Agent or such Lender evidence substantiating any of the matters in the Loan Documents that are necessary to enable Borrower to qualify for the Borrowing or LC, as the case may be. Each condition precedent in this agreement (including, without limitation, those on SCHEDULE 6) is material to the transactions contemplated by this agreement, and time is of the essence with respect to each condition precedent.

     6.2 CONDITIONS SUBSEQUENT. Not later than 45 days after the Closing Date, Borrower will cause Pillowtex de Mexico S. de R.L. de C.V. to execute a Security Agreement. Additionally, in connection with the delivery of such Security Agreement, Borrower will obtain a legal opinion from Mexico counsel as to those items set forth on EXHIBIT E-2.


SECTION 7 REPRESENTATIONS AND WARRANTIES.** Borrower represents and warrants to Agent and Lenders as follows:

     7.1 PURPOSE. Borrower will use proceeds (which includes the LC Subfacility) and Swing-Line Subfacility for (i) refinancing certain existing Debt, (ii) the Companies' working capital and general corporate purposes, (iii) issuance of standby or documentary LCs, (iv) capital expenditures in the ordinary course of business, (v) financing a portion of the Fieldcrest Asset Acquisition, and (vi) investments, purchase prices, payment of certain Funded Debt, or any combination of them in connection with Permitted Acquisitions. No Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "MARGIN STOCK" within the meaning of


** All references in Sections 7, 8, and 9 to each Company's corporate existence, qualification, good standing, corporate charter, and bylaws are modified in respect of PMSC to apply (to the extent applicable) to its trust existence, certificate of trust, and declaration of trust.

REGULATION U of the Board of Governors of the Federal Reserve System, as amended. No part of the proceeds of any LC draft or drawing or Borrowing will be used, directly or indirectly, for a purpose that violates any Law, including, without limitation, REGULATION U.

     7.2 CORPORATE EXISTENCE, GOOD STANDING, AND AUTHORITY. Each Company is duly organized, validly existing, and in good standing under the Laws of its jurisdiction of incorporation. Except where not a Material Adverse Event, each Company (a) is (and after the Fieldcrest Asset Acquisition will be) duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing (each of which jurisdictions is identified on SCHEDULE 6), and (b) possesses (and after the Acquisition will possess) all requisite authority and power to conduct its business as is now being, or is contemplated by this agreement to be, conducted.

     7.3 SUBSIDIARIES AND NAMES. Borrower has no Subsidiaries except as disclosed on SCHEDULE 7.3 and as otherwise disclosed in writing to Agent and Lenders from time to time after the date of this agreement to reflect any changes to the schedule as a result of transactions permitted by this agreement. All of the outstanding shares of capital stock (or similar voting interests) of Borrower's Subsidiaries are (a) duly authorized, validly issued, fully paid, and nonassessable, (b) owned of record and beneficially as described in that schedule or those writings, free and clear of any Liens, restrictions, claims, or Rights of another Person EXCEPT Permitted Liens, and (c) not subject to any warrant, option, or other acquisition Right of any Person or subject to any transfer restriction EXCEPT restrictions imposed by securities Laws and general corporate Laws. Except as disclosed on SCHEDULE 7.3, no Company has changed its corporate name within the four-month period before the Closing Date.

     7.4 AUTHORIZATION AND CONTRAVENTION. The execution and delivery by each Company of each Loan Document to which it is a party, the performance by it of its obligations under those Loan Documents, and, to the extent applicable, its completion of the Fieldcrest Asset Acquisition (a) are within its corporate power, (b) have been duly authorized by all necessary corporate action,
(c) require no action by or filing with any Tribunal (EXCEPT any action or filing that has been taken or made on or before the Closing Date), (d) do not violate any provision of its charter or bylaws, (e) do not violate any provision of Law applicable to it EXCEPT violations that individually or collectively are not a Material Adverse Event, and (f) do not violate any material agreements to which it is a party EXCEPT violations that are not a Material Adverse Event.

     7.5 BINDING EFFECT. Upon execution and delivery by all parties to it, each Loan Document will constitute a legal and binding obligation of each Company party to it, enforceable against it in accordance with that Loan Document's terms EXCEPT as that enforceability may be limited by Debtor Relief Laws and general principles of equity.

     7.6 FINANCIAL STATEMENTS. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respects, the Companies' consolidated financial condition, results of operations, and cash flows as of, and for the portion of the fiscal year ending on their dates (subject only to normal year-end adjustments for interim statements). All material liabilities of the Companies as of those dates are reflected in those Current Financials or in the notes to them or have otherwise been disclosed to Lenders in writing. Except for transactions directly related to, specifically contemplated by, or expressly permitted by the Loan Documents and the Fieldcrest Asset Acquisition, (a) no material adverse changes have occurred in the Companies' consolidated financial condition from that shown in the Current

Financials, and (b) no Company has incurred any material liability EXCEPT Debt that is not prohibited by the Loan Documents.

     7.7 LITIGATION. EXCEPT where not a Material Adverse Event (a) no Company is subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to any Company and (b) no outstanding or unpaid judgments against any Company exist.

     7.8 TAXES. EXCEPT where not a Material Adverse Event (a) all Tax returns of each Company required to be filed have been filed (or extensions have been granted) before delinquency, and (b) all Taxes imposed (including after the Fieldcrest Asset Acquisition) upon each Company that are due and payable have been paid before delinquency.

     7.9 ENVIRONMENTAL MATTERS. EXCEPT where not a Material Adverse Event, no Company (a) knows of any environmental condition or circumstance adversely affecting any Company's properties or operations, (b) has received any report of any Company's violation (or, to Borrower's knowledge, any Predecessor's violation) of any Environmental Law, or (c) knows that any Company is under any obligation to remedy any violation of any Environmental Law. Each Company has taken prudent steps to determine that its properties and operations doe not violate any Environmental Law, except violations that are not a Material Adverse Event.

     7.10 EMPLOYEE PLANS. EXCEPT where not a Material Adverse Event (a) no Employee Plan has incurred an "ACCUMULATED FUNDING DEFICIENCY" (as defined in
SECTION 302 of ERISA or SECTION 412 of the Code), (b) no Company has incurred liability -- EXCEPT for liabilities for premiums that have been paid or that are not past due -- under ERISA to the PBGC in connection with any Employee Plan,
(c) no Company has withdrawn in whole or in part from participation in a Multiemployer Plan, (d) no Company has engaged in any "PROHIBITED TRANSACTION" (as defined in SECTION 406 of ERISA or SECTION 4975 of the Code), (e) no "REPORTABLE EVENT" (AS DEFINED IN SECTION 4043 of ERISA) has occurred, excluding events for which the notice requirement is waived under applicable PBGC regulations, (f) no Company or Affiliate of any Company has any liability under or is subject to any Lien under ERISA, the Code, or any similar provisions of any Law of Canada or any of its provinces to or on account of any employee benefit plan, program, scheme, or arrangement established or maintained by any Company or Affiliate of any Company or to which any Company or any Affiliate of any Company contributes or had an obligation to contribute, (g) each Employee Plan complies in all material respects, both in form and operation, with ERISA and the Code, and (h) no Multiemployer Plan is in reorganization within the meaning of Section 418 of the Code.

     7.11 PROPERTIES; LIENS. Each Company has indefeasible title to all its property reflected on the Current Financials EXCEPT for property that is obsolete or that has been disposed of in the ordinary course of business between the date of the Current Financials and the date of this agreement or, after the date of this agreement, as permitted by SECTION 9.10 or SECTION 9.11. The Companies will acquire indefeasible title to all of the property proposed to be conveyed to the Companies under the Asset Purchase Agreement. No Lien exists on any property of any Company EXCEPT Permitted Liens. No Company is party or subject to any agreement, instrument, or order which in any way restricts any Company's ability to allow Liens to exist upon any of its assets EXCEPT relating to Permitted Liens.

     7.12 GOVERNMENT REGULATIONS. No Company is subject to regulation under the INVESTMENT COMPANY ACT OF 1940, as amended, or the PUBLIC UTILITY HOLDING COMPANY ACT OF 1935, as amended.

     7.13 TRANSACTIONS WITH AFFILIATES. No Company is a party to a material transaction with any of its Affiliates (excluding other Obligated Companies) EXCEPT transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

     7.14 DEBT.  No Company has any Debt EXCEPT Permitted Debt.

     7.15 LEASES. EXCEPT where not a Material Adverse Event (a) each Company enjoys peaceful and undisturbed possession of all leases necessary for the operation of its properties and assets, none of which contains any unusual or burdensome provisions which might materially affect or impair the operation of those properties and assets, and (b) all material leases under which any Company is a lessee are in full force and effect, and to the knowledge of Borrower, no default -- or event that, with notice, time lapse, or both, would become a default -- exists.

     7.16 INSURANCE. Each Company maintains with financially sound, responsible, and reputable insurance companies or associations -- or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates -- insurance concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses.

     7.17 LABOR MATTERS. EXCEPT where not a Material Adverse Event (a) no actual or threatened strikes, labor disputes, slow downs, walkouts, work stoppages, or other concerted interruptions of operations that involve any employees employed at any time in connection with the business activities or operations at the Real Property exist, (b) hours worked by and payment made to the employees of any Company or (to Borrower's knowledge) any Predecessor have not been in violation of the FAIR LABOR STANDARDS ACT or any other applicable Laws pertaining to labor matters, (c) all payments due from any Company for employee health and welfare insurance, including, without limitation, workers compensation insurance, have been paid or accrued as a liability on its books,
(d) the business activities and operations of each Company are in compliance with OSHA and other applicable health and safety Laws.

     7.18 INTELLECTUAL PROPERTY. Each Company owns or has the right to use all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications and trade names necessary to continue to conduct its businesses as presently conducted by it and proposed to be conducted by it immediately after the date of this agreement. Each Company is conducting its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others, OTHER THAN any infringements or claims that, if successfully asserted against or determined adversely to any Company, would not, individually or collectively, constitute a Material Adverse Event.
To the knowledge of any Company, no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property of any Company exists.

     7.19 SOLVENCY. On each Borrowing Date and the date any LC is issued, each Company is -- and after giving effect to the requested Borrowing or LC and the Fieldcrest Asset Acquisition will be -- Solvent.

     7.20 FULL DISCLOSURE. Each fact or condition relating to the Loan Documents, any Company's financial condition, business, or property, or the Fieldcrest Asset Acquisition that is a Material Adverse

Event has been disclosed in writing to Agent. All information previously furnished by any Company to Agent in connection with the Loan Documents was -- and all information furnished in the future by any Company to Agent will be -- true and accurate in all material respects or based on reasonable estimates on the date the information is stated or certified.

     7.21 FIELDCREST ASSET ACQUISITION. Borrower shall use its best efforts to consummate the Fieldcrest Asset Acquisition on or before 45 days after the Closing Date.

SECTION 8 AFFIRMATIVE COVENANTS.** From the Closing Date -- for purposes of SECTIONS 8.2 and 8.11 -- or from the date of this agreement -- for all other provisions in this SECTION 8 -- and for so long as any Lender is committed to lend or issue LCs under this agreement and until the Obligations have been paid in full, Borrower covenants and agrees with Agent and Lenders that, without first obtaining Agent's written notice of Determining Lenders' consent to the contrary:

     8.1 CERTAIN ITEMS FURNISHED. Borrower shall furnish the following to each Lender:

          (a) ANNUAL FINANCIALS, ETC. Promptly after preparation but no later than 90 days after the last day of each fiscal year of Borrower, Financial Statements showing the Companies' consolidated financial condition and results of operations as of, and for the year ended on, that last day, accompanied by:

          (i) the unqualified opinion of KPMG Peat Marwick or other firm of nationally-recognized independent certified public accountants reasonably acceptable to Determining Lenders, based on an audit using generally accepted auditing standards, that the consolidated portion of those Financial Statements were prepared in accordance with GAAP and present fairly, in all material respects, the Companies' consolidated financial condition and results of operations; and

          (ii) a certificate from a Responsible Officer of Borrower certifying that those Financial Statements were prepared in accordance with GAAP and present fairly the Companies' consolidated financial condition and results of operations.

          (b) QUARTERLY FINANCIALS, ETC. Promptly after preparation but no later than 45 days after the last day of each fiscal quarter of Borrower, Financial Statements showing the Companies' consolidated financial condition and results of operations for that fiscal quarter and for the period from the beginning of the current fiscal year to the last day of that fiscal quarter, accompanied by (i) a Compliance Certificate and (ii) a summary form, reasonably acceptable to Agent, of the Companies' consolidated-accounts-receivable aging.

          (c) FINANCIAL PROJECTIONS. No later than 120 days after the end of each fiscal year of the Companies, financial projections of the Companies for the next succeeding three-year period, in the form reasonably satisfactory to Agent, setting forth management's projections for each fiscal quarter of the next-succeeding-fiscal year and on a yearly basis thereafter.


** All references in Sections 7, 8, and 9 to each Company's corporate existence, qualification, good standing, corporate charter, and bylaws are modified in respect of PMSC to apply (to the extent applicable) to its trust existence, certificate of trust, and declaration of trust.

          (d) OTHER REPORTS. Promptly after preparation and distribution, accurate and complete copies of all reports and other material communications about material financial matters or material corporate plans or projections by or for any Company for distribution to any Tribunal or any existing or potential creditor (i) including, without limitation, each FORM 10-K, 10-Q, and S-8 filed with the Securities and Exchange Commission but (ii) excluding (A) credit, trade, and other reports prepared and distributed in the ordinary course of business, and (B) information otherwise furnished to Agent and Lenders under this agreement.

          (e) EMPLOYEE PLANS. As soon as possible and within 30 days after Borrower knows or has reason to know that any event which would constitute a reportable event under SECTION 4043(b) of TITLE IV of ERISA with respect to any Company's employee pension or other benefit plan subject to ERISA has occurred, or that the PBGC has instituted or will institute proceedings under ERISA to terminate that plan, deliver a certificate of a Responsible Officer of Borrower setting forth details as to that reportable event and the action which the Companies propose to take with respect to it, together with a copy of any notice of that reportable event which may be required to be filed with the PBGC, or any notice delivered by the PBGC evidencing its intent to institute those proceedings or any notice to the PBGC that the plan is to be terminated, as the case may be. For all purposes of this section, Borrower is deemed to have all knowledge or knowledge of all facts attributable to the plan administrator under ERISA.

          (f)  OTHER NOTICES.  Notice -- promptly after Borrower knows -- of
     (i) the existence and status of any Litigation that, if determined adversely to any Company, would be a Material Adverse Event, (ii) any change in any material fact or circumstance represented or warranted by any Company in any Loan Document, (iii) a Default or Potential Default, specifying the nature thereof and what action the Companies have taken, are taking, or propose to take.

          (g) APPRAISALS. Promptly after any Companies obtains them, any appraisals of any of the assets acquired under the Asset Purchase Agreement.

          (h) OTHER INFORMATION. Promptly when reasonably requested by Agent or any Lender, such information (not otherwise required to be furnished under this agreement) about any Company's business affairs, assets, and liabilities.

     8.2 USE OF PROCEEDS. Borrower shall use the proceeds of Borrowings only for the purposes represented in this agreement.

     8.3 BOOKS AND RECORDS. Each Company shall maintain books, records, and accounts necessary to prepare financial statements in accordance with GAAP.

     8.4 INSPECTIONS. Upon reasonable request, each Company shall allow Agent or any Lender (or their respective Representatives) to inspect any of its properties, to review reports, files, and other records and to make and take away copies, to conduct tests or investigations, and to discuss any of its affairs, conditions, and finances with its other creditors, directors, officers, employees, or representatives from time to time, during reasonable business hours. Any reviews and investigations shall be limited to matters relevant to the present or future financial condition of the Companies and their compliance with -- or ability to comply with -- the Loan Documents.

     8.5 TAXES. Each Company shall promptly pay when due any and all Taxes EXCEPT Taxes that are being contested in good faith by lawful proceedings diligently conducted, against which reserve or other provision required by GAAP has been made, and in respect of which levy and execution of any Lien has been and continues to be stayed.

     8.6 PAYMENT OF OBLIGATIONS. Each Company shall promptly pay (or renew and extend) all of its material obligations as they become due (unless the obligations are being contested in good faith by appropriate proceedings).

     8.7 EXPENSES. Borrower shall promptly pay upon demand (a) all costs, fees, and expenses paid or incurred by Agent incident to any Loan Document (including, without limitation, the reasonable fees and expenses of Agent's counsel in connection with the negotiation, preparation, delivery, and execution of the Loan Documents and any related amendment, waiver, or consent) and (b) all reasonable costs and expenses incurred by Agent or any Lender in connection with the enforcement of the obligations of any Company under the Loan Documents or the exercise of any Rights under the Loan Documents (including, without limitation, reasonable allocated costs of in-house counsel, other reasonable attorneys' fees, and court costs), all of which are part of the Obligations, bearing interest, if not paid upon demand, at the Default Rate until paid.

     8.8 MAINTENANCE OF EXISTENCE, ASSETS, AND BUSINESS.  Each Company shall
(a) EXCEPT in connection with mergers and consolidations permitted under
SECTION 9.11, maintain its corporate existence and good standing in its state of incorporation, and (b) EXCEPT where not a Material Adverse Event (i) maintain its authority to transact business and good standing in all other states, (ii) maintain all licenses, permits, and franchises necessary for its business, and
(iii) keep all of its assets that are useful in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs and replacements.

     8.9 INSURANCE. Each Company shall, at its cost and expense, maintain the insurance described in SECTION 7.16.

     8.10 ENVIRONMENTAL MATTERS.

          (a) Borrower shall furnish to Agent and Lenders (i) a copy of all future Environmental Reports, if any, and reports or notices to any Tribunal about any Release of Hazardous Substances, if any, in any Company's possession or prepared by or on behalf of any Company in respect of any Real Property, and (ii) a report within five Business Days after any Company first has knowledge or reason to believe that any unreported Release of a Hazardous Substance has occurred at any Real Property that (A) requires or has resulted in any report or other notice to any Tribunal under any Environmental Law or (B) results or threatens to result in the presence of any Hazardous Substance in the environment in a quantity, concentration, state, or other condition that substantially exceeds any applicable standard for the protection of human health or the environment under any Environmental Law.

          (b) Borrower shall -- and shall cause each other Company to -- (i) obtain and keep in effect all Environmental Permits in substantial compliance with all Environmental Laws, (ii) operate and manage its businesses, processes, and other activities in substantial compliance with all Environmental Laws, Environmental Permits, and Environmental Indemnity Agreements and in a manner to avoid incurring Environmental Liabilities, to prevent any Release of Hazardous Substances in any material amounts or in substantial violation of any Environmental Law, and to minimize the risk of loss or damage in the event of any Release of Hazardous Substances, (iii) keep each Environmental Indemnity Agreement in full force and effect according to its terms, take all steps that may be necessary or appropriate to timely assert and receive payment or all claims under it, and (to the extent that the material remediation or indemnity protections or benefits provided by it would be jeopardized) not consent to any modification or amendment of any Environmental Indemnity Agreement or waive, compromise, settle, or otherwise release or discharge any obligation or indemnity of any indemnitor or other obligor under it, and (iv) continuously and diligently carry out such removal, remedial, or other response actions as may be necessary or appropriate (A) in respect of each matter that constitutes substantial non-compliance with any Environmental Law and (B) to prevent or minimize potential Environmental Liabilities from any of those matters or any Release of Hazardous Substances.

     8.11 SUBSIDIARIES. Borrower shall cause each present and future Subsidiary of Borrower (whether as a result of acquisition, creation, or otherwise) to become an Obligated Company.

     8.12 INDEMNIFICATION.

          (a) THE COMPANIES SHALL, JOINTLY AND SEVERALLY INDEMNIFY AGENT AND LENDERS AND THEIR RESPECTIVE PARENTS, SUBSIDIARIES, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS, SUCCESSORS, ASSIGNS, AND ATTORNEYS (COLLECTIVELY, THE "INDEMNIFIED PARTIES"), PROTECT AND DEFEND (WITH COUNSEL REASONABLY ACCEPTABLE TO DETERMINING LENDERS) AGAINST, HOLD THEM HARMLESS FROM AND AGAINST, AND ON DEMAND PAY OR REIMBURSE THEM FOR ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, AND PROCEEDINGS AND ALL COSTS, EXPENSES (INCLUDING, WITHOUT LIMITATION, ALL REASONABLE ATTORNEYS' FEES AND LEGAL EXPENSES WHETHER OR NOT SUIT IS BROUGHT), AND DISBURSEMENTS OF ANY KIND OR NATURE (THE "INDEMNIFIED LIABILITIES") THAT MAY AT ANY TIME BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE INDEMNIFIED PARTIES, IN ANY WAY RELATING TO OR ARISING OUT OF (i) ANY LOAN DOCUMENT, (ii) THE FIELDCREST ASSET ACQUISITION OR ANY OTHER TRANSACTION CONTEMPLATED BY ANY LOAN DOCUMENT, (iii) ANY COLLATERAL, (iv) ANY REAL PROPERTY, (v) ANY ENVIRONMENTAL LIABILITY IN ANY WAY RELATED TO ANY COMPANY, PREDECESSOR, COLLATERAL, REAL PROPERTY, OR ANY ACT, OMISSION, STATUS, OWNERSHIP, OR OTHER RELATIONSHIP, CONDITION, OR CIRCUMSTANCE CONTEMPLATED BY, CREATED UNDER, OR ARISING PURSUANT TO OR IN CONNECTION WITH ANY LOAN DOCUMENT OR THE FIELDCREST ASSET ACQUISITION, OR
     (vi) ANY INDEMNIFIED PARTY'S SOLE OR CONCURRENT ORDINARY NEGLIGENCE.

          (b) THE FOREGOING PROVISIONS (i) ARE NOT LIMITED IN AMOUNT, EVEN IF THAT AMOUNT EXCEEDS THE AMOUNT OF THE OBLIGATIONS, (ii) INCLUDE, WITHOUT LIMITATION, REASONABLE FEES AND EXPENSES OF ATTORNEYS AND OTHER COSTS OR EXPENSES OF LITIGATION OR OF PREPARING FOR LITIGATION, DAMAGES OR INJURY TO PERSONS, PROPERTY, OR NATURAL RESOURCES ARISING UNDER ANY STATUTORY OR COMMON LAW, PUNITIVE DAMAGES, FINES, AND OTHER PENALTIES, AND LOSS OF VALUE OF ANY REAL PROPERTY OR COLLATERAL, (iii) ARE NOT AFFECTED BY ANY ACT OR OMISSION OF ANY TRIBUNAL OR OTHER THIRD PARTY, OR THE SOURCE OR ORIGIN OF ANY HAZARDOUS SUBSTANCE, AND (iv) ARE NOT

     AFFECTED BY ANY INDEMNIFIED PARTY'S INVESTIGATION, ACTUAL OR CONSTRUCTIVE KNOWLEDGE, COURSE OF DEALING, OR WAIVER.

          (c) HOWEVER, NO INDEMNIFIED PARTY HAS THE RIGHT TO BE INDEMNIFIED UNDER THE LOAN DOCUMENTS FOR ITS OWN FRAUD, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT OR FOR ANY ENVIRONMENTAL LIABILITY CAUSED SOLELY BY ITS VIOLATION OF AN ENVIRONMENTAL LAW.

          (d) THE PROVISIONS OF AND UNDERTAKINGS AND INDEMNIFICATION IN THIS SECTION SURVIVE THE FORECLOSURE OF ANY LENDER LIEN OR ANY TRANSFER IN LIEU OF THAT FORECLOSURE, THE SALE OR OTHER TRANSFER OF ANY COLLATERAL OR REAL PROPERTY TO ANY PERSON, THE SATISFACTION OF THE OBLIGATIONS, THE TERMINATION OF THE LOAN DOCUMENTS, AND THE RELEASE OF ANY OR ALL LENDER LIENS.

SECTION 9 NEGATIVE COVENANTS.**  From the Closing Date -- for purposes of
SECTION 9.5 -- or from the date of this agreement -- for all other provisions in this SECTION 9 -- and for so long as any Lender is committed to lend or issue LCs under this agreement and until the Obligations have been paid in full, Borrower covenants and agrees with Agent and Lenders that, without first obtaining Agent's written notice of Determining Lenders' consent to the contrary:

     9.1 PAYROLL TAXES. No Company may use any proceeds of any Borrowing to pay the wages of employees unless a timely payment to or deposit with the United States of America of all amounts of Tax required to be deducted and withheld with respect to such wages is also made.

     9.2 DEBT. No Company may (a) have any Debt EXCEPT Permitted Debt or (b) voluntarily prepay or cause to be prepaid any principal of, or interest on, any of its Debt EXCEPT the Obligations and (while no Default or Potential Default exists) other Debt.

     9.3 EMPLOYEE PLANS. EXCEPT where not a Material Adverse Event, no Company may permit any of the events or circumstances described in SECTION 7.10 to exist or occur.

     9.4 LETTERS OF CREDIT. No Company may have issued for its account -- or otherwise become obligated for any reimbursement obligations for -- any letter of credit EXCEPT (a) LCs, (b) letters of credit for which the reimbursement obligations are assumed by Borrower in connection with a Permitted Acquisition, and (c) letters of credit issued in connection with the Reimbursement Agreements described in ITEM 2 and 3 on SCHEDULE 9.2.

     9.5 LIENS. No Company may (a) create, incur, or suffer or permit to be created or incurred or to exist any Lien upon any of its assets except Permitted Liens or (b) enter into or permit to exist any arrangement or agreement that directly or indirectly prohibits any Company from creating or incurring any Lien on any of its assets EXCEPT the Loan Documents and leases that place a Lien prohibition on only the leased property.


**   All references in Sections 7, 8, and 9 to each Company's corporate existence, qualification, good standing, corporate charter, and bylaws are modified in respect of PMSC to apply (to the extent applicable) to its trust existence, certificate of trust, and declaration of trust.

     9.6 TRANSACTIONS WITH AFFILIATES. No Company may enter into any material transaction with any of its Affiliates (excluding other Companies) EXCEPT transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

     9.7 COMPLIANCE WITH LAWS AND DOCUMENTS. No Company may (a) violate the provisions of any Laws applicable to it or of any material agreement to which it is a party if that violation alone, or when aggregated with all other violations, would be a Material Adverse Event, (b) violate the provisions of its charter or bylaws, or (c) repeal, replace, or amend any provision of its charter or bylaws if that action would be a Material Adverse Event.

     9.8 LOANS, ADVANCES, AND INVESTMENTS. No Company may make any loan, advance, extension of credit, or capital contribution to, make any investment in, or purchase or commit to purchase any stocks or other securities or evidences of Debt of, or interests in, any other Person EXCEPT those described on SCHEDULE 9.8.

     9.9  DISTRIBUTIONS.  No Company may declare, make, or pay any Distribution
EXCEPT:

          (a)  Distributions paid in the form of additional common stock;

          (b)  Distributions to any Obligated Company; and

          (c) Distributions by Borrower if (i) no Default or Potential Default exists or would exist after giving effect to the Distribution and (ii) the total (without duplication) of all of those Distributions declared or paid during any fiscal year do not exceed the SUM of (A) 50% of the Companies' consolidated Net Income for that fiscal year, PLUS (B) if paid by April 30 during that year, the portion of the then-preceding-fiscal year's Distributions that would have been permitted under CLAUSE (A) above that did not represent any carryover from earlier years and was not declared and paid during that preceding-fiscal year.

     9.10 DISPOSITION OF ASSETS. No Company may make or permit to be made an Asset Sale other than a Permitted Asset Sale.

     9.11 MERGERS, CONSOLIDATIONS, AND DISSOLUTIONS. No Company may merge or consolidate with any other Person or dissolve EXCEPT:

          (a) if no Default or Potential Default exists or will exist as a result of it, any merger or consolidation (i) between Obligated Companies if Borrower -- if it is involved -- is the survivor or (ii) in connection with any Permitted Acquisition if the survivor is, or concurrently with that Permitted Acquisition becomes, an Obligated Company; and

          (b) dissolution of any Subsidiary if substantially all of its assets have been conveyed to any Obligated Company.

     9.12 ASSIGNMENT. No Company may assign or transfer any of its Rights, duties, or obligations under any of the Loan Documents.

     9.13 FISCAL YEAR AND ACCOUNTING METHODS. No Company may change its fiscal year for accounting purposes or any material aspect of its method of accounting except to conform any new Subsidiary's accounting methods to Borrower's accounting methods.

     9.14 NEW BUSINESSES. No Company may engage in any business EXCEPT the businesses in which it is presently engaged and any other reasonably related business.

     9.15 GOVERNMENT REGULATIONS. No Company may conduct its business in a way that it becomes regulated under the INVESTMENT COMPANY ACT OF 1940, as amended, or the PUBLIC UTILITY HOLDING COMPANY ACT OF 1935, as amended.

     9.16 CONTINGENT LIABILITIES.   No Company may endorse, guarantee, or
otherwise become surety for, or contingently liable upon, the obligations of any Person except (a) endorsements of negotiable instruments in the ordinary course of business, (b) with respect to any LCs, (c) guaranties of any Company of Debt or Operating Leases of any Obligated Company, (d) contingent liabilities that exist on the Closing Date and are fully described on SCHEDULE 9.2, and
(e) contingent liabilities permitted in connection with a Permitted Acquisition.

     9.17 OPERATING LEASES. No Company may become obligated under any Operating Lease that would cause the total-Operating-Lease-payment obligations of all of the Companies -- without duplication for guaranties by any Company of another Company's Operating-Lease-payment obligations --to exceed $12,000,000 during any fiscal year.

     9.18 CAPITAL EXPENDITURES. No Company may make expenditures for the acquisition, construction, improvement, or replacement of land, buildings, equipment, or other fixed or capital assets or leaseholds (excluding expenditures properly chargeable to repairs or maintenance) EXCEPT capital expenditures in the ordinary course of business.

     9.19 ASSET PURCHASE AGREEMENT. No Company may make or permit to be made any material amendment or material modification to or waiver of compliance under the Asset Purchase Agreement or any schedules to it unless Borrower first notifies Agent of the amendment, modification, or waiver and obtains Agent's written approval of it.

     9.20 STRICT COMPLIANCE. No Company may indirectly do anything that it may not directly do under any covenant in any Loan Document.

     9.21 LEGAL DEFEASANCE AND COVENANT DEFEASANCE. No Company may exercise its right of Legal Defeasance or Covenant Defeasance (as those terms are defined in the Senior Subordinated Debt).


SECTION 10 FINANCIAL COVENANTS. From the Closing Date and for so long as any Lender is committed to lend or issue LCs under this agreement and until the Obligations have been paid in full, Borrower covenants and agrees with Agent and Lenders that, without first obtaining Agent's written notice of Determining Lenders' consent to the contrary, it may not directly or indirectly permit:

     10.1 MINIMUM NET WORTH. The Companies' consolidated Minimum Net Worth -- determined on the last day of each fiscal quarter of Borrower -- to ever be LESS than the SUM of (a) 90% of the

Companies' consolidated Net Worth at December 30, 1995, PLUS (b) 50% of the Companies' cumulative, consolidated Net Income (without deduction for losses) after December 30, 1995.

     10.2 CURRENT RATIO. The Current Ratio determined at the end of each fiscal quarter of Borrower to ever be LESS than 1.30 to 1.00.

     10.3 FUNDED DEBT/EBITDA. The ratio, after giving effect to any Permitted Acquisition if audited financials are available or, if audited financials are not available, based on Determining Lender approval, of (a) the Companies' consolidated Funded Debt on the last day of any fiscal quarter to (b) their consolidated EBITDA for the 12-fiscal month period ending on that last day to ever exceed:

===============================================================================
                      Period(s)                                 Ratio
===============================================================================
 Each fiscal quarter from 9/28/96 through 1/2/99            4.00 to 1.00
-------------------------------------------------------------------------------
 Each subsequent fiscal quarter                             3.50 to 1.00
===============================================================================

     10.4 MINIMUM INTEREST COVERAGE RATIO. The ratio, after giving effect to any Permitted Acquisition, if audited financials are available or, if audited financials are not available, based on Determining Lender approval, of (a) the Company's consolidated EBITDA for the 12-fiscal month period ending on the last day of the previous fiscal year to (b) the interest expense during that period on the Company's Debt (including, without limitation, the interest component under Capital Leases) to ever be less than 2.50 to 1.00.

SECTION 11 DEFAULT. The term "DEFAULT" means the occurrence of any one or more of the following:

     11.1 PAYMENT OF OBLIGATIONS.  Borrower's failure or refusal to pay
(a) principal of any Note or any LC Exposure or any part thereof on or before the date due or (b) any other part of the Obligations on or before three Business Days after the date due.

     11.2 COVENANTS. Any Company's failure or refusal to punctually and properly perform, observe, and comply with any covenant (OTHER THAN covenants to pay the Obligations):

          (a)  In SECTIONS 8.2, 8.8(a), 8.12, 9.1 through 9.6, 9.8 through 9.12,
     9.15 through 9.20, or 10.4; or

          (b)  In SECTIONS 8.1, 8.10(a), (b), or (d), 10.1, 10.2, or 10.3, and
     that failure or refusal continues for ten days after the earlier of EITHER any Company knows of it OR any Company is notified of it by Agent or any Lender; or

          (c) In any other provision of any Loan Document, and that failure or refusal continues for 30 days after the earlier of EITHER any Company knows of it OR any Company is notified of it by Agent or any Lender; or

     11.3 DEBTOR RELIEF. Any Company (a) is not Solvent, (b) fails to pay its Debts generally as they become due, (c) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Relief Law, or (d) becomes a party to or is made the subject of any proceeding provided for by any Debtor Relief Law -- EXCEPT as a creditor or claimant -- that could suspend or otherwise adversely affect the Rights of Agent or any Lender granted in the Loan Documents (UNLESS, if the proceeding is involuntary, the applicable petition is dismissed within 60 days after its filing).

     11.4 JUDGMENTS AND ATTACHMENTS. Where the amounts in controversy or of any judgments, as the case may be, exceed -- from and after the Closing Date and individually or collectively for all of the Companies -- $5,000,000, the Companies fail (a) to have discharged, within 60 days after its commencement, any attachment, sequestration, or similar proceeding against any assets of any Company or (b) to pay any money judgment against any Company within ten days before the date on which any Company's assets may be lawfully sold to satisfy that judgment.

     11.5 GOVERNMENT ACTION. Where EITHER it is a Material Adverse Event OR the fair value of the assets involved exceed -- from and after the Closing Date and individually or collectively for all of the Companies -- $5,000,000 (a) a final non-appealable order is issued by any Tribunal (including, but not limited to, the United States Justice Department) seeking to cause any Company to divest a significant portion of its assets under any antitrust, restraint of trade, unfair competition, industry regulation, or similar Laws, or (b) any Tribunal condemns, seizes, or otherwise appropriates, or takes custody or control of all or any substantial portion of any Company's assets.

     11.6 MISREPRESENTATION. Any material representation or warranty made by any Company in any Loan Document at any time proves to have been materially incorrect when made.

     11.7 OWNERSHIP OF OTHER COMPANIES. EXCEPT as a result of transactions permitted by this agreement, one or more Obligated Companies fail to own, beneficially and of record, with power to vote, 100% of the issued and outstanding shares of capital stock of each other Obligated Company OTHER THAN Borrower.

     11.8 CHANGE OF CONTROL OF BORROWER.

          (a) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Borrower and its Subsidiaries taken as a whole to any Person;

          (b) the adoption of a plan relating to the liquidation or dissolution of Borrower;

          (c) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner (as defined in RULE 13d-3 and 13d-5 of the SECURITIES EXCHANGE ACT OF 1934) directly or indirectly, of more than 50% of the voting stock of Borrower; and

          (d) The individuals who, as of the date of this agreement, constitute the members of Borrower's board of directors (for purposes of this SECTION 11.8, the "INCUMBENT BOARD") do not constitute or cease for any reason to constitute at least 66 2/3% of:

               (i)   Borrower's board of directors; or

               (ii) The surviving corporation's board of directors in the event of any merger or consolidation (if permitted by SECTION 9.11) involving Borrower; or

               (iii) The controlling entity's board of directors, comparable body if there is no board of directors, or voting control if there is no comparable body, in the event that the surviving corporation under CLAUSE (ii) above is directly or indirectly controlled by that entity.

For purposes of this SECTION 11.8(d), any individual who becomes a member of the board of directors or comparable body or who obtains a voting interest, as applicable under CLAUSES (i), (ii), or (iii) above, after the date of this agreement and whose election, or nomination for election, was approved by a vote of the individuals comprising at least 66 2/3% of the incumbent board -- OTHER THAN an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest, as those terms are used in RULE 14a-11 of REGULATION 14A under the SECURITIES AND EXCHANGE ACT OF 1934) -- shall be deemed to be a member of the incumbent board.

     11.9 OTHER FUNDED DEBT. In respect of any Funded Debt (OTHER THAN the Obligations) individually or collectively of at least $5,000,000 (a) any Company fails to make any payment when due, or (b) any default or other event or condition occurs or exists beyond the applicable grace or cure period, the effect of which is to cause or to permit any holder of that Funded Debt to cause -- whether or not it elects to cause -- any of that Funded Debt to become due before its stated maturity or regularly scheduled payment dates, or (c) any of that Funded Debt is declared to be due and payable or required to be prepaid by any Company before its stated maturity.

     11.10 SEC REPORTING REQUIREMENTS. Borrower fails to comply with any reporting requirements of the SECURITIES EXCHANGE ACT OF 1934, as amended, for which the failure to report would constitute a Material Adverse Event.

     11.11 VALIDITY AND ENFORCEABILITY. Once executed, this agreement, any Note, any LC Agreement, any Guaranty, or any pledge of Subsidiary stock ceases to be in full force and effect in any material respect or is declared to be null and void or its validity or enforceability is contested in writing by any Company party to it or any Company party to it denies in writing that it has any further liability or obligations under it EXCEPT in accordance with that document's express provisions or as the appropriate parties under SECTION 14.8 below may otherwise agree in writing.

     11.12 LCS. Agent or Issuing Lender is served with, or becomes subject to, a court order, injunction, or other process or decree restraining or seeking to restrain it from paying any amount under any LC and EITHER (a) a drawing has occurred under the LC, and Borrower has refused to reimburse Agent or Issuing Lender for payment, OR (b) the expiration date of the LC has occurred, but the Right of the beneficiary to draw under the LC has been extended past the expiration date in connection with the pendency of the related court action or proceeding, and Borrower has failed to deposit with Agent or Issuing Lender cash collateral in an amount equal to Agent's or Issuing Lender's maximum exposure under the LC.

SECTION 12 RIGHTS AND REMEDIES.

     12.1  REMEDIES UPON DEFAULT.

           (a) DEBTOR RELIEF. If a Default exists under SECTION 11.3, the commitment to extend credit under this agreement automatically terminates, the entire unpaid balance of the Obligations automatically becomes due and payable without any action of any kind whatsoever.

           (b)  OTHER DEFAULTS.  If any Default exists, subject to the terms of
     SECTION 13.5(b), Agent may (with the consent of, and must, upon the request of, Determining Lenders), do any one or more of the following: (i) If the maturity of the Obligations has not already been accelerated under
     SECTION 12.1(a), declare the entire unpaid balance of all or any part of the Obligations immediately due and payable, whereupon it is due and payable; (ii) terminate the commitments of Lenders to extend credit under this agreement; (iii) reduce any claim to judgment; (iv) demand payment of an amount equal to the LC Exposure then existing and retain as collateral for the LC Exposure any amounts received from any Company, from any property of any Company, from any Obligated Company, through offset, or otherwise; and (v) exercise any and all other legal or equitable Rights afforded by the Loan Documents, by applicable Laws, or in equity.

           (c) OFFSET. If a Default exists, to the extent permitted by applicable Law, each Lender may exercise the Rights of offset and banker's lien against each and every account and other property, or any interest therein, which any Company may now or hereafter have with, or which is now or hereafter in the possession of, that Lender to the extent of the full amount of the Obligations owed to that Lender.

     12.2 COMPANY WAIVERS. To the extent permitted by Law, each Company waives presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and nonpayment, and agrees that its liability with respect to all or any part of the Obligations is not affected by any renewal or extension in the time of payment of all or any part of the Obligations, by any indulgence, or by any release or change in any security for the payment of all or any part of the Obligations.

     12.3 PERFORMANCE BY AGENT. If any Company's covenant, duty, or agreement is not performed in accordance with the terms of the Loan Documents, Agent may, while a Default exists, at its option (but subject to the approval of Determining Lenders), perform or attempt to perform that covenant, duty, or agreement on behalf of that Company (and any amount expended by Agent in its performance or attempted performance is payable by the Companies, jointly and severally, to Agent on demand, becomes part of the Obligations, and bears interest at the Default Rate from the date of Agent's expenditure until paid). However, Agent does not assume and shall never have, except by its express written consent, any liability or responsibility for the performance of any Company's covenants, duties, or agreements.

     12.4 NOT IN CONTROL. Nothing in any Loan Documents gives or may be deemed to give to Agent or any Lender the Right to exercise control over any Company's Real Property, other assets, affairs, or management or to preclude or interfere with any Company's compliance with any Law or require any act or omission by any Company that may be harmful to Persons or property. Any "MATERIAL ADVERSE EVENT" or other materiality or substantiality qualifier of any representation, warranty, covenant, agreement, or other provision of any Loan Document is included for credit documentation purposes only and does not imply or be deemed to mean that Agent or any Lender acquiesces in any non-compliance by any Company with any Law, document, or otherwise or does not expect the Companies to promptly, diligently, and continuously carry out all appropriate removal, remediation, compliance, closure, or other activities required or appropriate in accordance with all Environmental Laws. Agent's and Lenders' power is limited to the Rights provided in the Loan Documents. All of those Rights exist solely -- and may be exercised in manner calculated by Agent or Lenders in their respective good faith business judgment -- to preserve and protect the Collateral and to assure payment and performance of the Obligations.

     12.5 COURSE OF DEALING. The acceptance by Agent or Lenders of any partial payment on the Obligations is not a waiver of any Default then existing. No waiver by Agent, Determining Lenders, or Lenders of any Default is a waiver of any other then-existing or subsequent Default. No delay or omission by Agent, Determining Lenders, or Lenders in exercising any Right under the Loan Documents impairs that Right or is a waiver thereof or any acquiescence therein, nor will any single or partial exercise of any Right preclude other or further exercise thereof or the exercise of any other Right under the Loan Documents or otherwise.

     12.6 CUMULATIVE RIGHTS. All Rights available to Agent, Determining Lenders, and Lenders under the Loan Documents are cumulative of and in addition to all other Rights granted to Agent, Determining Lenders, and Lenders at law or in equity, whether or not the Obligations are due and payable and whether or not Agent, Determining Lenders, or Lenders have instituted any suit for collection, foreclosure, or other action in connection with the Loan Documents.

     12.7 APPLICATION OF PROCEEDS. Any and all proceeds ever received by Agent or Lenders from the exercise of any Rights pertaining to the Obligations shall be applied to the Obligations according to SECTION 3.

     12.8 CERTAIN PROCEEDINGS. Borrower shall promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers Agent or Determining Lenders reasonably request in connection with the obtaining of any consent, approval, registration, qualification, permit, license, or authorization of any Tribunal or other Person necessary or appropriate for the effective exercise of any Rights under the Loan Documents. Because Borrower agrees that Agent's and Determining Lenders' remedies at Law for failure of Borrower to comply with the provisions of this section would be inadequate and that failure would not be adequately compensable in damages, Borrower agrees that the covenants of this section may be specifically enforced.

     12.9 EXPENDITURES BY LENDERS. Any sums spent by Agent or any Lender in the exercise of any Right under any Loan Document is payable by the Companies to Agent on demand, becomes part of the Obligations, and bears interest at the Default Rate from the date spent until the date repaid.

     12.10 DIMINUTION IN VALUE OF COLLATERAL. Neither Agent nor any Lender has any liability or responsibility whatsoever for any diminution in or loss of value of any collateral now or in the future securing payment or performance of any of the Obligations (OTHER THAN diminution in or loss of value caused by its own gross negligence or willful misconduct).

SECTION 13 AGENT AND LENDERS.

     13.1  AGENT.

           (a) APPOINTMENT. Each Lender appoints Agent (and Agent accepts appointment) as its nominee and agent, in its name and on its behalf:
     (i) To act as its nominee and on its behalf in and under all Loan Documents; (ii) to arrange the means whereby its funds are to be made available to Borrower under the Loan Documents; (iii) to take any action that it properly requests under the Loan Documents (subject to the concurrence of other Lenders as may be required under the Loan Documents);
     (iv) to receive all documents and items to be furnished to it under the Loan Documents; (v) to be the secured party, mortgagee, beneficiary, recipient, and similar party in respect of any collateral for the benefit of Lenders; (vi) to promptly distribute to it all material information, requests, documents, and items received from Borrower under the Loan Documents; (vii) to promptly distribute to it its ratable part of each payment or prepayment (whether voluntary, as proceeds of collateral upon or after foreclosure, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Loan Documents; and (viii) to deliver to the appropriate Persons requests, demands, approvals, and consents received from it. However, Agent may not be required to take any action that exposes it to personal liability or that is contrary to any Loan Document or applicable Law.

           (b) SUCCESSOR. Agent may voluntarily resign and shall resign upon the request of Determining Lenders for cause (I.E., Agent is continuing to fail to perform its responsibilities as Agent under the Loan Documents).
     If the initial or any successor Agent ever ceases to be a party to this agreement or if the initial or any successor Agent ever resigns (whether voluntarily or at the request of Determining Lenders), then Determining Lenders shall (which, if no Default or Potential Default exists, is subject to Borrower's approval that may not be unreasonably withheld) appoint the successor Agent from among Lenders (OTHER THAN the resigning Agent). If Determining Lenders fail to appoint a successor Agent within 30 days after the resigning Agent has given notice of resignation or Determining Lenders have removed the resigning Agent, then the resigning Agent may, on behalf of Lenders, appoint a successor Agent, which must be a commercial bank having a combined capital and surplus of at least $1,000,000,000 (as shown on its most recently published statement of condition). Upon its acceptance of appointment as successor Agent, the successor Agent succeeds to and becomes vested with all of the Rights of the prior Agent, and the prior Agent is discharged from its duties and obligations of Agent under the Loan Documents (but, when used in connection with LCs issued and outstanding before the appointment of the successor Agent, "AGENT" shall continue to refer solely to the prior Agent -- but, any LCs issued or renewed after the appointment of any successor Agent shall be issued or renewed by the successor Agent), and each Lender shall execute the documents that any Lender, the resigning or removed Agent, or the successor Agent reasonably request to reflect the change. After any Agent's resignation or removal as Agent under the Loan Documents, the provisions of this section inure to its benefit as to any actions taken or not taken by it while it was Agent under the Loan Documents.

           (c) RIGHTS AS LENDER. Agent, in its capacity as a Lender, has the same Rights under the Loan Documents as any other Lender and may exercise those Rights as if it were not acting as Agent. The term "LENDER", unless the context otherwise indicates, includes Agent. Agent's resignation or removal does not impair or otherwise affect any Rights that it has or may have in its capacity as an individual Lender. Each Lender and Borrower agree that Agent is not a fiduciary for Lenders or for Borrower but is simply acting in the capacity described in this agreement to alleviate administrative burdens for Borrower and Lenders, that Agent has no duties or responsibilities to Lenders or Borrower except those expressly set forth in the Loan Documents, and that Agent in its capacity as a Lender has the same
     Rights as any other Lender.

           (d) OTHER ACTIVITIES. Agent or any Lender may now or in the future be engaged in one or more loan, letter of credit, leasing, or other financing transactions with Borrower, act as trustee or depositary for Borrower, or otherwise be engaged in other transactions with Borrower (collectively, the "OTHER ACTIVITIES") not the subject of the Loan Documents. Without limiting the Rights of Lenders specifically set forth in the Loan Documents, neither Agent nor any Lender is responsible to account to the other Lenders for those other activities, and no Lender shall have any interest in any other Lender's activities, any present or future guaranties by or for the account of Borrower that are not contemplated by or included in the Loan Documents, any present or future offset exercised by Agent or any Lender in respect of those other activities, any present or future property taken as security for any of those other activities, or any property now or hereafter in Agent's or any other Lender's possession or control that may be or become security for the obligations of Borrower arising under the Loan Documents by reason of the general description of indebtedness secured or of property contained in any other agreements, documents, or instruments related to any of those other activities (but, if any payments in respect of those guaranties or that property or the proceeds thereof is applied by Agent or any Lender to reduce the Obligations, then each Lender is entitled to share ratably in the application as provided in the Loan Documents).

     13.2 EXPENSES. Each Lender shall pay its Pro Rata Part of any reasonable expenses (including, without limitation, court costs, reasonable attorneys' fees and other costs of collection) incurred by Agent (while acting in such capacity) in connection with any of the Loan Documents if Agent is not reimbursed from other sources within 30 days after incurrence. Each Lender is entitled to receive its Pro Rata Part of any reimbursement that it makes to Agent if Agent is subsequently reimbursed from other sources.

     13.3 PROPORTIONATE ABSORPTION OF LOSSES. Except as otherwise provided in the Loan Documents, nothing in the Loan Documents gives any Lender any advantage over any other Lender insofar as the Obligations is concerned or relieves any Lender from ratably absorbing any losses sustained with respect to the Obligations (except to the extent unilateral actions or inactions by any Lender result in Borrower or any other obligor on the Obligations having any credit, allowance, setoff, defense, or counterclaim solely with respect to all or any part of that Lender's Pro Rata Part of the Obligations).

     13.4 DELEGATION OF DUTIES; RELIANCE. Lenders may perform any of their duties or exercise any of their Rights under the Loan Documents by or through Agent, and Lenders and Agent may perform any of their duties or exercise any of their Rights under the Loan Documents by or through their respective Representatives. Agent, Lenders, and their respective Representatives (a) are entitled to rely upon (and shall be protected in relying upon) any written or oral statement believed by it or them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinion of counsel selected by Agent or that Lender (but nothing in this CLAUSE (a) permits Agent to rely on (i) oral statements if a writing is required by this agreement or (ii) any other writing if a specific writing is required by this agreement), (b) are entitled to deem and treat each Lender as the owner and holder of its portion of the Obligations for all purposes until, written notice of the assignment or transfer is given to and received by Agent (and any request, authorization, consent, or approval of any Lender is conclusive and binding on each subsequent holder, assignee, or transferee of or Participant in that Lender's portion of the Obligations until that notice is given and received), (c) are not deemed to have notice of the occurrence of a Default unless a responsible officer of Agent, who handles matters associated with the Loan Documents and transactions thereunder, has actual knowledge or Agent has been notified by a Lender or Borrower, and (d) are entitled to consult with legal counsel (including counsel for Borrower), independent accountants, and other experts selected by Agent and are not liable for any action taken or not taken in good faith by it in accordance with the advice of counsel, accountants, or experts.

     13.5  LIMITATION OF AGENT'S LIABILITY.

           (a) EXCULPATION. Neither Agent nor any of its representatives will be liable for any action taken or omitted to be taken by it or them under the Loan Documents in good faith and believed by it or them to be within the discretion or power conferred upon it or them by the Loan Documents or be responsible for the consequences of any error of judgment (except for fraud, gross negligence, or willful misconduct), and neither Agent nor any of its representatives has a fiduciary relationship with any Lender by virtue of the Loan Documents (but nothing in this agreement negates the obligation of Agent to account for funds received by it for the account of any Lender).

           (b) INDEMNITY. Unless indemnified to its satisfaction against loss, cost, liability, and expense, Agent may not be compelled to do any act under the Loan Documents or to take any action toward the execution or enforcement of the powers thereby created or to prosecute or defend any suit in respect of the Loan Documents. If Agent requests instructions from Lenders, or Determining Lenders, as the case may be, with respect to any act or action in connection with any Loan Document, Agent is entitled to refrain (without incurring any liability to any Person by so refraining) from that act or action unless and until it has received instructions. In no event, however, may Agent or any of its Representatives be required to take any action that it or they determine could incur for it or them criminal or onerous civil liability. Without limiting the generality of the foregoing, no Lender has any right of action against Agent as a result of Agent's acting or refraining from acting under this agreement in accordance with instructions of Determining Lenders.

           (c) RELIANCE. Agent is not responsible to any Lender or any Participant for, and each Lender represents and warrants that it has not relied upon Agent in respect of, (i) the creditworthiness of any Company and the risks involved to that Lender, (ii) the effectiveness, enforceability, genuineness, validity, or the due execution of any Loan Document (EXCEPT by Agent), (iii) any representation, warranty, document, certificate, report, or statement made therein (EXCEPT by Agent) or furnished thereunder or in connection therewith, (iv) the adequacy of any collateral now or hereafter securing the Obligations or the existence, priority, or perfection of any Lien now or hereafter granted or purported to be granted on the collateral under any Loan Document, or (v) observation of or compliance with any of the terms, covenants, or conditions of any Loan Document on the part of any Company. EACH LENDER AGREES TO INDEMNIFY AGENT AND ITS REPRESENTATIVES AND HOLD THEM HARMLESS FROM AND AGAINST (BUT LIMITED TO SUCH LENDER'S COMMITMENT PERCENTAGE OF) ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, REASONABLE EXPENSES, AND REASONABLE DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER THAT MAY BE IMPOSED ON, ASSERTED AGAINST, OR INCURRED BY THEM IN ANY WAY RELATING TO OR ARISING OUT OF THE

     LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED BY THEM UNDER THE LOAN DOCUMENTS IF AGENT AND ITS REPRESENTATIVES ARE NOT REIMBURSED FOR SUCH AMOUNTS BY ANY COMPANY. ALTHOUGH AGENT AND ITS REPRESENTATIVES HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN ORDINARY NEGLIGENCE, AGENT AND ITS REPRESENTATIVES DO NOT HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN FRAUD, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT.

     13.6 DEFAULT. While a Default exists, Lenders agree to promptly confer in order that Determining Lenders or Lenders, as the case may be, may agree upon a course of action for the enforcement of the Rights of Lenders. Agent is entitled to refrain from taking any action (without incurring any liability to any Person for so refraining) unless and until it has received instructions from Determining Lenders. In actions with respect to any Company's property, Agent is acting for the ratable benefit of each Lender.

     13.7  COLLATERAL MATTERS.

           (a) Each Lender authorizes and directs Agent to enter into the Loan Documents for the Lender Liens and agrees that any action taken by Agent concerning any Collateral (with the consent or at the request of Determining Lenders) in accordance with any Loan Document, that Agent's exercise (with the consent or at the request of Determining Lenders) of powers concerning the Collateral in any Loan Document, and that all other reasonably incidental powers are authorized and binding upon all Lenders.

           (b) Agent is authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, from time to time before a Default or Potential Default, to take any action with respect to any Collateral or Loan Documents related to Collateral that may be necessary to perfect and maintain perfected the Lender Liens upon the Collateral.

           (c) Except to use the same standard of care that it ordinarily uses for collateral for its sole benefit, Agent has no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by any Company or is cared for, protected, or insured or has been encumbered or that the Lender Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority.

           (d) Agent shall exercise the same care and prudent judgment with respect to the Collateral and the Loan Documents as it normally and customarily exercises in respect of similar collateral and security documents.

           (e) Lenders irrevocably authorize Agent, at its option and in its discretion, to release any Lender Lien upon any Collateral (i) upon full payment of the Obligations, (ii) constituting property being disposed of as permitted under any Loan Document, (iii) constituting property in which no Company owned any interest at the time the Lender Lien was granted or at any time after that, (iv) constituting property leased to any Company under a lease that has expired or been terminated in a transaction permitted under the Loan Documents or is about to expire and that has not been, and is not intended by that Company to be, renewed, (v) consisting of an instrument evidencing Debt pledged to Agent (for the benefit of Lenders), if the underlying Debt has been paid in full, or (vi) if approved, authorized, or ratified in writing by Lenders. Upon request by

     Agent at any time, Lenders shall confirm in writing Agent's authority to release particular types or items of Collateral under this CLAUSE
     (e).

     13.8 LIMITATION OF LIABILITY. No Lender or any Participant will incur any liability to any other Lender or Participant except for acts or omissions in bad faith, and neither Agent nor any Lender or Participant will incur any liability to any other Person for any act or omission of any other Lender or any Participant.

     13.9 RELATIONSHIP OF LENDERS. The Loan Documents do not create a partnership or joint venture among Agent and Lenders or among Lenders.

     13.10 BENEFITS OF AGREEMENT. None of the provisions of this section inure to the benefit of any Company or any other Person EXCEPT Agent and Lenders; consequently, no Company or any other Person is entitled to rely upon, or to raise as a defense, in any manner whatsoever, the failure of Agent or any Lender to comply with these provisions.

SECTION 14 MISCELLANEOUS.

     14.1 NONBUSINESS DAYS. Any payment or action that is due under any Loan Document on a non-Business Day may be delayed until the next-succeeding Business Day (but interest shall continue to accrue on any applicable payment until payment is in fact made) unless the payment concerns a CD-Rate Borrowing or a LIBOR-Rate Borrowing, in which case if the next-succeeding Business Day is in the next calendar month, then such payment shall be made on the next-preceding Business Day.

     14.2 COMMUNICATIONS. Unless otherwise specifically provided, whenever any Loan Document requires or permits any consent, approval, notice, request, or demand from one party to another, communication must be in writing (which may be by telex or telecopy) to be effective and shall be deemed to have been given
(a) if by telex, when transmitted to the appropriate telex number and the appropriate answer back is received, (b) if by telecopy, when transmitted to the appropriate telecopy number (and all communications sent by telecopy must be confirmed promptly thereafter by telephone; but any requirement in this parenthetical shall not affect the date when the telecopy shall be deemed to have been delivered), (c) if by mail, on the third Business Day after it is enclosed in an envelope and properly addressed, stamped, sealed, and deposited in the appropriate official postal service, or (d) if by any other means, when actually delivered. Until changed by notice pursuant to this agreement, the address (and telecopy number) for each party to a Loan Document is set forth on
SCHEDULE 1.1(a).

     14.3 FORM AND NUMBER OF DOCUMENTS. The form, substance, and number of counterparts of each writing to be furnished under this agreement must be satisfactory to Agent and its counsel.

     14.4 EXCEPTIONS TO COVENANTS. No Company may take or fail to take any action that is permitted as an exception to any of the covenants contained in any Loan Document if that action or omission would result in the breach of any other covenant contained in any Loan Document.

     14.5 SURVIVAL. All covenants, agreements, undertakings, representations, and warranties made in any of the Loan Documents survive all closings under the Loan Documents and, except as otherwise indicated, are not affected by any investigation made by any party.

     14.6 GOVERNING LAW. Unless otherwise stated in any Loan Document, the laws of the State of Texas and of the United States of America govern the Rights and duties of the parties to the Loan Documents and the validity, construction, enforcement, and interpretation of the Loan Documents.

     14.7 INVALID PROVISIONS. Any provision in any Loan Document held to be illegal, invalid, or unenforceable is fully severable; the appropriate Loan Document shall be construed and enforced as if that provision had never been included; and the remaining provisions shall remain in full force and effect and shall not be affected by the severed provision. Agent, Lenders, and each Company party to the affected Loan Document agree to negotiate, in good faith, the terms of a replacement provision as similar to the severed provision as may be possible and be legal, valid, and enforceable.

     14.8  AMENDMENTS, CONSENTS, CONFLICTS, AND WAIVERS.

           (a) DETERMINING LENDERS.  Unless otherwise specifically provided
     (i) the provisions of this agreement may be amended, modified, or waived, only by an instrument in writing executed by Borrower, Agent, and Determining Lenders and supplemented only by documents delivered or to be delivered in accordance with the express terms of this agreement, and
     (ii) the other Loan Documents may only be the subject of an amendment, modification, or waiver that has been approved by Determining Lenders and Borrower.

           (b) ALL LENDERS. Any amendment to or consent or waiver under this agreement or any Loan Document that purports to accomplish any of the following must be by an instrument in writing executed by Borrower and Agent and executed (or approved, as the case may be) by each Lender:
     (i) Extends the due date or decreases the amount of any scheduled payment or amortization of the Obligations beyond the date specified in the Loan Documents; (ii) decreases any rate or amount of interest, fees, or other sums payable to Agent or Lenders under this agreement (except such reductions as are contemplated by this agreement); (iii) changes the definition of "APPLICABLE MARGIN," "APPLICABLE PERCENTAGE," "COMMITMENT," "COMMITMENT PERCENTAGE," "DETERMINING LENDERS," "PRO RATA PART," and (except as provided in SECTION 2.7) "TERMINATION DATE"; (iv) increases any one or more Lenders' Commitment; (v) waives compliance with, amends, or fully or partially releases -- EXCEPT as expressly provided by the Loan Documents or for when a Company merges into another Person or dissolves when specifically permitted in the Loan Documents -- any Guaranty or Collateral; or (vi) changes this CLAUSE (b) or any other matter specifically requiring the consent of all Lenders under this agreement.

           (c) AGENCY FEES. Any amendment or consent or waiver with respect to fees payable solely to Agent under a separate letter agreement must be executed in writing only by Agent and Borrower.

           (d) CONFLICTS. Any conflict or ambiguity between the terms and provisions of this agreement and terms and provisions in any other Loan Document is controlled by the terms and provisions of this agreement.

           (e) WAIVERS. No course of dealing or any failure or delay by Agent, any Lender, or any of their respective Representatives with respect to exercising any Right of Agent or any Lender under this agreement operates as a waiver thereof. A waiver must be in writing and signed by Agent and Lenders (or Determining Lenders, if permitted under this agreement) to be effective, and a waiver will be effective only in the specific instance and for the specific purpose for which it is given.

     14.9 MULTIPLE COUNTERPARTS. Any Loan Document may be executed in a number of identical counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument.

     14.10 PARTIES.

           (a) PARTIES BOUND. Each Loan Document binds and inures to the parties to it, any intended beneficiary of it, and each of their respective successors and permitted assigns. No Company may assign or transfer any Rights or obligations under any Loan Document without first obtaining all Lenders' consent, and any purported assignment or transfer without Lenders' consent is void. No Lender may transfer, pledge, assign, sell any participation in, or otherwise encumber its portion of the Obligations EXCEPT as permitted by CLAUSES (b) or (c) below.

           (b) PARTICIPATIONS. Any Lender may (subject to the provisions of this section, in accordance with applicable Law, in the ordinary course of its business, and at any time) sell to one or more Persons (each a "PARTICIPANT") participating interests in its portion of the Obligations. The selling Lender remains a "LENDER" under the Loan Documents, the Participant does not become a "LENDER" under the Loan Documents, and the selling Lender's obligations under the Loan Documents remain unchanged.
     The selling Lender remains solely responsible for the performance of its obligations and remains the holder of its share of the Principal Debt for all purposes under the Loan Documents. Borrower and Agent shall continue to deal solely and directly with the selling Lender in connection with that Lender's Rights and obligations under the Loan Documents, and each Lender must retain the sole right and responsibility to enforce due obligations of the Companies. Participants have no Rights under the Loan Documents EXCEPT certain voting Rights as provided below. Subject to the following, each Lender may obtain (on behalf of its Participants) the benefits of SECTION 3 with respect to all participations in its part of the Obligations outstanding from time to time so long as Borrower is not obligated to pay any amount in excess of the amount that would be due to that Lender under
     SECTION 3 calculated as though no participations have been made. No Lender may sell any participating interest under which the Participant has any Rights to approve any amendment, modification, or waiver of any Loan Document EXCEPT as to matters in SECTION 14.8(b).

           (c) ASSIGNMENTS. Each Lender may make assignments to the Federal Reserve Bank. Each Lender may also assign to one or more assignees (each an "ASSIGNEE") all or any part of its Rights and obligations under the Loan Documents SO LONG AS (i) the assignor Lender and Assignee execute and deliver to Agent and Borrower for their consent and acceptance (that may not be unreasonably withheld) an assignment and assumption agreement in substantially the form of EXHIBIT F (an "ASSIGNMENT AND ASSUMPTION AGREEMENT") and pay to Agent a processing fee of $2,500, (ii) the assignment is for an identical percentage of the assignor Lender's Rights and obligations, and (iii) the conditions (including, without limitation, minimum amounts of Commitment that may be assigned or that must be retained) for that assignment set forth in the applicable Assignment and Assumption Agreement are satisfied. The EFFECTIVE DATE in each Assignment and Assumption Agreement must (unless a shorter period is agreeable to Borrower and Agent) be at least five Business Days after it is executed and delivered by the assignor Lender and the Assignee to Agent and Borrower for acceptance. Once that Assignment and Assumption Agreement is accepted by Agent and Borrower, then, from and after the EFFECTIVE DATE stated in it (i) the Assignee automatically becomes a party to this agreement and, to the extent provided in that Assignment and Assumption Agreement, has the Rights and obligations of a Lender under the Loan Documents, (ii) the assignor Lender, to the extent provided in that Assignment and Assumption
     Agreement, is released from its obligations to fund Borrowings under this agreement and its reimbursement obligations under this agreement and, in the case of an Assignment and Assumption Agreement covering all of the remaining portion of the assignor Lender's Rights and obligations under the Loan Documents, that Lender ceases to be a party to the Loan Documents, (iii) Borrower shall execute and deliver to the assignor Lender and the Assignee the appropriate Notes in accordance with this agreement following the transfer, (iv) upon delivery of the Notes under CLAUSE (iii) preceding, the assignor Lender shall return to Borrower all Notes previously delivered to that Lender under this agreement, and (v) SCHEDULE 1.1(a) is automatically deemed to be amended to reflect the name, address, telecopy number, and Commitment of the Assignee and the remaining Commitment (if any) of the assignor Lender, and Agent shall prepare and circulate to Borrower and Lenders an amended SCHEDULE 1.1(a) reflecting those changes.

     14.11 CONFIDENTIALITY. With respect to any non-public information or material furnished to Agent, Lenders, or their Representatives by any Company about its financial condition or business prospects that is clearly marked confidential when furnished but that is not otherwise available, disclosed, or furnished to Agent, any Lender, or any of their Representatives (the "SUBJECT INFORMATION"), Agent, Lender, and their Representatives (a) may use the subject information in any way any of them may deem appropriate in connection with the transactions contemplated in the Loan Documents, (b) may disclose or furnish the subject information to Agent, any Lender, any prospective or actual Participant or Assignee, any Tribunal, or the Representatives of any of the foregoing or in response to interrogatories, depositions, requests for information or documents, subpoenas, civil investigation demands, or similar process under applicable Law,
(c) may disclose or furnish the subject information to any one or more Persons without restriction while a Default or Potential Default exists or any time in connection with the exercise of Agent's any Lender's, or any of their Representatives' Rights under the Loan Documents, but (d) may not otherwise disclose or distribute the subject information.

     14.12 ENTIRETY.

           (a) Until the Closing Date and payment in full of all amounts owing under the Credit Agreement (as renewed, extended, or amended) dated as of December 1, 1994, between Borrower, certain lenders, and Agent (in its capacity as agent for those lenders), that Credit Agreement may remain in full force and effect and is not terminated, canceled, or nullified by this agreement.

           (b) OTHERWISE, THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN BORROWER, LENDERS, AND AGENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                      [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.]

     EXECUTED as of the date first stated above.


4111 Mint Way                           PILLOWTEX CORPORATION, as
Dallas, TX 75237                        BORROWER
Attn:  Mr. Jeffrey D. Cordes
       Executive Vice President
Telecopy:  (214) 339-8565               By   /s/ JEFFREY D. CORDES
                                             -------------------------------
                                             Jeffrey D. Cordes,
                                             Executive Vice President
                                             and Chief Financial
                                             Officer



                                        NATIONSBANK OF TEXAS, N.A.,
                                        as AGENT and a LENDER



                                        By   /s/ SHARON M. ELLIS
                                             -------------------------------
                                             Sharon M. Ellis, Vice President



BANK OF AMERICA ILLINOIS, as a          COMERICA BANK - TEXAS, as a LENDER
LENDER

By   /s/ CLAIRE LIU                     By   /s/ CHRISTOPHER JONES
     -------------------------------         -------------------------------
     Claire Liu, Vice President              Christopher Jones, SVP



WELLS FARGO BANK (TEXAS), N.A., as      THE BANK OF TOKYO-MITSUBISHI,
a LENDER                                LTD., HOUSTON AGENCY, as a LENDER

By   /s/ MARY JO HOCH                   By   /s/ JOHN M. MEARNS
     -------------------------------         -------------------------------
      Mary Jo Hoch, Vice President           J. Mearns, VP & Manager




                SIGNATURE PAGE 1 OF 2 TO RESTATED CREDIT AGREEMENT

BANK ONE, TEXAS, N.A., as a             THE BANK OF NOVA SCOTIA, as a
LENDER                                  LENDER


By   /s/ SCOTT RHEA                     By   /s/ A.S. NORSWORTHY
     -------------------------------         -------------------------------
     Scott Rhea, Assistant                   A.S. Norsworthy, Sr.
     Vice President                          Team Leader-Loan
                                             Operations


NBD BANK, as a LENDER                   FIRST AMERICAN NATIONAL BANK, as
                                        a LENDER


By   /s/ WILLIAM J. MCCAFFREY           By   /s/ COREY NAPIER
     -------------------------------         -------------------------------
     William J. McCaffrey,                   Corey Napier, Vice President
     Vice President


CREDIT LYONNAIS NEW YORK
BRANCH, as a LENDER


By   /s/ JACQUES-YVES MULLIEZ
     -------------------------------
     Jacques-Yves Mulliez,
     Senior Vice President














                SIGNATURE PAGE 2 OF 2 TO RESTATED CREDIT AGREEMENT

                                   EXHIBIT A-1

                                 SWING-LINE NOTE


$5,000,000                        Dallas, Texas                November 12, 1996


     FOR VALUE RECEIVED, the undersigned, PILLOWTEX CORPORATION, a Texas corporation (the "COMPANY"), hereby promises to pay to the order of NATIONSBANK OF TEXAS, N.A. ("NATIONSBANK"), on or before the Termination Date, the principal sum of $5,000,000, or so much thereof as may be advanced and outstanding under this note, TOGETHER WITH interest.

     This note has been executed and delivered under, and is subject to the terms of, the Restated Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of November 12, 1996, between the Company, certain Lenders, and NationsBank, as Agent, and is the "SWING-LINE NOTE" referred to therein. All of the terms defined in the Credit Agreement have the same meaning when used in this note.

     This note incorporates by reference the principal and interest payment terms in the Credit Agreement for this note including, without limitation, the final maturity indicated as the Termination Date and all other provisions in the Credit Agreement applicable to this note -- such as provisions regarding the obligations of the holder of this note to advance funds under this note, applicable interest rates before and after a Default, voluntary and mandatory prepayments, acceleration of maturity, exercise of rights and remedies, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by the Company and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note.

                              PILLOWTEX CORPORATION, as the COMPANY


                              By
                                   --------------------------------------------
                                   Jeffrey D. Cordes, Executive Vice
                                   President and Chief Financial Officer







                                                                     EXHIBIT A-1

                                   EXHIBIT A-2

                                 REVOLVING NOTE


$___________                      Dallas, Texas            _______________, 1996

     FOR VALUE RECEIVED, PILLOWTEX CORPORATION, a Texas corporation ("MAKER"), promises to pay to the order of __________________________ ("PAYEE"), that portion of the principal amount of $___________ that may from time to time be disbursed and outstanding under this note, TOGETHER WITH interest.

     This note is a "REVOLVING NOTE" under the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of November __, 1996, between Maker as BORROWER, Payee, certain other "LENDERS," and NationsBank of Texas, N.A., as "AGENT" for Lenders. All of the terms defined in the Credit Agreement have the same meanings when used -- unless otherwise defined -- in this note.

     This note incorporates by reference the principal and interest payment terms in the Credit Agreement for this note, including, without limitation, the final maturity date for this note, which is the Termination Date. Principal and interest are payable to the holder of this note through Agent at its offices at 901 Main Street, Dallas, Texas 75202, or at any other address of which Agent may notify Maker in writing.

     This note also incorporates by reference all other provisions in the Credit Agreement applicable to this note -- such as provisions for disbursement of principal, applicable-interest rates before and after Default, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorney's fees, courts costs, and other costs of collection, certain waivers by Maker and other obligors, assurances and security, choice of Texas and United States federal Law, usury savings, and other matters applicable to Loan Documents under the Credit Agreement.

                              PILLOWTEX CORPORATION, as MAKER


                              By
                                   --------------------------------------------
                                   Jeffrey D. Cordes, Executive Vice
                                   President and Chief Financial Officer










                                                                     EXHIBIT A-2

                                    EXHIBIT B

                                RESTATED GUARANTY


     THIS GUARANTY is executed as of _____________________________, 1996, by:

     - BEACON MANUFACTURING COMPANY, a North Carolina corporation; MANETTA HOME FASHIONS, INC., a North Carolina corporation; TENNESSEE WOOLEN MILLS, INC., a Tennessee corporation; PILLOWTEX, INC., a Delaware corporation; PTEX HOLDING COMPANY, a Delaware corporation; and PILLOWTEX MANAGEMENT SERVICES COMPANY, a Delaware business trust ("GUARANTORS"); for the benefit of

     - NATIONSBANK OF TEXAS, N.A., a national banking association (in its capacity as Agent for the Lenders now or in the future party to the Credit Agreement described below, "AGENT").

     PILLOWTEX CORPORATION, a Texas corporation ("BORROWER"), Agent, and certain Lenders entered into the Credit Agreement (as renewed, extended, amended, or restated, the "EXISTING CREDIT AGREEMENT") and other Loan Documents dated as of December 1, 1994.

     In connection with the Existing Credit Agreement, Guarantors, Agent, and certain Lenders entered into the Guaranty dated as of December 1, 1994 ("EXISTING GUARANTY").

     Borrower, Agent, and certain Lenders have entered into the Restated Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") and other Loan Documents dated as of the date first written above.

     As a continuing inducement to Lender to extend credit to Debtor under the Credit Agreement -- and as a condition precedent to that credit -- Guarantors are executing and delivering this agreement to extend, renew, and entirely amend and restate the Existing Guaranty.

     ACCORDINGLY, for adequate and sufficient consideration, each Guarantor jointly and severally guarantees to Agent and Lenders the prompt payment of the Guaranteed Debt (defined below) at -- and at all times after -- its maturity (by acceleration or otherwise) as follows:

     1. DEFINITIONS. Terms defined in the Credit Agreement have the same meanings when used -- unless otherwise defined -- in this guaranty. As used in this guaranty:

     AGENT is defined in the preamble to this guaranty and includes its successor appointed under SECTION 13 of the Credit Agreement and acting as AGENT for Lenders under the Loan Documents.

     BORROWER is defined in the recitals to this guaranty and includes, without limitation, Borrower, Borrower as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for Borrower or for all or substantially all of Borrower's assets under any Debtor Relief Law.

     CREDIT AGREEMENT is defined in the recitals to this guaranty.

     GUARANTEED DEBT means the Obligations, as defined in the Credit Agreement, and all present and future costs, attorneys' fees, and expenses reasonably incurred by Agent or any Lender to enforce Borrower's, any Guarantor's,


                                                                       EXHIBIT B
or any other obligor's payment of any of the Obligations, including, without limitation (to the extent lawful), all present and future amounts that would become due but for the operation of Sections 502 or 506 or any other provision of TITLE 11 of the UNITED STATES CODE and all present and future accrued and unpaid interest (including, without limitation, all post-petition interest if Borrower or any Subsidiary voluntarily or involuntarily becomes subject to any Debtor Relief Law).

     GUARANTORS is defined in the preamble to this guaranty.

     SUBORDINATED DEBT means all present and future obligations of Borrower to any Guarantor, whether those obligations are (a) direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, (b) due or to become due to any Guarantor, (c) held by or are to be held by any Guarantor, (d) created directly or acquired by assignment or otherwise, or (e) evidenced in writing.

     2. GUARANTY. This is an absolute, irrevocable, and continuing guaranty, and the circumstance that at any time or from time to time the Guaranteed Debt may be paid in full does not affect the obligation of any Guarantor with respect to the Guaranteed Debt incurred after that. This guaranty remains in effect until the Guaranteed Debt is fully paid and performed and all commitments to extend any credit under the Credit Agreement have terminated. No Guarantor may rescind or revoke its obligations with respect to the Guaranteed Debt. Notwithstanding any contrary provision in this guaranty, however, each Guarantor's maximum liability under this guaranty is limited, to the extent, if any, required so that its liability is not subject to avoidance under any Debtor Relief Law.

     3. CONSIDERATION. Each Guarantor represents and warrants that (a) the value of the consideration received and to be received by it is reasonably worth at least as much as its liability under this guaranty and (b) such liability may reasonably be expected to directly or indirectly benefit it.

     4. CUMULATIVE RIGHTS. If any Guarantor becomes liable for any indebtedness owing by Borrower to Agent or any Lender, OTHER THAN under this guaranty, that liability may not be in any manner impaired or affected by this guaranty. The Rights of Agent or Lenders under this guaranty are cumulative of any and all other Rights that Agent or Lenders may ever have against each Guarantor. The exercise by Agent or Lenders of any Right under this guaranty or otherwise does not preclude the concurrent or subsequent exercise of any other Right.

     5. PAYMENT UPON DEMAND. If a Default exists, each Guarantor shall -- on demand and without further notice of dishonor and without any notice having been given to any Guarantor previous to that demand of either the acceptance by Agent or Lenders of this guaranty or the creation or incurrence of any Guaranteed
Debt -- pay the amount of the Guaranteed Debt then due and payable to Agent and Lenders. It is not necessary for Agent or Lenders, in order to enforce that payment by any Guarantor, first or contemporaneously to institute suit or exhaust remedies against Borrower or others liable on any Guaranteed Debt or to enforce Rights against any collateral securing any Guaranteed Debt.

     6. SUBORDINATION. The Subordinated Debt is expressly subordinated to the full and final payment of the Guaranteed Debt. Each Guarantor agrees not to accept any payment of any Subordinated Debt from Borrower if a Default exists. If any Guarantor receives any payment of any Subordinated Debt in violation of the foregoing, that Guarantor shall hold that payment in trust for Agent and Lenders and promptly turn it over to Agent, in the form received (with any necessary endorsements), to be applied to the Guaranteed Debt.

     7. SUBROGATION AND CONTRIBUTION. Until no Lender is obligated to lend or issue LCs under the Credit Agreement and the Guaranteed Debt has been fully paid and performed (a) no Guarantor may assert, enforce, or otherwise exercise any Right of subrogation to any of the Rights or Liens of Agent or Lenders or any other beneficiary against Borrower or any other obligor on the Guaranteed Debt or any collateral or other security or any Right of


                                       2                               EXHIBIT B
recourse, reimbursement, subrogation, contribution, indemnification, or similar Right against Borrower or any other obligor on any Guaranteed
Debt or any guarantor of it, (b) each Guarantor defers all of the foregoing Rights (whether they arise in equity, under contract, by statute, under common Law, or otherwise), and (c) each Guarantor defers the benefit of, and any Right to participate in, any collateral or other security given to Agent or Lenders or any other beneficiary to secure payment of any Guaranteed Debt.

     8. NO RELEASE. No Guarantor's obligations under this guaranty may be released, diminished, or affected by the occurrence of any one or more of the following events: (a) Any taking or accepting of any other security or assurance for any Guaranteed Debt; (b) any release, surrender, exchange, subordination, impairment, or loss of any collateral securing any Guaranteed Debt; (c) any full or partial release of the liability of any other obligor on the Obligations; (d) the modification of, or waiver of compliance with, any terms of any other Loan Document; (e) the insolvency, bankruptcy, or lack of corporate or partnership power of any other obligor at any time liable for any Guaranteed Debt, whether now existing or occurring in the future; (f) any renewal, extension, or rearrangement of any Guaranteed Debt or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Agent or any Lender to any other obligor on the Obligations; (g) any neglect, delay, omission, failure, or refusal of Agent or any Lender to take or prosecute any action in connection with the Guaranteed Debt; (h) any failure of Agent or any Lender to notify any Guarantor of any renewal, extension, or assignment of any Guaranteed Debt, or the release of any security or of any other action taken or refrained from being taken by Agent or any Lender against Borrower or any new agreement between Agent, any Lender, and Borrower, it being understood that neither Agent nor any Lender is required to give any Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with any Guaranteed Debt, OTHER THAN any notice required to be given to Guarantors by Law or elsewhere in this guaranty; (i) the unenforceability of any Guaranteed Debt against any other obligor because it exceeds the amount permitted by Law, the act of creating it is ULTRA VIRES, the officers creating it exceeded their authority or violated their fiduciary duties in connection with it, or otherwise; or (j) any payment of the Obligations to Agent or Lenders is held to constitute a preference under any Debtor Relief Law or for any other reason Agent or any Lender is required to refund that payment or make payment to someone else (and in each such instance this guaranty will be reinstated in an amount equal to that payment).

     9. WAIVERS. To the maximum extent lawful, each Guarantor waives all Rights by which it might be entitled to require suit on an accrued Right of action in respect of any Guaranteed Debt or require suit against Borrower or others, whether arising under Section 34.02 of the TEXAS BUSINESS AND COMMERCE CODE, as amended (regarding its Right to require Agent or Lenders to sue Borrower on accrued Right of action following its written notice to Agent or Lenders), Section 17.001 of the TEXAS CIVIL PRACTICE AND REMEDIES CODE, as amended (allowing suit against it without suit against Borrower, but precluding entry of judgment against it before entry of judgment against Borrower), RULE 31 of the TEXAS RULES OF CIVIL PROCEDURE, as amended (requiring Agent or Lenders to join Borrower in any suit against it unless judgment has been previously entered against Borrower), or otherwise.

     10.  CREDIT AGREEMENT PROVISIONS.  Each Guarantor acknowledges that certain
(a) representations and warranties in the Credit Agreement are applicable to it and confirms that each such representation and warranty is true and correct, and
(b) covenants and other provisions in the Credit Agreement are applicable to it or are imposed upon it and agrees to promptly and properly comply with or be bound by each of them.

     11. RELIANCE AND DUTY TO REMAIN INFORMED. Each Guarantor confirms that it has executed and delivered this guaranty after reviewing the terms and conditions of the Loan Documents and such other information as it has deemed appropriate in order to make its own credit analysis and decision to execute and deliver this guaranty. Each Guarantor confirms that it has made its own independent investigation with respect to Borrower's creditworthiness and is not executing and delivering this guaranty in reliance on any representation or warranty by Agent or any Lender as to that creditworthiness. Each Guarantor expressly assumes all responsibilities to remain


                                       3                               EXHIBIT B
informed of the financial condition of Borrower and any circumstances affecting Borrower's ability to perform under the Loan Documents to which it is a party or any collateral securing any Guaranteed Debt.

     12. NO REDUCTION. The Guaranteed Debt may not be reduced, discharged, or released because or by reason of any existing or future offset, claim, or defense (except for the defense of complete and final payment of the Guaranteed
Debt) of Borrower or any other obligor against Agent or Lenders or against payment of the Guaranteed Debt, whether that offset, claim, or defense arises in connection with the Guaranteed Debt or otherwise. Those claims and defenses include, without limitation, failure of consideration, breach of warranty, fraud, bankruptcy, incapacity/infancy, statute of limitations, lender liability, accord and satisfaction, usury, forged signatures, mistake, impossibility, frustration of purpose, and unconscionability.

     13. VENUE AND SERVICE OF PROCESS. EACH GUARANTOR (A) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY TEXAS STATE OR FEDERAL COURT,
(B) IRREVOCABLY WAIVES -- TO THE FULLEST EXTENT PERMITTED BY LAW -- ANY OBJECTION THAT IT MAY NOW OR IN THE FUTURE HAVE TO THE LAYING OF VENUE OF ANY LITIGATION BROUGHT IN CONNECTION WITH ANY LOAN DOCUMENT OR THE GUARANTEED DEBT BROUGHT IN DISTRICT COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION,
(C) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY OF THOSE COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THOSE COURTS IN ANY LITIGATION BY THE MAILING OF COPIES OF THAT LEGAL PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, BY HAND-DELIVERY, OR BY DELIVERY BY A NATIONALLY RECOGNIZED COURIER SERVICE, AND SERVICE IS DEEMED COMPLETE UPON DELIVERY OF THE LEGAL PROCESS AT ITS ADDRESS AS PROVIDED IN THIS GUARANTY, AND (E) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY TO ANY LOAN DOCUMENT ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE GUARANTEED DEBT MAY BE BROUGHT IN ONE OF THOSE COURTS. The scope of each of these waivers is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction -- including, without limitation, contract claims, tort claims, breach of duty claims, and all other common Law and statutory claims. These waivers are a material inducement to the agreement by Agent and each Lender to enter into the Loan Documents, and they have each relied -- and may continue to rely -- on these waivers in its dealings with Guarantors. Each Guarantor represents and warrants that it has reviewed these waivers with its legal counsel, and that it knowingly and voluntarily agrees to each waiver following consultation with legal counsel. These waivers are irrevocable, may not be modified either orally or in writing, and apply to any renewals, extensions, amendments, and replacements of any Loan Document.

     14. LOAN DOCUMENT. This guaranty is a Loan Document and is subject to the applicable provisions of SECTIONS 1 and 14 of the Credit Agreement, all of which are incorporated into this guaranty by reference the same as if set forth in this guaranty verbatim.

     15. COMMUNICATIONS. Solely for purposes of SECTION 14.2 of the Credit Agreement, communications to each Guarantor may be sent in care of Borrower at Borrower's address and telecopy number.

     16. AMENDMENTS, ETC. No amendment, waiver, or discharge to or under this guaranty is valid unless it is in writing and is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of SECTION 14.8 of the Credit Agreement.

     17. ENTIRETY. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH ANY GUARANTOR IS A PARTY REPRESENT THE FINAL AGREEMENT BETWEEN THAT GUARANTOR, AGENT, AND LENDERS WITH RESPECT TO THE SUBJECT MATTER OF THIS GUARANTY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF


                                       4                               EXHIBIT B

PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     18. AGENT AND LENDERS. Agent is the agent for each Lender under the Credit Agreement. All Rights granted to Agent under or in connection with this guaranty are for each Lender's ratable benefit. Agent may, without the joinder of any Lender, exercise any Rights in Agent's or Lenders' favor under or in connection with this guaranty. Agent's and each Lender's Rights and obligations VIS-A-VIS each other may be subject to one or more separate agreements between those parties. However, no Guarantor is required to inquire about any such agreement or is subject to any terms of it unless that Guarantor specifically joins it. Therefore, neither any Guarantor nor its successors or assigns is entitled to any benefits or provisions of any such separate agreement or is entitled to rely upon or raise as a defense any party's failure or refusal to comply with the provisions of it.

     19. PARTIES. This guaranty benefits Agent, Lenders, and their respective successors and assigns and binds each Guarantor and its successors and assigns. Upon appointment of any successor Agent under the Credit Agreement, all of the Rights of Agent under this guaranty automatically vests in that new Agent as successor Agent on behalf of Lenders without any further act, deed, conveyance, or other formality OTHER THAN that appointment. The Rights of Agent and Lenders under this guaranty may be transferred with any assignment of the Guaranteed Debt. The Credit Agreement contains provisions governing assignments of the Guaranteed Debt and of Rights and obligations under this guaranty.

                        [REMAINDER OF PAGE INTENTIONALLY BLANK.
                               SIGNATURE PAGES TO FOLLOW.]


                                       5                               EXHIBIT B

     EXECUTED as of the date first stated above.

PILLOWTEX, INC. and                     BEACON MANUFACTURING COMPANY,
PTEX HOLDING COMPANY                    MANETTA HOME FASHIONS, INC.,
                                        TENNESSEE WOOLEN MILLS, INC.,
                                        and PILLOWTEX MANAGEMENT SERVICES
                                        COMPANY


By                                      By
     -----------------------------           ----------------------------------
     Norman J. Shuman, Secretary             Jeffrey D. Cordes, Executive Vice
                                             President of each Guarantor


     Agent executes this guaranty in acknowledgment of PARAGRAPH 17 above.


                                        NATIONSBANK OF TEXAS, N.A.,as AGENT


                                        By
                                             ----------------------------------
                                             Sharon M. Ellis, Vice President
















                          SIGNATURE PAGE TO RESTATED GUARANTY

                                   EXHIBIT C-1

                           RESTATED SECURITY AGREEMENT

     THIS AGREEMENT is executed as of ___________________________, 1996, by:

     -    PILLOWTEX CORPORATION, a Texas corporation ("BORROWER/DEBTOR");

     - BEACON MANUFACTURING COMPANY, a North Carolina corporation; MANETTA HOME FASHIONS, INC., a North Carolina corporation; TENNESSEE WOOLEN MILLS, INC., a Tennessee corporation; PILLOWTEX, INC., a Delaware corporation; PTEX HOLDING COMPANY, a Delaware corporation; and PILLOWTEX MANAGEMENT SERVICES COMPANY, a Delaware business trust ("SUBSIDIARY/DEBTORS"); and

     - NATIONSBANK OF TEXAS, N.A., a national banking association (in its capacity as Agent for the Lenders now or in the future party to the Credit Agreement described below "SECURED PARTY").

     PILLOWTEX CORPORATION, a Texas corporation ("BORROWER"), Agent, and certain Lenders entered into the Credit Agreement (as renewed, extended, amended, or restated, the "EXISTING CREDIT AGREEMENT") and other Loan Documents dated as of December 1, 1994.

     In connection with the Existing Credit Agreement, Subsidiary/Debtors, Agent, and certain Lenders entered into the Security Agreement dated as of December 1, 1994 ("EXISTING SECURITY AGREEMENT").

     Borrower, Agent, and certain Lenders have entered into the Restated Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") and other Loan Documents dated as of the date first written above.

     As a continuing inducement to Lender to extend credit to Debtor under the Credit Agreement -- and as a condition precedent to that credit -- Subsidiary/Debtors are executing and delivering this agreement to extend, renew, and entirely amend and restate the Existing Security Agreement.

     ACCORDINGLY, for adequate and sufficient consideration, Borrower/Debtor, and each Subsidiary/Debtor jointly and severally agree with Secured Party for the benefit of Lenders as follows:

     1. DEFINITIONS. Terms defined in the Credit Agreement or the UCC have the same meanings when used -- unless otherwise defined -- in this agreement. If the definition given a term in the Credit Agreement conflicts with the definition given that term in the UCC, then the Credit Agreement definition controls to the extent allowed by Law. If the definition given a term in CHAPTER 9 of the UCC conflicts with the definition given that term in any other chapter of the UCC, then the CHAPTER 9 definition controls. Furthermore, as used in this agreement:

     ACCOUNTS means, for each Debtor, all of its present and future accounts, instruments, receivables, accounts receivable, chattel paper, documents, general intangibles, and book debts arising from its sale or lease of goods or rendition of services, including, without limitation, all present and future (a) amounts due to it from a factor, (b) returned, reclaimed, refused, or repossessed goods, and (c) books and records pertaining to, and security and guaranties for, any of the foregoing.

     BORROWER/DEBTOR is defined in the preamble to this agreement and includes, without limitation, Borrower/Debtor, Borrower/Debtor as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for Borrower or for all or substantially all of Borrower/Debtor's assets under any Debtor Relief Law.


                                                                     EXHIBIT C-1

     COLLATERAL is defined in PARAGRAPH 4 below.

     CREDIT AGREEMENT is defined in the recitals to this agreement.

     DEBTORS means Borrower/Debtor and Subsidiary/Debtors.

     FINANCING STATEMENT means a financing statement executed by each Debtor and Secured Party for filing in the jurisdictions listed in SCHEDULE 6 to the Credit Agreement, and in substantially the form of ANNEX 2 to this agreement.

     INVENTORY means, for each Debtor, all of its present and future inventory, including, without limitation, all present and future (a) materials, goods and work-in-process, finished goods, and other tangible property held for sale or lease or being processed for sale or lease in its present or future business, whether to be furnished under contracts or used or consumed in that Debtor's business, (b) documents (including documents of title) covering any of the foregoing, and (c) such property the sale or other disposition of which has given rise to accounts and which has not been returned to or repossessed or stopped in transit by that Debtor.

     OBLIGOR means any Person obligated with respect to any of the Collateral, whether as a party to a contract, an account debtor, issuer of any securities, or otherwise.

     OBLIGATIONS means the "OBLIGATIONS," as defined in the Credit Agreement, including, without limitation, all present and future indebtedness, liabilities, and obligations of each Debtor arising under this agreement, and all present and future costs, attorneys' fees, and expenses reasonably incurred by Secured Party or any Lender to enforce any Debtor's or any other obligor's payment of any of the Obligations, including, without limitation (to the extent lawful), all present and future amounts that would become due but for the operation of Sections 502 or 506 or any other provision of TITLE 11 of the UNITED STATES CODE and all present and future accrued and unpaid interest (including, without limitation, all post-petition interest if any Debtor voluntarily or involuntarily becomes subject to any Debtor Relief Law).

     PLEDGED SECURITIES means, whether now owned or acquired in the future by any Debtor, all present and future shares of capital stock issued by any of the following subsidiaries, including, without limitation, all present and future increases, profits, combinations, reclassifications, dividends, and substitutes and replacements for any of the foregoing (SO LONG AS the Pledged Securities does not include more than the number of voting shares required to be pledged under the Credit Agreement):

                               Subsidiary/Debtors,
            Torfeaco Industries Limited, an Ontario corporation, and
                   588747 Alberta Ltd., an Alberta corporation
          Pillowtex de Mexico F. de R.L. de C.V., a Mexico corporation


     SECURED PARTY is defined in the preamble to this agreement and includes its successor appointed under SECTION 13 of the Credit Agreement and acting as AGENT for Lenders under the Loan Documents.

     SECURITY INTEREST means the security interests granted and the transfers, pledges, and assignments made under PARAGRAPH 2 below, which is a "LENDER LIEN," as defined in the Credit Agreement.

     SUBSIDIARY/DEBTORS is defined in the preamble to this agreement.

     UCC means the UNIFORM COMMERCIAL CODE as adopted in Texas or any other applicable jurisdiction.


                                       2                             EXHIBIT C-1

     2. SECURITY INTEREST. To secure the prompt, unconditional, and complete payment and performance of the Obligations when due, each Debtor jointly and severally grants to Secured Party a security interest in the Collateral identified for it in PARAGRAPH 4 below and jointly and severally pledges and collaterally transfers and assigns that Collateral to Secured Party, all upon and subject to the terms and conditions of this agreement. If the grant, pledge, or collateral transfer or assignment of any specific item of the Collateral is expressly prohibited by any contract, then the Security Interest nonetheless remains effective to the extent allowed by UCC Section 9.318 or other applicable Law but is otherwise limited by that prohibition.

     3. NO ASSUMPTION OR MODIFICATION. The Security Interest is given as security only in order to secure the prompt, unconditional, and complete payment and performance of the Obligations when due. Neither Secured Party nor any Lender assumes or may become liable for any Debtors' liabilities, duties, or obligations under or in connection with the Collateral. Neither Secured Party's acceptance of this agreement nor its taking any action in carrying out this agreement, constitutes Secured Party's approval of the Collateral or Secured Party's assumption of any obligation under or in connection with the Collateral. This agreement does not affect or modify any Debtors' obligations with respect to any Collateral.

     4. COLLATERAL. The term "COLLATERAL" means the following items and types of property -- wherever located and now or in the future acquired or existing:

     - For each Debtor, all of its Accounts, Inventory, and Pledged Securities; and

     - All cash and noncash proceeds of any other Collateral, including, without limitation, all cash, accounts, general intangibles, documents, instruments, chattel paper, goods, and any other property received upon the sale or disposition of any other Collateral and all insurance proceeds of any kind paid at any time in connection with any other Collateral.


     5. FRAUDULENT CONVEYANCE. Notwithstanding any contrary provision, each Debtor agrees that, if -- but for the application of this paragraph -- any of the Obligations or the Security Interest would constitute a preferential transfer under 11 U.S.C. Section 547, a fraudulent conveyance under 11 U.S.C.
Section 548, or a fraudulent conveyance or transfer under any state fraudulent conveyance, fraudulent transfer, or similar Law in effect from time to time (each a "FRAUDULENT CONVEYANCE"), then the Obligations and Security Interest remains enforceable to the maximum extent possible without causing any of the Obligations or the Security Interest to be a fraudulent conveyance, and this agreement is automatically amended to carry out the intent of this paragraph.

     6. REPRESENTATIONS AND WARRANTIES. Debtors jointly and severally represent and warrant to Secured Party on behalf of Lenders that:

          (a) CREDIT AGREEMENT. All representations and warranties in the Credit Agreement that are applicable to each Debtor or its assets or operations are accurate and complete and are ratified and confirmed.

          (b) BINDING OBLIGATION. This agreement creates a legal, valid, and binding Lender Lien in and to the Collateral (subject to delivery to Secured Party of the stock certificates for the Pledged Securities) in favor of Secured Party and enforceable against the Debtor owning that Collateral. For Collateral in which the Security Interest may be perfected by the filing of Financing Statements, once those Financing Statements and Continuation Statements have been properly filed in the jurisdictions described on SCHEDULE 6 to the Credit Agreement, the Security Interest in that Collateral will be fully perfected.
For the Pledged Securities, the taking by Secured Party of physical possession in Texas of the stock certificates representing the Pledged Securities will perfect the Security Interest in that Collateral. Once perfected, the Security Interest will constitute a first-priority Lender Lien on the Collateral, subject only to Permitted Liens. The creation of the Security Interest does not require the consent of any Person that has not been obtained.

                                       3                             EXHIBIT C-1

          (c) LOCATIONS. The attached ANNEX 1 accurately describes (i) the location of each Debtor's principal place of business and chief executive office, (ii) if different from CLAUSE (I) above, the one or more locations of its books and records concerning its Accounts, (iii) the locations where any of its Inventory (EXCEPT when temporarily in the hands of a third-party contractor for processing and until sold in the ordinary course of business) is currently and will -- SUBJECT TO PARAGRAPH 7(B) below -- in the future be maintained, and
(iv) none of the locations described on the attached ANNEX 1 have changed within six months before the date of this agreement. EXCEPT as stated in CLAUSE (III) above, each Debtor's Inventory is currently and will be in its possession.

          (d) ACCOUNTS. Each Debtor's Accounts (i) arise from its sales or rendition of services, (ii) are due to that Debtor, and (iii) are not subject to any material setoff, counterclaim, defense, allowance, adjustment (OTHER THAN discounts for prompt payment shown on the invoice), or material dispute, objection, or complaint by any Obligor.

          (e) SECURITIES. All Pledged Securities are duly authorized, validly issued, fully paid, and non-assessable, and the transfer of them is not subject to any restrictions OTHER THAN restrictions imposed by applicable Laws. The Pledged Securities are approximately the maximum number of shares of each Subsidiary that may be pledged without creating a material Tax obligation for the Companies that would not otherwise exist.

          (f) ADDITIONAL COLLATERAL. The foregoing representations and warranties will be true and correct in all respects with respect to any additional Collateral or additional specific descriptions of certain Collateral delivered to Secured Party in the future by any Debtor.

The failure of any of these representations or warranties to be accurate and complete does not impair the Security Interest in any Collateral.

     7. COVENANTS. While any Lender is committed to lend or extend credit under the Credit Agreement and until the Obligations are fully paid and performed, each Debtor jointly and severally covenants and agrees with Secured Party on behalf of Lenders that, without first obtaining Secured Party's written notice of Determining Lenders' consent to the contrary:

          (a) CREDIT AGREEMENT. Each Debtor shall promptly and fully comply with and perform all covenants and agreements in the Credit Agreement that are applicable to it or its assets or operations, each of which is ratified and confirmed.

          (b) CERTAIN RELOCATIONS AND CHANGES. Each Debtor shall give Secured Party 30 days' written notice before any proposed (i) relocation of its principal place of business or chief executive office, (ii) relocation of the place where its books and records concerning its Accounts are kept, (iii) change of its name, and (iv) relocation of any Collateral (OTHER THAN delivery of Inventory in the ordinary course of business to third-party contractors for processing and sales of Inventory in the ordinary course of business or as permitted by the Credit Agreement) to a location not described on the attached ANNEX 1.

          (c)  ESTOPPEL AND OTHER AGREEMENTS.  Each Debtor shall:

               (i) Within 30 days after the date of this agreement and at all times after that time -- with respect to any of its Inventory having a value of at least $1,500,000 that is from time to time delivered to any third-party contractor for processing in the ordinary course of business -- deliver to Secured Party a bailee, estoppel, and subordination agreement providing that such third-party contractor holds that Inventory as Secured Party's bailee, subordinates to the Security Interest all right, title, and interest it may have in and to that Inventory, and covenants to keep that Inventory segregated and clearly marked as being owned by that Debtor, which agreement must otherwise be in form and substance reasonably acceptable to Secured Party and its special counsel; and

                                       4                             EXHIBIT C-1

               (ii) EITHER (A) cause the landlord or lessor for each location where any of its Inventory is maintained (and for which a valid and enforceable estoppel and subordination agreement has not previously been delivered to Secured Party) to execute and deliver to Secured Party an estoppel and subordination agreement in substantially the form of the attached ANNEX 3 or such other form as may be reasonably acceptable to Secured Party and its special counsel, OR (B) deliver to Secured Party a legal opinion or other evidence (in each case that is reasonably satisfactory to Secured Party and it special counsel) that neither the applicable lease nor the Laws of the jurisdiction in which that location is situated provide for contractual, common Law, or statutory landlord's Liens (for those locations for which such legal opinion or other evidence has not been previously delivered to Secured Party).

          (d) OTHER NOTICES AND ACTIONS. Each Debtor shall promptly notify Secured Party of (i) any change in any material fact or circumstance represented or warranted by any Debtor with respect to any of the Collateral, (ii) any claim, action, or proceeding challenging the Security Interest or affecting title to all or any material portion of the Collateral or the Security Interest (and, at Secured Party's request, that Debtor shall appear in and defend any such action or proceeding at that Debtor's expense), (iii) any default or event of default by that Debtor or any other party under or in connection with any material portion (individually or collectively) of the Collateral (and it shall immediately use reasonable efforts to remedy the same or immediately demand that the same be remedied),

          (e) RECORD OF COLLATERAL. Each Debtor shall maintain at its chief executive office a current record of where all of its Collateral is located and permit Secured Party or its representatives to inspect and make copies from those records pursuant to the Credit Agreement and furnish to Secured Party, from time to time, such documents, lists, descriptions, certificates, and other information necessary or helpful to keep Secured Party informed with respect to the identity, location, status, condition, terms of, parties to, and value of the Collateral.

          (f) COLLATERAL IN TRUST. While a Default or Potential Default exists, each Debtor shall (i) hold in trust (and not commingle with its other assets) for Secured Party all of its Collateral that is contracts, chattel paper, instruments, or documents of title at any time received by it, (ii) promptly deliver that Collateral to Secured Party unless Secured Party at its option gives Debtor written permission to retain any of it, and (iii) cause each contract, chattel paper, instrument, or document of title so retained to be marked to state that it is assigned to Secured Party and each instrument to be endorsed to the order of Secured Party (but failure to be so marked or endorsed may not impair the Security Interest in any such Collateral).

          (g) PERFORM OBLIGATIONS. Each Debtor shall perform all of its material obligations under or in connection with all of its Collateral in accordance with customary business practices.

          (h) AMENDMENTS, ETC. No Debtor may amend, alter, or modify, or permit the amendment, alteration, or modification of, any material portion (individually or collectively) of any Collateral (OTHER THAN the processing of Inventory in the ordinary course of business).

          (i) IMPAIRMENT OF COLLATERAL. No Debtor may do or permit any act that is reasonably likely to adversely impair the value or usefulness any material portion of any Collateral.

     8. REMEDIES UPON DEFAULT. While a Default exists, Secured Party is, subject to Credit Agreement, entitled to exercise any one or more of the following Rights.

          (a) RIGHTS. Secured Party may exercise any and all Rights available to a secured party under the UCC, in addition to any and all other Rights afforded by this agreement and the other Loan Documents, at law, in equity, or otherwise, including, without limitation (i) requiring Debtors to assemble Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to the applicable Debtor and Secured Party, (ii) applying by appropriate judicial proceedings for appointment of a receiver for Collateral, (iii) applying to the Obligations any cash held by Secured Party under this agreement, (iv) reducing any claim to judgment,


                                       5                             EXHIBIT C-1

(v) exercising the Rights of offset or banker's Lien against the interest of each Debtor in and to every account and other property of each Debtor in Secured Party's possession to the extent of the full amount of the Obligations, (vi) foreclosing the Security Interest and any other Liens Secured Party may have or otherwise realize upon any and all of the Rights Secured Party may have in and to Collateral, and (vii) bringing suit or other proceedings before any Tribunal either for specific performance of any covenant or condition contained in any of the Loan Documents or in aid of the exercise of any Right granted to Secured Party in any Loan Document.

          (b) NOTICE. If any Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of that Collateral without notification, advertisement, or other notice of any kind. Otherwise, reasonable notice of the time and place of any public sale of the Collateral -- or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made -- shall be sent to Debtor and to any other Person entitled to notice under the UCC. Notice sent or given not less than ten calendar days prior to the taking of the action to which the notice relates is reasonable notice. It is not necessary that the Collateral be at the location of the sale.

          (c) SALES OF SECURITIES. In connection with the sale of any Collateral that is securities, Secured Party is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by Secured Party to render that sale exempt from the registration and similar requirements under applicable Laws, and no sale so made in good faith by Secured Party may be deemed not to be "COMMERCIALLY REASONABLE" because so made.

          (d) OTHER SALES. Secured Party's sale of less than all Collateral does not exhaust Secured Party's Rights under this agreement and Secured Party is specifically empowered to make successive sales until all Collateral is sold. If the proceeds of a sale of less than all Collateral is less than the Obligations, then this agreement and the Security Interest remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made. In the event any sale under this agreement is not completed or is, in Secured Party's opinion, defective, that sale does not exhaust Secured Party's Rights under this agreement, and Secured Party is entitled to cause a subsequent sale or sales to be made. All statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale under this agreement -- whether about nonpayment of the Obligations, the occurrence of any Default, Secured Party's having declared all of the Obligations to be due and payable, notice of time, place, and terms of sale and the properties to be sold having been duly given, or any other act or thing having been duly done by Secured Party -- shall be taken as PRIMA FACIE evidence of the truth of the facts so stated and recited. Secured Party may appoint or delegate any one or more Persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but such acts must be done in the name and on behalf of Secured Party.

          (e) OBLIGORS. While a Default exists, Secured Party may notify or require each Obligor to make payment directly to Secured Party, and Secured Party may take control of the proceeds paid to Secured Party. Until Secured Party elects to exercise these Rights, each Debtor is authorized to collect and enforce the Collateral and to retain and expend all payments made on Collateral. While Secured Party is entitled to and elects to exercise these Rights, Secured Party has the Right in its own name or in the name of the applicable Debtor to
(i) compromise or extend time of payment with respect to Collateral for such amounts and upon such terms as Secured Party may reasonably determine, (ii) demand, collect, receive, receipt for, sue for, compound, and give acquittance for any and all amounts due or to become due with respect to Collateral, (iii) take control of cash and other proceeds of any Collateral, (iv) endorse the applicable Debtor's name on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into Secured Party's possession, (v) sign the applicable Debtor's name on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral, and on notices to Obligors making payment with respect to Collateral, (vi) send requests for verification of obligations to any Obligor, and (vii) do all other acts and things reasonably necessary to carry out the intent of this agreement. If any Obligor fails to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its own name or in the applicable Debtor's name, to take such action as Secured Party reasonably shall deem


                                       6                             EXHIBIT C-1
appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. However, Secured Party is NEITHER (x) liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral (EXCEPT for its own fraud, gross negligence, willful misconduct, or violation of any
Law), NOR (y) under any duty whatever to anyone except the applicable Debtor and Lenders to account for funds that it shall actually receive under this agreement. A receipt given by Secured Party to any Obligor is a full and complete release, discharge, and acquittance to that Obligor, to the extent of any amount so paid to Secured Party. Secured Party may apply or set off amounts paid and the deposits against any liability of the applicable Debtor to Secured Party. Regarding the existence of any Default for purposes of this agreement, each Debtor agrees that the Obligors on any Collateral may rely upon written certification from Secured Party that a Default exists.

          (f) POWER-OF-ATTORNEY. Secured Party is deemed to be irrevocably appointed as each Debtor's agent and attorney-in-fact with all Right to enforce all of that Debtor's Rights under or in connection with the Collateral effective and operable at all times while a Default exists. All reasonable costs, expenses and liabilities incurred and all payments made by Secured Party as that Debtor's agent and attorney-in-fact (including, without limitation, reasonable attorney's fees and expenses) are considered a loan by Secured Party to that Debtor that is repayable on demand, accrues interest at the Default Rate until paid, and is part of the Obligations.

          (g) APPLICATION OF PROCEEDS. While a Default exists, Secured Party shall apply the proceeds of any sale or other disposition of Collateral in the following order: (i) Payment of all its reasonable expenses incurred in retaking, holding, and preparing any Collateral for disposition, in arranging for such disposition, and in actually disposing of the same (all of which are part of the Obligations); (ii) repayment of amounts reasonably expended by Secured Party under PARAGRAPH 9 below; (iii) payment of the balance of the Obligations in the order and manner specified in the Credit Agreement; and (iv) delivery EITHER (A) to Borrower/Debtor for the account of all Debtors OR (B) as a court of competent jurisdiction may direct.

     9.   OTHER RIGHTS.

          (a) PERFORMANCE. If any Debtor fails to preserve the priority (subject to Permitted Liens) of the Security Interest in any Collateral or otherwise fails to perform any of its obligations under any Loan Document with respect to any Collateral, then Secured Party may, at its option, but without being required to do so, prosecute or defend any suits in relation to the Collateral or take any other action that such Debtor is required -- but has failed -- to take. Any amount that is reasonably expended or paid by Secured Party in connection with the foregoing (including, without limitation, court costs and reasonable attorneys' fees and expenses) bears interest at the Default Rate from the date spent or incurred until repaid and is payable (with that interest) by Debtors to Secured Party upon demand and is part of the Obligations.

          (b) COLLATERAL IN SECURED PARTY'S POSSESSION. If, while a Default exists, any Collateral comes into Secured Party's possession, Secured Party may use that Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other Rights held by Secured Party in respect of that Collateral. Debtors jointly and severally covenant to promptly reimburse and pay to Secured Party, at Secured Party's request, the amount of all reasonable expenses, costs, Taxes, and other charges incurred by Secured Party in connection with its custody and preservation of that Collateral, all of which bear interest at the Default Rate from the date spent or incurred until repaid and are (with that interest) payable by Debtors to Secured Party upon demand and are part of the Obligations. EXCEPT for Secured Party's own fraud, gross negligence, or willful misconduct
(i) the risk of accidental loss or damage to, or diminution in value of, any Collateral is on Debtors, (ii) Secured Party has no liability for failure to obtain or maintain insurance or to determine whether any insurance in effect is adequate as to amount or risks insured, (iii) Secured Party has no duty to fix or preserve Rights against any Obligors in respect of any Collateral and is never liable for any failure to use diligence to collect any amount payable in respect of any Collateral (OTHER THAN to account to Debtors and Lenders for what Secured Party may actually collect or receive).


                                       7                             EXHIBIT C-1

          (c) RECORD OWNERSHIP OF SECURITIES. While a Default exists, Secured Party may have any Collateral that is securities and that is in the possession of Secured Party, or its nominee or nominees, registered in its name, or in the name of its nominee or nominees, as pledgee.

          (d) VOTING OF SECURITIES. As long as no Default exists, the applicable Debtor may exercise all voting Rights pertaining to any Collateral that is securities. While a Default exists, the Right to vote any Collateral that is securities is vested exclusively in Secured Party. Accordingly, each applicable Debtor irrevocably constitutes and appoints Secured Party as that Debtor's proxy and attorney-in-fact -- effective only while a Default exists but with full power of substitution -- to vote, and to act with respect to, any Collateral that is securities standing in the name of that Debtor or with respect to which that Debtor is entitled to vote and act. That proxy is coupled with an interest, is irrevocable, and continues until the Obligations are fully paid and performed.

          (e) CERTAIN PROCEEDS. The provisions of this CLAUSE (E) are applicable only while a Default exists. Notwithstanding any contrary provision, all dividends or distributions of property in respect of, and all proceeds of, any Collateral that is securities -- whether those dividends, distributions, or proceeds result from a subdivision, combination, or reclassification of the outstanding capital stock of any issuer or as a result of any merger, consolidation, acquisition, or other exchange of assets to which any issuer may be a party, or otherwise -- are part of the Collateral, shall, if received by any Debtor, be held in trust for Secured Party's benefit, and shall immediately be delivered to Secured Party (accompanied by proper instruments of assignment or stock or bond powers executed by the applicable Debtor in accordance with Secured Party's instructions) to be held subject to the terms of this agreement. Any cash proceeds of any Collateral that come into Secured Party's possession (including, without limitation, insurance proceeds) may, at Secured Party's option, be applied in whole or in part to the Obligations (to the extent then due), be fully or partially released to or under the written instructions of that applicable Debtor for any general or specific purpose, or be fully or partially retained by Secured Party as additional Collateral. Any cash Collateral in Secured Party's possession may be invested by Secured Party in certificates of deposit issued by Secured Party, any Lender, or any other state or national bank having combined capital and surplus greater than $100,000,000 or in securities issued or guaranteed by the United States of America or any of its agencies. Secured Party is never obligated to make any investment and never has any liability to any Debtor or any Lender for any loss that may result from any investment or non-investment. All interest and other amounts earned from any investment may be dealt with by Secured Party in the same manner as other cash Collateral.

          (f) INDEMNIFICATION. DEBTORS JOINTLY AND SEVERALLY ASSUME ALL LIABILITY FOR ALL COLLATERAL, FOR THE SECURITY INTEREST, AND FOR ANY USE, POSSESSION, MAINTENANCE, AND MANAGEMENT OF, ALL COLLATERAL (INCLUDING, WITHOUT LIMITATION, ANY TAXES ARISING AS A RESULT OF, OR IN CONNECTION WITH, THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT) AND JOINTLY AND SEVERALLY AGREE TO ASSUME LIABILITY FOR, AND TO INDEMNIFY AND HOLD SECURED PARTY, EACH LENDER, AND THEIR RESPECTIVE REPRESENTATIVE (THE "INDEMNIFIED PARTIES") HARMLESS FROM AND AGAINST, AND DEFEND EACH INDEMNIFIED PARTY AGAINST, ALL CLAIMS, CAUSES OF ACTION, OR LIABILITY, FOR INJURIES TO OR DEATHS OF PERSONS AND DAMAGE TO PROPERTY HOWSOEVER ARISING FROM OR INCIDENT TO SUCH USE, POSSESSION, MAINTENANCE, AND MANAGEMENT (WHETHER SUCH PERSONS BE AGENTS OR EMPLOYEES OF DEBTOR OR OF THIRD PARTIES, OR SUCH DAMAGE BE TO PROPERTY OF DEBTOR OR OF OTHERS) AND ALL LOSSES, DAMAGES, CLAIMS, COSTS, PENALTIES, LIABILITIES, AND EXPENSES, INCLUDING, WITHOUT LIMITATION, COURT COSTS AND ATTORNEYS' FEES, HOWSOEVER ARISING OR INCURRED BECAUSE OF, INCIDENT TO, OR WITH RESPECT TO COLLATERAL OR ANY USE, POSSESSION, MAINTENANCE, OR MANAGEMENT OF IT. (THE "INDEMNIFIED LIABILITIES"). HOWEVER, NO INDEMNIFIED PARTY IS ENTITLED TO INDEMNITY UNDER THIS PARAGRAPH FOR ITS OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR FRAUD OR FOR ANY INDEMNIFIED LIABILITY ARISING FROM ITS ACTIONS AFTER SECURED PARTY HAS FORECLOSED THE SECURITY INTEREST OR ACCEPTED CONVEYANCE IN LIEU OF FORECLOSURE OR (EXCEPT FOR THE PLEDGED SECURITIES) TAKEN POSSESSION OF ANY COLLATERAL. The provisions of this paragraph survive the payment and performance of the Obligations and the release of the Security Interest.


                                       8                             EXHIBIT C-1

          (g) SUBROGATION. If any of the Obligations is given in renewal or extension or applied toward the payment of Debt secured by any Lien, Secured Party is subrogated to all of the Rights, titles, interests, and Liens securing that Debt.

     10.  MISCELLANEOUS.

          (a) TERM. This agreement terminates when no Lender has any commitment to lend or extend credit under the Credit Agreement and the Obligations are fully paid and performed. No Obligor on any Collateral is obligated to inquire about the termination of this agreement and is fully protected in making payments directly to Secured Party, which payments Secured Party shall pay to Borrower/Debtor on behalf of Debtors after termination of this agreement.

          (b) NO RELEASE. Neither the Security Interest, any Debtor's obligations, nor Secured Party's or any Lenders' Rights under this agreement are released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) The taking or accepting of any other security or assurance for any Obligations; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any Obligations; (iii) the modification of, amendment to, or waiver of compliance with any terms of any other Loan Document without the consent of Debtors EXCEPT as required in that Loan Document; (iv) any present or future insolvency, bankruptcy, or lack of corporate or trust power of any party at any time liable for the payment of any Obligations; (v) EXCEPT as specifically required by any other Loan Document, any renewal, extension, or rearrangement of the payment of any Obligations (either with or without notice to or consent of any Debtor) or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Party or any Lender to any Debtor; (vi) any neglect, delay, omission, failure, or refusal of Secured Party or any Lender to take or prosecute any action in connection with any agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of any Obligations; (vii) any failure of Secured Party or any Lender to notify any Debtor of any renewal, extension, or assignment of any Obligations, or the release of any security under any other document or instrument, or of any other action taken or refrained from being taken by Secured Party or any Lender against any Debtor, or any new agreement between Secured Party, any Lender, and any Debtor, it being understood that, except as expressly required by the Credit Agreement, neither Secured Party nor any Lender is required to give any Debtor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligations, including, without limitation, notice of acceptance of this agreement or any Collateral ever delivered to or for the account of Secured Party under this agreement;
(viii) the illegality, invalidity, or unenforceability of any Obligations against any third party obligated with respect to it by reason of the fact that the Obligations, or the interest paid or payable with respect to any of it, exceeds the amount permitted by Law, the act of creating any of it is ULTRA VIRES, or the officers, partners, or trustees creating any of it acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect to any Obligations is held to constitute a preference under applicable Laws or for any other reason Secured Party or any Lender is required to refund any payment on any Obligations or pay the amount of it to someone else.

          (c) WAIVERS. To the maximum extent lawful, except to the extent expressly otherwise provided in this agreement or in any other Loan Document, Debtors jointly and severally waive (i) any Right to require Secured Party or any Lender to proceed against any other Person, to exhaust Rights in Collateral, or to pursue any other Right that Secured Party or any Lender may have; (ii) with respect to the Obligations, presentment and demand for payment, protest, notice of protest and nonpayment, notice of acceleration, and notice of intent to accelerate; and (iii) all Rights of marshaling in respect of any Collateral.

          (d) FINANCING STATEMENT. Secured Party may at any time file this agreement (or a carbon, photographic, or other reproduction of this agreement) as a financing statement, but the failure of Secured Party to do so does not impair the validity or enforceability of this agreement.


                                       9                             EXHIBIT C-1

          (e) INFORMATION. Except as otherwise provided by Law, Secured Party's charge for furnishing each statement of account or each list of Collateral is $10.00.

          (f) VENUE AND SERVICE OF PROCESS. EACH DEBTOR (i) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY TEXAS STATE OR FEDERAL COURT,
(ii) IRREVOCABLY WAIVES -- TO THE FULLEST EXTENT PERMITTED BY LAW -- ANY OBJECTION THAT IT MAY NOW OR IN THE FUTURE HAVE TO THE LAYING OF VENUE OF ANY LITIGATION BROUGHT IN CONNECTION WITH ANY LOAN DOCUMENT OR THE OBLIGATIONS BROUGHT IN DISTRICT COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION,
(iii) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY OF THOSE COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (iv) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THOSE COURTS IN ANY LITIGATION BY THE MAILING OF COPIES OF THAT LEGAL PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, BY HAND-DELIVERY, OR BY DELIVERY BY A NATIONALLY RECOGNIZED COURIER SERVICE, AND SERVICE IS DEEMED COMPLETE UPON DELIVERY OF THE LEGAL PROCESS AT ITS ADDRESS AS PROVIDED IN THIS AGREEMENT, AND (v) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY TO ANY LOAN DOCUMENT ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE OBLIGATIONS MAY BE BROUGHT IN ONE OF THOSE COURTS. The scope of each of these waivers is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction -- including, without limitation, contract claims, tort claims, breach of duty claims, and all other common Law and statutory claims. These waivers are a material inducement to the agreement by Secured Party and each Lender to enter into the Loan Documents, and they have each relied -- and may continue to rely -- on these waivers in its dealings with Debtors. Each Debtor represents and warrants that it has reviewed these waivers with its legal counsel, and that it knowingly and voluntarily agrees to each waiver following consultation with legal counsel. These waivers are irrevocable, may not be modified either orally or in writing, and apply to any renewals, extensions, amendments, and replacements of any Loan Document.

          (g) LOAN DOCUMENT. This agreement is a Loan Document and is subject to the applicable provisions of SECTIONS 1 and 14 of the Credit Agreement, all of which are incorporated in this agreement by reference the same as if set forth in this agreement verbatim.

          (h) COMMUNICATIONS. Solely for purposes of SECTION 14.2 of the Credit Agreement, communications to each Debtor may be sent in care of Borrower/Debtor at Borrower/Debtor's address and telecopy number.

          (i) AMENDMENTS, ETC. No amendment, waiver, or discharge to or under this agreement is valid unless it is in writing and is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of SECTION 14.8 of the Credit Agreement.

          (j) ENTIRETY. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH ANY DEBTOR IS PARTY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND
MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          (k) SECURED PARTY AND LENDERS. Secured Party is the agent for each Lender under the Credit Agreement. The Security Interest and all Rights granted to Secured Party under or in connection with this agreement are for each Lender's ratable benefit. Secured Party may, without the joinder of any Lender, exercise any Rights in Secured Party's or Lenders' favor under or in connection with this agreement, including, without limitation, conducting any foreclosure sales and executing full or partial releases of, amendments or modifications to, or consents or waivers under this agreement. Secured Party's and each Lender's Rights and obligations VIS-A-VIS each other may be subject to one or more separate agreements between those parties. However, no Debtor need inquire about any such agreement or is subject to any terms of it unless that Debtor specifically joins it. Therefore, neither any Debtor


                                       10                            EXHIBIT C-1
nor its successors or assigns is entitled to any benefits or provisions of any such separate agreement or is entitled to rely upon or raise as a defense any party's failure or refusal to comply with the provisions of it.

          (l) PARTIES. This agreement benefits Secured Party, Lenders, and their respective successors and assigns and binds each Debtor and its successors and assigns. Upon appointment of any successor AGENT under the Credit Agreement, all of the Rights of Secured Party under this agreement automatically vests in that new AGENT as successor Secured Party on behalf of Lenders without any further act, deed, conveyance, or other formality OTHER THAN that appointment. The Rights of Secured Party and Lenders under this agreement may be transferred with any assignment of the Obligations. The Credit Agreement contains provisions governing assignments of the Obligations and of Rights and obligations under this agreement.


                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                             SIGNATURE PAGES FOLLOW.















                                       11                            EXHIBIT C-1

     EXECUTED as of the date first stated above.

PILLOWTEX, INC. and                     BEACON MANUFACTURING COMPANY,
PTEX HOLDING COMPANY                    MANETTA HOME FASHIONS, INC.,
                                        TENNESSEE WOOLEN MILLS, INC., and
                                        PILLOWTEX MANAGEMENT SERVICES
                                        COMPANY


By                                      By
     -------------------------------         ------------------------------
     Norman J. Shuman, Secretary             Jeffrey D. Cordes,
                                             Executive Vice
                                             President of each Debtor


Secured Party executes this agreement in acknowledgment of PARAGRAPH 10(j) above.


                                        NATIONSBANK OF TEXAS, N.A.,as AGENT



                                        By
                                             ----------------------------------
                                             Sharon M. Ellis, Vice President






                  SIGNATURE PAGE TO RESTATED SECURITY AGREEMENT

                                                                ANNEX 1


                                                               LOCATIONS

------------------------------------------------------------------------------------------------------------------------------
                              PRINCIPAL PLACE      LOCATION OF BOOKS                                      OWNER/MANAGER OF
                              OF BUSINESS AND         AND RECORDS                                          PREMISES WHERE
      DEBTOR              CHIEF EXECUTIVE OFFICE   CONCERNING ACCOUNTS    LOCATION(S) OF INVENTORY        INVENTORY LOCATED
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
 Pillowtex, Inc.            1071-79 Avenue of     c/o Pillowtex          3820 Union Pacific Avenue    Angel & Jean Echevarria
                            the Americas          Management Services    Los Angeles, CA 90071        c/o Ben Bohr
                            10th Floor            Company                                             8383 Wilshire Blvd.
                            New York, NY 10016    4111 Mint Way                                       Beverly Hills, CA 90211
                                                  Dallas, Dallas                                      203/260-7951
                                                  County, TX
                                                                       -------------------------------------------------------
                                                                         1801 South Davis St.         Jimmie D. Smith
                                                                         Rocky Mount,NC               651 Woodruff Rd.
                                                                                                      P.O. Box 7626
                                                                                                      Rocky Mount, NC 27804
                                                                                                      919/937-7380
                                                                       -------------------------------------------------------
                                                                         1 Grove Street               7 Grove Street Realty
                                                                         First Floor                  Trust
                                                                         Watertown, MA 02172          1 Grove Street
                                                                                                      Watertown, MA 02172
                                                                                                      617/926-1111
------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   EXHIBIT C-1

------------------------------------------------------------------------------------------------------------------------------
                              PRINCIPAL PLACE      LOCATION OF BOOKS                                      OWNER/MANAGER OF
                              OF BUSINESS AND         AND RECORDS                                          PREMISES WHERE
      DEBTOR              CHIEF EXECUTIVE OFFICE   CONCERNING ACCOUNTS    LOCATION(S) OF INVENTORY        INVENTORY LOCATED
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
 Pillowtex, Inc.            1071-79 Avenue of     c/o Pillowtex          1071-79 Avenue of the        M.J. Fenton
                            the Americas          Management Services    Americas                     Adam's & Co. Real Estate
                            10th Floor            Company                10th Floor                   411 5th Avenue
                            New York, NY 10016    4111 Mint Way          New York, NY  10016          New York, NY  10016
                                                  Dallas, Dallas                                      212/679-5500
                                                  County, TX
                                                                       -------------------------------------------------------
                                                                         New York Apartment           Amelia Joyce Lee
                                                                         235 E. 40th Street           Republic Bank of New York
                                                                         Apt. 30-A                    452 Fifth Avenue
                                                                         New York, NY  10016          New York, NY  10018
                                                                                                      212/370-0283
                                                                        -------------------------------------------------------
                                                                         1112 Wesleyan Blvd.          C. W. Heck
                                                                         Rocky Mount, NC              1617 Pinecrest
                                                                                                      Rocky Mount, NC
                                                                                                      704/597-0010
                                                                       -------------------------------------------------------
                                                                         Franklin Cove                Jeff Ganneway
                                                                         Apt. #6                      Franklin Rental
                                                                         Tunica, MS                   Patricia Franklin Trust
                                                                                                      P.O. Box 728
                                                                                                      Tunica, MS  38676
------------------------------------------------------------------------------------------------------------------------------

                                                                           2                                       EXHIBIT C-1

------------------------------------------------------------------------------------------------------------------------------
                              PRINCIPAL PLACE      LOCATION OF BOOKS                                      OWNER/MANAGER OF
                              OF BUSINESS AND         AND RECORDS                                          PREMISES WHERE
      DEBTOR              CHIEF EXECUTIVE OFFICE   CONCERNING ACCOUNTS    LOCATION(S) OF INVENTORY        INVENTORY LOCATED
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
 Pillowtex, Inc.            1071-79 Avenue of     c/o Pillowtex          883 Sneath Lane              Tom Robertson
                            the Americas          Management Services    Suite 217                    Woodmont Companies
                            10th Floor            Company                San Bruno, CA                1350 Ralston Avenue
                            New York, NY 10016    4111 Mint Way                                       Belmont, CA  94002
                                                  Dallas, Dallas                                      415/592-3960
                                                  County, TX
                                                                       -------------------------------------------------------
                                                                         Southeast Corner Parking     David Maggs
                                                                         Lot                          14008 Dublin
                                                                         4740 S. Whipple Street       Lockport, IL  60441
                                                                         Chicago, IL  60362           312/247-4777
                                                                       -------------------------------------------------------
                                                                         Chicago Parking Lot          William Biederman
                                                                         3010-3012 W. 47th Street     Biederman & O'Keefe Ltd.
                                                                         Chicago, IL  60632           30 N. LaSalle Street
                                                                                                      Suite 1426
                                                                                                      Chicago, IL  60602
                                                                       -------------------------------------------------------
                                                                         33 South Sixth Street        Richard L. Keller
                                                                         Minneapolis, MN  55402       4340 Multifoods Tower
                                                                                                      33 South Sixth Street
                                                                                                      Minneapolis, MN  55402
                                                                                                      612/372-1500
                                                                       -------------------------------------------------------
                                                                         1904 Third Avenue,           George Riley
                                                                         Suite 333                    Clise Agency
                                                                         Seattle, WA  98101           200 Securities Blvd.
                                                                                                      Seattle, WA  98101
------------------------------------------------------------------------------------------------------------------------------

                                                                           3                                       EXHIBIT C-1

------------------------------------------------------------------------------------------------------------------------------
                              PRINCIPAL PLACE      LOCATION OF BOOKS                                      OWNER/MANAGER OF
                              OF BUSINESS AND         AND RECORDS                                          PREMISES WHERE
      DEBTOR              CHIEF EXECUTIVE OFFICE   CONCERNING ACCOUNTS    LOCATION(S) OF INVENTORY        INVENTORY LOCATED
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
 Pillowtex, Inc.            1071-79 Avenue of     c/o Pillowtex          8310 University Executive    Pat Gavin
                            the Americas          Management Services    Park                         Pizzagalli Investment
                            10th Floor            Company                Suite 540                    Company
                            New York, NY 10016    4111 Mint Way          Charlotte, NC  28262         50 Joy Drive
                                                  Dallas, Dallas                                      P.O. Box 2009
                                                  County, TX                                          South Burlington, VT 05403
                                                                                                      704/542-8886
                                                                       -------------------------------------------------------
                                                                         3025 West 47th Street        Pillowtex Corporation
                                                                         Chicago, IL  60632
                                                                       -------------------------------------------------------
                                                                         420-30 Mariny Street         Pillowtex Corporation
                                                                         Rocky Mount, NC  27801
                                                                       -------------------------------------------------------
                                                                         Rural Delivery Route         Pillowtex Corporation
                                                                         Number 3
                                                                         Moulstown Road
                                                                         Hanover, PA  17331
                                                                       -------------------------------------------------------
                                                  c/o Pillowtex          Highway 61 South,            Pillowtex Corporation
                                                  Management Services    Industrial Park
                                                  Company                Tunica, MS  38676
                                                  4111 Mint Way
                                                  Dallas, Dallas
                                                  County, TX
------------------------------------------------------------------------------------------------------------------------------
 Beacon Manufacturing       411 Mint Way          202 Whitson Avenue     Girmes Property              Asheville Property
 Company                    Dallas, Dallas        Swannanoa, NC  28778   Highway 74                   Administration and
                            County, TX                                   Asheville, NC                Leasing, Inc.
                                                                                                      f/k/a DeBall-Girmes of
                                                                                                      America
                                                                       -------------------------------------------------------
                                                                         Factory Building             Jantzen, Inc.
                                                                         Westminster
                                                                         Oconee County, SC
------------------------------------------------------------------------------------------------------------------------------

                                                                           4                                       EXHIBIT C-1

------------------------------------------------------------------------------------------------------------------------------
                              PRINCIPAL PLACE      LOCATION OF BOOKS                                      OWNER/MANAGER OF
                              OF BUSINESS AND         AND RECORDS                                          PREMISES WHERE
      DEBTOR              CHIEF EXECUTIVE OFFICE   CONCERNING ACCOUNTS    LOCATION(S) OF INVENTORY        INVENTORY LOCATED
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
 Beacon Manufacturing       4111 Mint Way         202 Whitson Avenue     Warehouse Building           996 Riverside Drive, Inc.
 Company                    Dallas, Dallas        Swannanoa, NC  28778   996 Riverside Drive
                            County, TX                                   Asheville, NC
                                                                       -------------------------------------------------------
                                                                         Outlet Store                 Atlantic American
                                                                         136 West Avenue              Properties, Inc.
                                                                         Kannapolis, North Carolina
                                                                       -------------------------------------------------------
                                                                         Bread Store                  BMC
                                                                         Buncombe County,
                                                                         North Carolina
------------------------------------------------------------------------------------------------------------------------------

                                                                           5                                       EXHIBIT C-1

------------------------------------------------------------------------------------------------------------------------------
                              PRINCIPAL PLACE      LOCATION OF BOOKS                                      OWNER/MANAGER OF
                              OF BUSINESS AND         AND RECORDS                                          PREMISES WHERE
      DEBTOR              CHIEF EXECUTIVE OFFICE   CONCERNING ACCOUNTS    LOCATION(S) OF INVENTORY        INVENTORY LOCATED
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
 Manetta Home Fashions,     4111 Mint Way         4111 Mint Way          505 Miller Street            W.W. Heath
 Inc.                       Dallas, Dallas        Dallas, Dallas         P.O. Box 508                 Lando Land Co.
                            County, TX            County, TX             Monroe, NC  28110            1 Main St.
                                                                                                      Lando, SC  29724
                                                                                                      704/282-4382
                                                                       -------------------------------------------------------
                                                                         1 Main Street                W.W. Heath
                                                                         Lando, SC  29724             Lando Land Co.
                                                                                                      1 Main St.
                                                                                                      Lando, SC  29724
                                                                                                      704/282-4382
------------------------------------------------------------------------------------------------------------------------------
 Pillowtex Corporation      4111 Mint Way         4111 Mint Way
                            Dallas, Dallas        Dallas, Dallas
                            County, TX            County, TX
------------------------------------------------------------------------------------------------------------------------------
 Ptex Holding Company       300 Delaware Ave,     300 Delaware Ave,
                            Suite 1704            Suite 1704
                            Wilmington, DE        Wilmington, DE
                            19801-1612            19801-1612
------------------------------------------------------------------------------------------------------------------------------
 Pillowtex Management       4111 Mint Way         4111 Mint Way          4666 Duncanville Rd.         Jeff Greenberg
 Services Company           Dallas, Dallas        Dallas, Dallas         Dallas, TX                   50 W. Ridgewood Ave.
                            County, TX            County, TX                                          [P.O. Box 927
                                                                                                      _____wood, NJ 07451]
                                                                       -------------------------------------------------------
                                                                         4111 Mint Way                Pillowtex Management
                                                                         Dallas, TX 75237             Services Company
                                                                       -------------------------------------------------------
                                                                         3444 Morse Dr.               Pillowtex Management
                                                                         Dallas, TX 75236             Services Company
------------------------------------------------------------------------------------------------------------------------------
 Tennessee Woolen Mills,    4111 Mint Way         4111 Mint Way          301 South Cumberland         Carolyn Stone
 Inc.                       Dallas, Dallas        Dallas, Dallas         Lebanon, TN  37087           416 Rome Pike
                            County, TX            County, TX                                          Lebanon, TN  37087
                                                                                                      615/444-4889
                                                                       -------------------------------------------------------
                                                                         601 Space Park North Dr.     Jim Brown
                                                                         Goodlettesville, TN  37071   First Management Services
                                                                                                      333 Union Street,
                                                                                                      Suite 400
                                                                                                      Nashville, TN  37201
                                                                       -------------------------------------------------------
                                                                         122 East Market Street       Tennessee Woolen Mills,
                                                                         Lebanon, TN  37087           Inc.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                           6                                       EXHIBIT C-1

                                     ANNEX 2

THIS DOCUMENT                                    Haynes and Boone, L.L.P.
PREPARED BY AND WHEN                               3100 NationsBank Plaza
FILED RETURN TO:                                Dallas, Texas  75202-3789
                                              Attention:  Sheila L. White


                               FINANCING STATEMENT

            THIS FINANCING STATEMENT IS PRESENTED TO A FILING OFFICER
                  FOR FILING UNDER THE UNIFORM COMMERCIAL CODE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 DEBTOR'S NAME AND MAILING ADDRESS:     _______________________
                                        4111 Mint Way
                                        Dallas, Texas  75237

                                        FED TAX ID NO. ____________________
--------------------------------------------------------------------------------
 SECURED PARTY'S NAME AND MAILING       NationsBank of Texas, N.A., as Agent
 ADDRESS:                               for Lenders*
                                        901 Main Street
                                        Dallas, Texas  75202

                                        FED TAX ID NO. 75-2238693
--------------------------------------------------------------------------------
 FOR FILING OFFICER:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES OR
               ITEMS OF PROPERTY AND INTERESTS (THE "COLLATERAL"):

     All of the following items and types of property -- wherever located and now or in the future acquired or existing:

               [FOR THE FINANCING STATEMENTS FOR BORROWER/DEBTOR]

          1. All of Debtor's present and future accounts, instruments, receivables, accounts receivable, chattel paper, documents, general intangibles, and book debts arising from its sale or lease of goods or rendition of services, including, without limitation, all present and future (a) amounts due to it from a factor, (b) returned, reclaimed, refused, or repossessed goods, and (c) books and records pertaining to, and security and guaranties for, any of the foregoing.

          2. All of its present and future inventory, including, without limitation, all present and future (a) materials, goods and work-in-process, finished goods, and other tangible property held for sale or lease or being processed for sale or lease in its present or future business, whether to be furnished under contracts or used or consumed in that Debtor's business, (b) documents (including documents of title) covering any of the foregoing, and (c) such property the sale or other disposition of which has given rise to accounts and which has not been returned to or repossessed or stopped in transit by that Debtor.

          3. Whether now owned or acquired in the future by Debtor, all present and future shares of capital stock issued by any of the following entities, including, without limitation, all present and future

-----------------
* Secured Party is serving as AGENT under the Credit Agreement (as renewed, extended, amended, or restated from time to time) dated as of December 1, 1994, between Pillowtex Corporation as BORROWER, Secured Party as AGENT, and certain LENDERS from time to time party to it. The security interests evidenced an perfected by this financing statement, as amended or continued from time to time, is granted to Secured Party in that capacity on behalf of those LENDERS.

                                                                     EXHIBIT C-1
     increases, profits, combinations, reclassifications, investment property, dividends, and substitutes and replacements for any of the foregoing (subject to any limitations in the Security Agreement to which this Financing Statement relates):

           Beacon Manufacturing Company, a North Carolina corporation;
           Manetta Home Fashions, Inc., a North Carolina corporation;
                                Pillowtex, Inc.;
                              Ptex Holding Company;
                     Pillowtex Management Services Company;
             Tennessee Woolen Mills, Inc., a Tennessee corporation;
              Torfeaco Industries Limited, an Ontario corporation;
                588747 Alberta Ltd., an Alberta corporation; and
          Pillowtex de Mexico S. De R.L. de C.V., a Mexico corporation

     All cash and noncash proceeds of any other Collateral, including, without limitation, all cash, accounts, general intangibles, documents, instruments, chattel paper, goods, and any other property received upon the sale or disposition of any other Collateral and all insurance proceeds of any kind paid at any time in connection with any other Collateral.

--------------------------------------------------------------------------------

______________________________, as DEBTOR        NATIONSBANK OF TEXAS, N.A., as
                                                 Agent for Lenders as SECURED
                                                 PARTY*

By                                               By
   --------------------------------------            ---------------------------
   Jeffrey D. Cordes, Executive Vice                 Sharon M. Ellis, Vice
   President                                         President






                                                                     EXHIBIT C-1
                                        2

                                     ANNEX 3


                      Dated as of _________________________


NationsBank of Texas, N.A., Agent
901 Main Street
Dallas, Texas  75202

     Re:  LESSEE:   _______________________________________
          PREMISES: _________________described on the attached EXHIBIT A

     The undersigned is the landlord ("LANDLORD") under a lease (as renewed, extended, amended, or substituted, the "LEASE") covering the Premises. Landlord understands that Lessee is or will be party to, or a guarantor under, a Credit Agreement (as renewed, extended, amended, or restated the "CREDIT AGREEMENT") with you and certain lenders which requires (a) granting to you on behalf of those lenders security interests in, among other things, all of Lessee's present and future inventory now or in the future located at the Premises (together with all cash and non-cash proceeds, the "COLLATERAL") and (b) subordinating in your favor on behalf of those lenders any liens, security interests, and other rights to which Landlord might be entitled in the Collateral.

     To satisfy those requirements and induce you and those lenders to extend credit under the Credit Agreement, Landlord agrees that, notwithstanding anything to the contrary in the Lease, until all of Lessee's obligations to you and those lenders have been paid and performed in full (a) all liens, security interests, and other rights to which Landlord might be entitled in the Collateral are subordinate and inferior to any present or future security interests granted to you on behalf of those lenders in the Collateral, regardless of the order in which any liens, security interests, and rights in the Collateral were or will be created, attached, pledged, filed, recorded, registered, or perfected, (b) Landlord intends that the Collateral will not become fixtures and will be and remain personal property, notwithstanding the manner of their annexation to the Premises, their adaptability to the uses and purposes for which the Premises are used, and the intentions of the party making the annexation, (c) Landlord will notify you in writing by Certified Mail, Return Receipt Requested, at the above address, if Lessee defaults on its lease obligations and grant to you the right but not the obligation to cure those one or more defaults, (d) you and your representatives are entitled to enter upon the Premises and assemble, appraise, display, sever, remove, maintain, prepare for sale or lease, repair, lease, transfer, or sell at one or more public auctions or private sales any Collateral, and (e) you may, without notice to Landlord or Landlord's consent and without affecting the validity of this agreement, increase, extend the times of payment of, or otherwise modify any of Lessee's debts to you or the performance of any of the terms and conditions of the Credit Agreement or related documents. This agreement inures to you, those lenders, and the respective successors and assigns of each and binds Landlord and Landlord's heirs, personal representatives, successors, and assigns. Landlord waives notice of acceptance of this agreement.


                                          Very truly yours,

--------------------------------------    -----------------------------------
(address)
--------------------------------------    By
--------------------------------------    -----------------------------------
(telephone)                               (Name)
--------------------------------------          -----------------------------
(telecopy)                                (Title)
                                                -----------------------------


                                                                  EXHIBIT C-1

THIS DOCUMENT                                           Haynes and Boone, L.L.P.
PREPARED BY AND WHEN                                      3100 NationsBank Plaza
RECORDED RETURN TO:                                    Dallas, Texas  75202-3789
                                                     Attention:  Sheila L. White

                                   EXHIBIT C-2

             RELEASE OF MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT,
                             AND FINANCING STATEMENT

                                      from

                                  REALMAC, INC.,
                                   as GRANTOR,

                                   in favor of

                                SHARON M. ELLIS,

                                   as TRUSTEE,

                         for the benefit and in favor of

                           NATIONSBANK OF TEXAS, N.A.,
      as AGENT for the benefit of the LENDERS described in this instrument,

                          covering property situated in
                      Buncombe County, North Carolina, and
                          Oconee County, South Carolina

                                November __, 1996



                                                                   EXHIBIT C-2

             RELEASE OF MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT,
                             AND FINANCING STATEMENT

STATE OF ________

COUNTY OF ________


     This RELEASE OF MORTGAGE is executed as of November __, 1996 by NATIONSBANK OF TEXAS, N.A., as Beneficiary (in such capacity, "LENDER").

     WHEREAS, on or about __________________, 19____, PILLOWTEX, a Texas corporation ("GRANTOR"), executed that certain Mortgage, Deed of Trust, Security Agreement, and Financing Statement (the "DEED OF TRUST"), recorded as File
No. ____________ of the Real Property Records of ________County, ________, and covering the real and personal property more fully described therein, including, without limitation, the land described on EXHIBIT A attached hereto and incorporated herein for all purposes (collectively, the "PROPERTY").

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender, being the current owner and holder of the Deed of Trust, has RELEASED and DISCHARGED, and by these presents hereby RELEASES and DISCHARGES the property from the liens and security interests of the Deed of Trust and any related UCC-1 Financing Statements connected therewith.

     EXECUTED as of the day and date first above written.

                              LENDER:

                              NATIONSBANK OF TEXAS, N.A.



                              By
                                   ---------------------------------------------
                                   Sharon M. Ellis, Vice President




                                                                  EXHIBIT C-2

THE STATE OF TEXAS  Section
                    Section
COUNTY OF DALLAS    Section

     On November __, 1996, personally came before me SHARON M. ELLIS who, being by me duly sworn, says that she is a Vice President of NATIONSBANK OF TEXAS, N.A., that the seal affixed to the foregoing instrument in writing is the corporate seal of that corporation, and that such instrument was signed and sealed by her, on behalf of that corporation, and acknowledges such instrument to be the act and deed of that corporation.

[PERSONALIZED SEAL]
                              --------------------------------------------------
                              Notary Public in and for the State of Texas

                              (Name)
                                    --------------------------------------------
My Commission expires:

----------------------------




THE STATE OF TEXAS  Section
                    Section
COUNTY OF DALLAS    Section

     Personally appeared before me _______________________________ who, being duly sworn, says that he/she was present and saw the corporate seal of the within-named NATIONSBANK OF TEXAS, N.A. affixed to the foregoing Release of Mortgage; and that he/she saw Sharon M. Ellis, as Vice President, and ________________, as ___________________, sign, attest and deliver the within written instrument, and that he/she, with _______________________________, witnessed the execution and delivery thereof as the act and deed of NATIONSBANK OF TEXAS, N.A.


-------------------------------------
Signature of First Witness

     Sworn to and subscribed before me this ____ day of November, 1996.


                                                                          (L.S.)
                                 ----------------------------------------
                                 Notary Public for the State of Texas
My commission expires:
                       ---------------

                                                 [NOTARY SEAL]



                                                                    EXHIBIT C-2
                                        2

                                    EXHIBIT A

                                      LAND


                          [TO BE PROVIDED BY BORROWER.]









                                                                    EXHIBIT C-2

THIS DOCUMENT                                           Haynes and Boone, L.L.P.
PREPARED BY AND WHEN                                      3100 NationsBank Plaza
RECORDED RETURN TO:                                    Dallas, Texas  75202-3789
                                                     Attention:  Sheila L. White

                                   EXHIBIT C-3

           RELEASE OF SECOND MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT
                  OF LEASES AND RENTS, AND FINANCING STATEMENT

                                      from

                             PILLOWTEX CORPORATION,
                                  as MORTGAGOR,

                                   in favor of

                           NATIONSBANK OF TEXAS, N.A.,
             as AGENT for the LENDERS described in this instrument,

                          covering property situated in
                            York County, Pennsylvania

                                November __, 1996









                                                                    EXHIBIT C-3

                 RELEASE OF SECOND MORTGAGE, SECURITY AGREEMENT,
             ASSIGNMENT OF LEASES AND RENTS, AND FINANCING STATEMENT

STATE OF ________

COUNTY OF ________


     This RELEASE OF MORTGAGE is executed as of November __, 1996 by NATIONSBANK OF TEXAS, N.A., as Beneficiary (in such capacity, "LENDER").

     WHEREAS, on or about __________________, 19____, PILLOWTEX, a Texas corporation ("GRANTOR"), executed that certain Second Mortgage, Deed of Trust, Security Agreement, and Financing Statement (the "DEED OF TRUST"), recorded as File No. ____________ of the Real Property Records of ________County, ________, and covering the real and personal property more fully described therein, including, without limitation, the land described on EXHIBIT A attached hereto and incorporated herein for all purposes (collectively, the "PROPERTY").

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender, being the current owner and holder of the Deed of Trust, has RELEASED and DISCHARGED, and by these presents hereby RELEASES and DISCHARGES the property from the liens and security interests of the Deed of Trust and any related UCC-1 Financing Statements connected therewith.

     EXECUTED as of the day and date first above written.

                              LENDER:

                              NATIONSBANK OF TEXAS, N.A.



                              By
                                   --------------------------------------------
                                   Sharon M. Ellis, Vice President


                            CERTIFICATE OF RESIDENCE

     The undersigned certifies that the precise residence of Mortgagee is:

                    NationsBank of Texas, N.A.
                    901 Main Street
                    Dallas, Texas  75202


                    -------------------------------------------
                    Sharon M. Ellis, Vice President
                    of and on behalf of
                    NationsBank of Texas, N.A.







                                                                    EXHIBIT C-3

THE STATE OF TEXAS  Section
                    Section
COUNTY OF DALLAS    Section

     On _______________________, 1996, before me, a notary public, the undersigned officer personally appeared SHARON M. ELLIS and __________________, who acknowledged themselves to be the Vice President, and
_____________________________________, respectively, of NATIONSBANK OF TEXAS,
N.A., and that they, as such officers, being authorized to do so, executed the foregoing instrument for the purposes contained in it, by signing the name of the corporation by themselves as such officers.

[PERSONALIZED SEAL]
                              -------------------------------------------------
                              Notary Public in and for the State of Texas

                              (Name)
                                    -------------------------------------------
My Commission expires:

--------------------------














                                                                    EXHIBIT C-3
                                        2

                                    EXHIBIT A
















                                                                    EXHIBIT C-3

                                   EXHIBIT D-1

                              NOTICE OF CONVERSION

AGENT:    NationsBank of Texas, N.A.                 DATE:  ____________________

BORROWER: Pillowtex Corporation

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This notice is delivered under SECTION 3.10 of the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of November __, 1996, between Borrower, Agent, and certain lenders. Terms defined in the Credit Agreement have the same meanings when used -- unless otherwise defined -- in this notice.

     Borrower presently has a ____________________(1) Borrowing (the "EXISTING BORROWING") under the Revolving Facility in the amount of $____________________ -- which, if a ____________________(2) Rate Borrowing, has an Interest Period of ____________________(3) ending on ____________________. On ________________________ (the "CONVERSION DATE"),
Borrower shall partially pay, continue in full or part as the same Type of Borrowing, or convert in full or part to another Type of Borrowing and -- if applicable -- with the Interest Period(s) designated below
[CHECK APPLICABLE BOXES]:

     / /  Amount to be paid, if any, $_______________

     / / Balance to be in the following Types of Borrowings with -- if applicable -- the following Interest Period(s):

       ---------------------------------------------------------------
       ---------------------------------------------------------------
             Type(1)          Amount(4)           Interest Period(4)
       ---------------------------------------------------------------
       ---------------------------------------------------------------
                         $
       ---------------------------------------------------------------
                         $
       ---------------------------------------------------------------
                         $
       ---------------------------------------------------------------
                         $
       ---------------------------------------------------------------
       ---------------------------------------------------------------

     Borrower certifies that on the Conversion Date -- and after giving effect to the above action(s) -- (a) all of the representations and warranties in the Loan Documents will be true and correct in all material respects -- UNLESS they speak to a specific date or the facts on which they are based have been changed by transactions contemplated or expressly permitted by the Credit Agreement -- and (b) no Material Adverse Event, Default, or Potential Default will exist.

                              PILLOWTEX CORPORATION

                              By
                                      ----------------------------------------
                              Name
                                      ----------------------------------------
                              Title(5)
                                      ----------------------------------------

________________
(1)  Base-Rate, CD-Rate, or LIBOR-Rate
(2)  LIBOR- or CD-
(3) 1, 2, 3, or 6 months for LIBOR-Rate Borrowings or 30, 60, 90, or 180 days for CD-Rate Borrowings
(4) Must be $1,000,000 or $100,000 greater multiple for a Base-Rate Borrowing or $4,000,000 or $100,000 multiple for any other Type of Borrowing
(5)  Must be a Responsible Officer


                                                            EXHIBIT D-1

                                   EXHIBIT D-2

                             COMPLIANCE CERTIFICATE

    FOR THE FISCAL QUARTER ENDED ____________________ (the "SUBJECT QUARTER")


AGENT:    NationsBank of Texas, N.A.                  DATE: ____________________

BORROWER: Pillowtex Corporation

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This certificate is delivered under the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of November __, 1996, between Borrower, Agent, and certain lenders, all defined terms in which have the same meanings when used -- unless otherwise defined -- in this certificate.

     In my capacity as a Responsible Officer of -- and on behalf of -- Borrower, I certify to Agent and Lenders on the date of this certificate that (a) I am a Responsible Officer of Borrower, (b) Borrower's Financial Statements attached to this certificate were prepared in accordance with GAAP and present fairly the Companies' consolidated financial condition and results of operations as of, and for the fiscal quarter ended on, the last day of the Subject Quarter, (c) a review of the activities of the Companies during the Subject Quarter has been made under my supervision with a view to determining whether, during the Subject Quarter, the Companies performed and complied with all of their obligations under the Loan Documents, and, during the Subject Quarter, to my knowledge
(i) the Companies performed, and complied with all of their obligations under the Loan Documents (EXCEPT for the deviations, if any, described on a schedule to this certificate) in all material respects, and (ii) no Default (nor any Potential Default) has occurred which has not been cured or waived (EXCEPT the Defaults or Potential Defaults, if any, described on the schedule to this certificate), and (d) to my knowledge, the status of compliance by the Companies with SECTIONS 9.9, 9.18, 10.1, 10.2, 10.3, and 10.4 of the Credit Agreement at the end of the Subject Quarter is as described on the schedule to this certificate.


                            By
                                   ------------------------------------------
                            Name
                                   ------------------------------------------
                            Title(1)
                                   ------------------------------------------





_______________
(1)  Must be a Responsible Officer


                                                            EXHIBIT D-2

                       SCHEDULE TO COMPLIANCE CERTIFICATE

             (For Fiscal Quarter Ended ___________________________)


     A. Describe deviations from performance or compliance with covenants, if any, pursuant to CLAUSE (c)(i) of the attached certificate. If none, so state.





     B.   Describe Potential Defaults and Defaults, if any, pursuant to CLAUSE
(c)(ii) of the attached certificate. If none, so state.





     C. Reflect compliance with SECTIONS 9.9, 9.17, 10.1, 10.2, 10.3, and 10.4 at the end of the Subject Period on a consolidated basis pursuant to CLAUSE (d) of the attached certificate.

                                     TABLE 1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                       COVENANT                      AT END OF SUBJECT PERIOD
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 SECTION 9.9    DISTRIBUTIONS
-------------------------------------------------------------------------------
 (a)  Net Income for previous fiscal year                 $
-------------------------------------------------------------------------------
 (b)  50% of LINE (a)                                     $
-------------------------------------------------------------------------------
 (c)  Distributions paid -- excluding carryovers from               $
      earlier years -- during previous fiscal year
      and by April 30 of this fiscal year for
      previous fiscal year -- MAY NOT EXCEED LINE (b)
-------------------------------------------------------------------------------
 (d)  Net Income for this fiscal year                     $
-------------------------------------------------------------------------------
 (e)  50% of LINE (d)                                     $
-------------------------------------------------------------------------------
 (f)  Distributions paid -- excluding carryovers for                $
      previous fiscal year included in LINE (c) --
      during this fiscal year -- MAY NOT EXCEED LINE
      (e)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 SECTION 9.17   OPERATING LEASES
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
      Total Operating Lease obligations for most-         $
      recently ended fiscal year
-------------------------------------------------------------------------------
      MAXIMUM                                                       $12,000,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 SECTION 10.1   MINIMUM NET WORTH
-------------------------------------------------------------------------------
 (a)  Stockholder's equity (Net Worth)                    $
-------------------------------------------------------------------------------

                                                                    EXHIBIT D-2

-------------------------------------------------------------------------------
 (b)  90% of Consolidated-Net Worth at December 30,       $
      1995
-------------------------------------------------------------------------------
 (c)  50% of Cumulative Net Income (without deduction     $
      for losses) after December 30, 1995
-------------------------------------------------------------------------------
 (d)  MINIMUM NET WORTH -- TOTAL of LINES (b), AND                  $
      (c)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 SECTION 10.2   CURRENT RATIO
-------------------------------------------------------------------------------
 (a)  Current assets                                      $
-------------------------------------------------------------------------------
 (b)  Current liabilities                                 $
-------------------------------------------------------------------------------
 (c)  RATIO of LINE (a) TO LINE (b)                                ____ to 1.00
-------------------------------------------------------------------------------
 (d)  MINIMUM                                                       1.3 to 1.00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Section 10.3   FUNDED DEBT/EBITDA
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 (a)  Funded Debt                                                   $
-------------------------------------------------------------------------------
 (b)  Net Income for last 12 fiscal months                $
-------------------------------------------------------------------------------
 (c)  Interest expense (including capitalized             $
      interest) for last 12 fiscal months
-------------------------------------------------------------------------------
 (d)  Taxes for last 12 fiscal months                     $
-------------------------------------------------------------------------------
 (e)  Depreciation for last 12 fiscal months              $
-------------------------------------------------------------------------------
 (f)  Amortization for last 12 fiscal months              $
-------------------------------------------------------------------------------
 (g)  EBITDA -- TOTAL of LINES (b), (c), (d), (e),                  $
      PLUS (f)
-------------------------------------------------------------------------------
 (h)  RATIO of LINE (a) TO LINE (g)                               ____ to 1.00
-------------------------------------------------------------------------------
 (i)  MAXIMUM                                                      4.0 to 1.00
                                                                   through
                                                                   1/2/99; 3.5
                                                                   to 1.00
                                                                   after 1/2/99
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Section 10.4   INTEREST COVERAGE RATIO
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 (a)  Net Income for 1, 2, 3, or 4 fiscal quarters        $
-------------------------------------------------------------------------------
 (b)  Interest expense (including capitalized             $
      interest) for period in that applicable period
-------------------------------------------------------------------------------
 (c)  Taxes for that applicable period                    $
-------------------------------------------------------------------------------
 (d)  Depreciation for that applicable period             $
-------------------------------------------------------------------------------
 (e)  Amortization for that applicable period             $
-------------------------------------------------------------------------------
 (f)  EBITDA that applicable period -- TOTAL of LINES               $
      (a), (b), (c), (d), PLUS (e)
-------------------------------------------------------------------------------
 (g)  Interest expense on the Company's Debt for that     $
      applicable period
-------------------------------------------------------------------------------
 (h)  RATIO of LINE (f) TO LINE (g)                               ____ to 1.00
-------------------------------------------------------------------------------
 (i)  MINIMUM RATIO                                                2.5 to 1.00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                                  EXHIBIT D-2

                                  EXHIBIT D-3

                             CLOSING CERTIFICATE

AGENT:    NationsBank of Texas, N.A.             DATE: ________________, 1996

BORROWER: Pillowtex Corporation

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

     This certificate is delivered under the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of November 8, 1996, between Borrower, Agent, and certain lenders, all defined terms in which have the same meanings when used -- unless otherwise defined -- in this certificate.

     In my capacity as a Responsible Officer of -- and on behalf of -- Borrower, I certify to Agent and Lenders on the date of this certificate that (a) I am a Responsible Officer of Borrower, (b) except as disclosed in writing to Agent and Lenders, there have been no amendments or modifications to or waivers of compliance under the Fieldcrest Acquisition Agreement, and (c) upon completion of the Fieldcrest Asset Acquisition (i) all of the representations and warranties in the Loan Documents will be true and correct in all material respects and (ii) no Material Adverse Event, Default, or Potential Default will exist.


                            By
                                   ------------------------------------------
                            Name
                                   ------------------------------------------
                            Title(1)
                                   ------------------------------------------





_______________
(1)  Must be a Responsible Officer

                                   EXHIBIT E-1

                            OPINION OF TEXAS COUNSEL


     1. EXISTENCE AND AUTHORITY. Each Company is a corporation or partnership duly organized, validly existing and (if a corporation, in good standing) under the laws of its state of organization. Except where failure would not reasonably be expected to be a Material Adverse Event, each Company (a) is duly qualified to transact business as a foreign entity in each jurisdiction where the nature and extent of its business and properties require the same, and (b) possesses all requisite authority, power, licenses, permits, and franchises to conduct its business as is now being conducted. Each Company possesses all requisite corporate or partnership authority, power, licenses, permits, and franchises to execute, deliver, and comply with the terms of the Loan Documents to which it is a party, all which have been duly authorized and approved by all necessary corporate or partnership action and, except where failure would not reasonably be expected to be a Material Adverse Event, for which no approval or consent of any Person or Tribunal is required which has not been obtained and no filing or other notification to any Person or Tribunal is required which has not been properly completed. Each Company has the power to own its respective properties and to conduct its respective business as currently conducted. The execution, delivery, and performance by each Company of the Loan Documents to which it is a party do not violate or cause a default under the Certificate or Articles of Incorporation or Articles of Organization, or Bylaws, or Regulations, or Charter, or agreement of limited partnership, of such Company, any law, any judgment, decree, or order of any court or any other agency of government known to this firm that is applicable to such Company or its property, or any material agreement know to this firm to which such Company is a party or by which its property is bound, including, with respect to the Company which is a party thereto, the Credit Agreement and will not result in the creation or imposition of any Lien upon the property or assets of such Company, other than as provided by the Loan Documents.

     2. COMPLIANCE WITH LOAN DOCUMENTS. No Company is, nor will the execution, delivery, performance, or observance of the Loan Documents cause any Company to be (a) in violation of any laws or any material agreements to which it is a party, or (b) in violation of its partnership agreement, articles of organization, regulations, bylaws or charter.

     3. LITIGATION. Except for Litigation that is not, individually or collectively, a Material Adverse Event, no Company is aware of any pending or threatened Litigation by, against, or affecting any Company or its assets or real estate. Except for those that are not, individually or collectively, a Material Adverse Event, there are no outstanding or unpaid judgments orders, writs, injunctions or decrees against any Company or its assets.

     4. GOVERNMENT REGULATION. No Company is (a) a "holding company," a "subsidiary company" of a "holding company," an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended, (b) a "public utility" within the meaning of the Federal Power Act, as amended, (c) an "investment company" or "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (d) an "investment advisor" within the meaning of the Investment Advisors Act of 1940, as amended.

     5. ENFORCEABILITY. Each of the Loan Documents has been duly executed and delivered by each Company party thereto and constitutes a legal, valid and binding obligation of each Company party thereto, enforceable against each such Company in accordance with its terms.

     6. EMPLOYEE BENEFIT PLANS. No (a) Company employee benefit plan (as defined in the Internal Revenue Code of 1954, as amended, and the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) has incurred an accumulated funding deficiency in a material amount; (b) Company has incurred material liability to the Pension Benefit Guaranty Corporation in connection with any such plan; (c) Company has withdrawn in whole or in part from participation in a multiemployer pension plan (as defined in ERISA); and
(d) prohibited transaction or
                                                                  EXHIBIT E-1
                                      1
reportable event (as such terms are defined in ERISA) has occurred which could have a material adverse effect on Borrower's financial condition.

     7. TAXES. All tax returns of each Company required to be filed have been filed and all taxes imposed upon each Company which are due and payable have been paid.

     8. USURY. The interest contracted for in the Loan Documents does not exceed the rate of interest currently allowed to be contracted for under Texas usury law. With respect to the Loan Documents, (a) no fees, sums or other benefits, direct or indirect, including any compensating balance requirements or fees in lieu thereof, have been paid to or received by or are, or may be, payable to or receivable by the Agent (for the benefit of the Lenders), except as set forth in the Loan Documents, (c) any expenses reimbursable to the Agent (for the benefit of the Lenders) in connection with the Loans have been and will be limited to the actual costs incurred and paid to third parties, (d) the prepayment premiums or funding loss payments contained in the Credit Agreement bear a reasonable relationship to the amount of loss or inconvenience which may be suffered by the Agent (and the Lenders) as a result of any prepayment, and
(e) the fees required to be paid by SECTIONS 4.2, 4.3, and 4.4 of the Credit Agreement do not constitute interest under Texas law.

     9. NO DEFAULT. The execution, delivery, and performance by any Company with respect to the Loan Documents to which it is a party do not and will not contravene or constitute a default under, any provision of any law or regulation of the State of Texas or the United States of America, and no authorization, approval, consent, order, license, or other action by, and no notice to or filing with, any individual, corporation, partnership, trust unincorporated association or other legal entity or organization, or any government, court, agency, or political subdivision, is required in connection with such execution, delivery and performance under any law or regulation of the State of Texas or the United States of America or any judgment, decree, or order of any court or governmental or regulatory authority, which has not been obtained or given.

     10. CONSENTS. No approval, authorization, or other action by, or filing with, any governmental authority of the United States of America or any state, or any court or arbitrator, is required in connection with the execution, delivery and performance on the date hereof by each Company with respect to the Loan Documents to which it is a party, except (a) such approvals, authorizations, actions or filings as have been made or secured as of the date hereof, and (b) the filing or recording of any Uniform Commercial Code financing statements or amendments, and any other document or instrument required to be filed in order to perfect a lien in any of the Collateral, and any continuation statements or similar documents required to be filed to maintain the effectiveness thereof.

     11. SECURITY INTEREST. All right, title and interest of each Company in respect of the Collateral has been effectively made subject to the security interests of the Agent (for the benefit of the Lenders) pursuant to the Credit Agreement. Assuming the due filing in proper form in the office of the Secretary of State of the State of Texas of financing statements covering the Collateral, the Agent (for the benefit of the Lenders) will have good and valid perfected liens and security interests in the Collateral to the extent such security interest is perfected by central filing under the Uniform Commercial Code as in effect in the State of Texas (the "UCC").

     12. PLEDGED SECURITIES. Based upon a review of the stock transfer records of each issuer thereof, the Pledged Securities that are capital stock collectively constitute all the issued and outstanding shares of capital stock of each issuer, are owned by the Persons identified on SCHEDULE 2 to the Security Agreement, and no other person owns any interest in any capital stock of any Company and all of the Pledged Securities that are capital stock are duly authorized, validly issued, fully paid and non-assessable, and, all of the Pledged Securities are free and clear of any liens, encumbrances, or security interests whatsoever other than the liens created by the pledge of the Security Agreement pursuant to the Credit Agreement. There are no outstanding rights, warrants, options, or agreements to purchase or otherwise acquire any shares of stock or securities or obligations of any kind convertible into any share of capital stock, of any class. There are also no restrictions on transfer of the capital stock of any Company. No filings or recordings are required to perfect or make valid and enforceable the pledge under the Security Agreement.

                                                                  EXHIBIT E-1
                                      2

With the delivery to and possession by the Agent (for the benefit of the Lenders) of the certificates representing the Pledged Securities, the Agent (for the benefit of the Lenders) will have a valid, perfected, first priority security interest in and pledge of all the Pledged Securities as security for Obligations.






                                                                  EXHIBIT E-1
                                      3

                                   EXHIBIT E-2

                            OPINION OF MEXICO COUNSEL

     1. ENFORCEABILITY OF SECURITY AGREEMENT. The Security Agreement evidences a valid and binding obligation and agreement of ____________________, and, assuming that it is enforceable under the applicable laws of the United States of America, is enforceable in accordance with its terms under the laws of Mexico.

     2. EXISTENCE AND AUTHORITY. The Company is a corporation duly organized, validy existing, and in good standing under the laws of its state of jurisdiction of organization. Except where failure would not reasonably be expected to be a Material Adverse Event, the Company (a) is duly qualified to transact business as a foreign entity in each jurisdiction where the nature and extent of its business and properties require the same, and (b) possesses all requisite authority, power, licenses, permits, and franchises to conduct its business as is now being conducted.






                                                                  EXHIBIT E-2
                                      1

                                    EXHIBIT F

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


     THIS AGREEMENT is entered into as of ______________________, between ________________________ ("ASSIGNOR") and ______________________ ("ASSIGNEE").

     PILLOWTEX CORPORATION, a Texas corporation ("BORROWER"), certain lenders ("LENDERS"), and NATIONSBANK OF TEXAS, N.A., a national banking association (in its capacity as Agent for Lenders, "AGENT"), are party to the Restated Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of November __, 1996, all of the defined terms in which have the same meanings when used -- unless otherwise defined -- in this agreement. This agreement is entered into as required by SECTION 14.10(c) of the Credit Agreement and is not effective until consented to by Borrower and Agent, which consents may not under the Credit Agreement be unreasonably withheld.

     ACCORDINGLY, for adequate and sufficient consideration, Assignor and Assignee agree as follows:

     1. ASSIGNMENT AND ASSUMPTION. By this agreement, and effective as of _________________________ (which must be at least five Business Days after the execution and delivery of this agreement to both Borrower and Agent for consent, the "EFFECTIVE DATE"), Assignor sells and assigns to Assignee (without recourse to Assignor) and Assignee purchases and assumes from Assignor a ___% interest (the "ASSIGNED INTEREST") in and to all of Assignor's Rights and obligations under the Credit Agreement as of the Effective Date, including, without limitation, the Assigned Interest in (a) Assignor's Commitment as of the Effective Date, (b) Notes held by Assignor as of the Effective Date, (c) all Principal Debt owed to Assignor on the Effective Date, (d) all unpaid reimbursement obligations under drawings or drafts under any LC on the Effective Date, (e) all outstanding participations owned by Assignor under SECTION 2.4(c) of the Credit Agreement on the Effective Date, (f) all interest accruing in respect of the Assigned Interest after the Effective Date, (g) all LC fees paid in advance before the Effective Date under SECTION 4.3(a) of the Credit Agreement in respect of the Assigned Interest and in respect of any period or periods after the Effective Date, and (h) all commitment fees accruing in respect of the Assigned Interest under SECTION 4.4 of the Credit Agreement after the Effective Date.

     2. ASSIGNOR PROVISIONS. Assignor (a) represents and warrants to Assignee that as of the Effective Date (i) the following principal amounts and LC liabilities are owed to it without reduction for any assignments that have not yet become effective:

          --------------------------------------------------
          --------------------------------------------------
                         ITEM                       AMOUNT
          --------------------------------------------------
          --------------------------------------------------
          Principal Debt of Revolving Facility     $
          --------------------------------------------------
          LC reimbursables                         $
          --------------------------------------------------
          Section 2.4(c) participations            $
          --------------------------------------------------
          --------------------------------------------------

and (ii) Assignor is the legal and beneficial owner of the Assigned Interest, which is free and clear of any adverse claim, and (b) makes no representation or warranty to Assignee and assumes no responsibility to Assignee with respect to
(i) any statements, warranties, or representations made in or in connection with any Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, or value of any Loan Document, or (iii) the financial condition of any Company or the performance or observance by any Company of any of its obligations under any Loan Document.

                                                                   EXHIBIT F

NationsBank of Texas, N.A., Agent
________________, 1994
Page 2

     3. ASSIGNEE PROVISIONS. Assignee (a) represents and warrants to Assignor, Borrower, and Agent that Assignee is legally authorized to enter into this agreement, (b) confirms that it has received a copy of the Credit Agreement, copies of the Current Financials, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this agreement, (c) agrees with Assignor, Borrower, and Agent that Assignee shall -- independently and without reliance upon Agent, Assignor, or any other Lender and based on such documents and information as Assignee deems appropriate at the time -- continue to make its own credit decisions in taking or not taking action under the Loan Documents,
(d) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms of the Loan Documents and all other reasonably-incidental powers, (e) agrees with Assignor, Borrower, and Agent that Assignee shall perform and comply with all provisions of the Loan Documents applicable to Lenders in accordance with their respective terms, and (f) if Assignee is not organized under the Laws of the United States of America or one of its states, it (i) represents and warrants to Assignor, Agent, and Borrower that no Taxes are required to be withheld by Assignor, Agent, or Borrower with respect to any payments to be made to it in respect of the Obligations, and it has furnished to Agent and Borrower two duly completed copies of either U.S. Internal Revenue Service FORM 4224, FORM 1001, FORM W-8, or any other form acceptable to Agent that entitles Assignee to exemption from U.S. federal withholding Tax on all interest payments under the Loan Documents,
(ii) covenants to provide Agent and Borrower a new FORM 4224, FORM 1001, FORM W-8, or other form acceptable to Agent upon the expiration or obsolescence of any previously delivered form according to Law, duly executed and completed by it, and to comply from time to time with all Laws with regard to the withholding Tax exemption, and (iii) agrees with Agent and Borrower that, if any of the foregoing is not true or the applicable forms are not provided, then Agent and Borrower (without duplication) may deduct and withhold from interest payments under the Loan Documents any United States federal-income Tax at the full rate applicable under the Code.

     4. CREDIT AGREEMENT AND COMMITMENTS. From and after the Effective Date (a) Assignee shall be a party to the Credit Agreement and (to the extent provided in this agreement) have the Rights and obligations of a Lender under the Loan Documents and (b) Assignor shall (to the extent provided in this agreement) relinquish its Rights and be released from its obligations under the Loan Documents. On the Effective Date, after giving effect to this agreement, but without giving effect to any other assignments that have not yet become effective, Assignor's total Commitment (which, if positive, must be at least $10,000,000) and Assignee's total Commitment (which must be at least $10,000,000) will be as follows:

               ------------------------------------------------------
               ------------------------------------------------------
                  LENDER         REVOLVING FACILITY         TOTAL
               ------------------------------------------------------
               ------------------------------------------------------
               Assignor       $                           $
               ------------------------------------------------------
               Assignee       $                           $
               ------------------------------------------------------
               ------------------------------------------------------

     5. NOTES. Assignor and Assignee request Borrower to issue new Notes to Assignor and Assignee in the amounts of their respective Commitments under PARAGRAPH 4 above and otherwise issued in accordance with the Credit Agreement. Upon delivery of those Notes, Assignor shall return to Borrower all Notes previously delivered to Assignor under the Credit Agreement.

     6. PAYMENTS AND ADJUSTMENTS. From and after the Effective Date, Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees, and other amounts) to Assignee.

                                                                   EXHIBIT F
                                       2

NationsBank of Texas, N.A., Agent
________________, 1994
Page 3


Assignor and Assignee shall make all appropriate adjustments in payments for periods before the Effective Date by Agent or with respect to the making of this assignment directly between themselves.

     7. CONDITIONS PRECEDENT. PARAGRAPHS 1 through 5 above are not effective until (a) counterparts of this agreement are executed and delivered by Assignor and Assignee to -- and are executed in the spaces below by -- Borrower and Agent and (b) Agent receives from Assignor or Assignee a $2,500 processing fee.

     8. INCORPORATED PROVISIONS. Although this agreement is not a Loan Document, the provisions of SECTIONS 1 and 14 of the Credit Agreement applicable to Loan Documents are incorporated into this instrument by reference the same as if this agreement were a Loan Document and those provisions were set forth in this agreement verbatim.

     9. COMMUNICATIONS. For purposes of SECTION 14.2 of the Credit Agreement, Assignee's address and telecopy number -- until changed under that section -- are beside its signature below.

     10. AMENDMENTS, ETC. No amendment, waiver, or discharge to or under this agreement is valid unless in writing that is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of the Credit Agreement.

     11. ENTIRETY. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN ASSIGNOR AND ASSIGNEE ABOUT ITS SUBJECT MATTER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF ASSIGNOR AND ASSIGNEE. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN ASSIGNOR AND ASSIGNEE.

     12. PARTIES. This agreement binds and benefits Assignor, Assignee, and their respective successors and assigns that are permitted under the Credit Agreement.

     EXECUTED as of the date first stated above.

[ASSIGNOR]                                 [ASSIGNEE]


By                                         By
       ------------------------------             ------------------------------
(Name)                                     (Name)
       ------------------------------             ------------------------------
(Title)                                    (Title)
       ------------------------------             ------------------------------


                                           (Address)
                                                  ------------------------------
                                                  ------------------------------
                                                  ------------------------------
                                           (Telecopy No.)



                                                                      EXHIBIT F
                                       3

NationsBank of Texas, N.A., Agent
________________, 1994
Page 4



     As of the Effective Date, Borrower and Agent consent to this agreement and the transactions contemplated in it.

PILLOWTEX CORPORATION, as BORROWER         NATIONSBANK OF TEXAS, N.A., as AGENT


By                                         By
       ------------------------------             ------------------------------
(Name)                                     (Name)
       ------------------------------             ------------------------------
(Title)                                    (Title)
       ------------------------------             ------------------------------


                                                                       EXHIBIT F
                                       4